UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04138

Allmerica Investment Trust

(Name of Registrant)

440 Lincoln Street

Worcester, Massachusetts 01653

(Address of Principal Executive Offices)

George M. Boyd, Trust Secretary

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(508) 855-1000

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2004

Item 1.	Reports to Stockholders

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Allmerica Investment Trust

Annual Report

December 31, 2004

Allmerica Investment Trust - Money Market Fund

Annual Report

December 31, 2004

For information on ordering additional copies of this report, see Client Notices on page F-54.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

A Letter from the Chairman

Dear Client:

Economic growth was mixed throughout the world in 2004, while the weakening U.S. dollar proved to be a boon to many foreign stock markets. The economies of the twelve euro zone countries grew by less than 2%, but many European stock markets still produced solid returns. In the United Kingdom, a relatively robust economy helped the FTSE 100 Index gain over 11%, despite four interest rate hikes by the Bank of England. Investors in mainland Europe ignored anemic economic growth rates, pushing up both Germany’s DAX Index and France’s CAC 40 Index by more than 7%. Many Asian stock markets posted substantial increases, due to inflows of foreign capital and healthy economic growth. Stock markets in Australia, Singapore and Hong Kong enjoyed the largest percentage gains, although markets in Japan also ended higher, despite a sluggish economy. Hong Kong’s Hang Seng Index rose over 17%, while Japan’s Nikkei Average finished the period up more than 8%. In Latin America, Mexico’s recovering economy drove stock market gains of over 40%, while Chinese demand for metals and other commodities helped spur growth in Argentina, Brazil and Chile.

The United States economy turned in a strong performance in 2004. Gross domestic product, which grew steadily throughout the year, ended higher by about 4%. The consumer remained the mainstay of economic activity, as relatively low interest rates drove continued spending on housing, goods and services. Business investment returned, as firms spent more on equipment and software. Beginning with its June meeting, the Federal Reserve Board raised its target for the federal funds rate five times, moving from 1.00% to 2.25%, in 0.25% increments. As these short-term interest rate increases trickled through the economy, long-term interest rates were largely unaffected, ending the year slightly lower than where they began. Low mortgage rates helped the real estate industry turn in a stronger-than-expected performance. Rising energy costs, which had threatened to derail economic growth, subsided as oil prices declined late in the year. The U.S. stock market, as measured by the S&P 500® Index, produced returns of over 10%, better than many analysts had expected. The Nasdaq Composite Index rose more than 9%, despite declines in some large technology stocks. With interest rates remaining low, the bond market surprised many analysts, registering another year of solid returns.

All of the Allmerica Investment Trust funds achieved positive results in 2004, led by the Select Value Opportunity and Select Capital Appreciation Funds, which each gained over 18%. Bolstered by continued low interest rates, our fixed income funds delivered positive results for the year. The Select Investment Grade Income Fund gained almost 4%, while the Government Bond Fund rose more than 2%.

On behalf of the Board of Trustees,

John P. Kavanaugh

Chairman of the Board

Allmerica Investment Trust

Select Capital Appreciation Fund

The Select Capital Appreciation Fund returned 18.62% for 2004, underperforming its benchmark, the Russell Midcap Index, which returned 20.23%.

After beginning the year on a strong note, stocks struggled to make headway as economic growth moderated amid rising short-term interest rates and surging energy costs. Mid-cap shares outperformed their larger counterparts, and value stocks outperformed growth. The Technology, Industrials and Business Services and Energy sectors aided relative performance. The fund’s technology holdings were good performers, driven by strong performances in communications and electronic equipment companies and in the fund’s software holdings. An underweight in Semiconductors benefited relative performance. Positions in McAfee and Veritas drove results in Software. Within communications equipment, Harris and Research In Motion were the best relative contributors. Employment Services, Logistics, Machinery and traditional Industrial stocks benefited relative results. Detractors from relative performance included the Health Care, Consumer Discretionary, and Financials sectors. Weak stock selection in Health Care Services and Biotechnology, and the fund’s positioning in generic pharmaceuticals, weighed on relative results. The Consumer Discretionary sector turned in a solid performance over the period, but questions about the sustainability of consumer spending hampered retailers. Leisure Equipment, Hotels, and Specialty Retailers were the fund’s best performers in the sector, though an underweight in Household Durables and Restaurants caused the sector to be a relative detractor. The fund’s holdings in Consumer Finance and Capital Markets detracted most from relative performance.

The Investment Sub-Adviser feels that growth stocks are attractively valued compared to historical averages and that the fund is well-positioned for the current environment. Going forward, the Investment Sub-Adviser believes that companies with consistent earnings and cash flow growth may be rewarded.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in mid-cap growth stocks selling at reasonable prices.

Average Annual Total Returns

	1 Year	5 Year	Life of Fund
Select Capital Appreciation Fund	18.62%	6.53%	13.47%

Russell Midcap Index	20.23%	7.60%	13.66%
Lipper Mid-Cap Growth Funds Average	14.75%	(3.04)%	9.50%

Growth of a $10,000 Investment Since 1995

The Select Capital Appreciation Fund is a portfolio of Allmerica Investment Trust.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of funds within the mid-cap growth investment objective.

Performance prior to 4/1/98 is that of a prior Sub-Adviser.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund

The Select Value Opportunity Fund returned 19.35% for 2004, underperforming its benchmark, the Russell 2500 Value Index, which returned 21.57%.

Major contributors to performance during the year included Brascan Corporation, a manager of commercial real estate, Methanex Corporation, the leading producer of methanol, benefiting from strong worldwide demand, Lyondell Chemical, a petrochemical producer with expanding margins, Royal Caribbean Cruises, which benefited from improved consumer confidence and industry consolidation and Sierra Health Services, the dominant managed care company in Las Vegas. The top detractors included Conexant Systems, a fabless semiconductor company with deterioration in earnings power, Entercom Communications, an operator of radio stations and radio/broadcast advertising where business improvement was slower than expected, American Italian Pasta Company, whose sales volume was impacted by the greater than expected acceptance of low carbohydrate diets, CSK Auto Corporation, a retailer of automotive parts and accessories and A. O. Smith Corporation, a manufacturer of electric motors and water heaters pressured by higher raw material costs.

The Investment Sub-Adviser believes that the outlook for 2005 is reasonably balanced. The prospect of higher interest rates and a new level for oil prices may have a dampening effect on the economy as the year progresses, but the trade and budget deficits show signs of modest improvement and concerns over higher interest rates may diminish. As companies continue to build substantial liquidity positions, 2005 could become a notable year for capital redeployment via mergers and acquisitions, spin offs, large stock buybacks and meaningful dividend increases. The Investment Sub-Adviser believes that those management teams that are most thoughtful in the execution of these processes will provide the most rewarding returns to shareholders.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Cramer Rosenthal McGlynn, LLC	Seeks long-term growth of capital by investing primarily in small and mid-sized companies believed to be undervalued.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Value Opportunity Fund	19.35%	15.23%	14.38%

Russell 2500 Value Index	21.57%	16.04%	16.02%
Lipper Mid-Cap Value Funds Average	19.03%	13.17%	13.84%

Growth of a $10,000 Investment Since 1994

The Select Value Opportunity Fund is a portfolio of Allmerica Investment Trust.

The Russell 2500 Value Index is a capitalization weighted index measuring the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Average is a non-weighted average of mid-cap value funds.

Performance prior to 1/1/97 is that of a prior Sub-Adviser.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select International Equity Fund

The Select International Equity Fund returned 14.47% for 2004, underperforming its benchmark, the MSCI EAFE Index, which returned 20.70%.

For the first three quarters of 2004, Bank of Ireland Asset Management (U.S.) Ltd. was the Investment Sub-Adviser of the fund. During this period, international returns were modest. An underweight to the Energy sector weighed on overall performance, as energy company shares rose along with the price of oil. The lackluster returns of Japanese stocks such as Nippon Telegraph & Telephone also eroded fund performance. Effective October 1, 2004, Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and J .P. Morgan Investment Management Inc. (J.P. Morgan) became Co-Sub-Advisers of the fund. International equities produced strong returns in the fourth quarter of 2004.

In the GMO portion of the fund, Financials and Utilities were the best performing sectors, while Energy and Health Care were the worst. Southern European markets generally performed best, while Hong Kong and Singapore lagged. The portfolio was hurt by its underweight in Australia and overweights in Japan and Southeast Asia. Energy holding OMV in Austria bucked the sector’s downturn, while not holding AstraZeneca detracted from performance. The Investment Sub-Adviser believes that the potential for positive economic surprises exists in Germany and Japan.

The J.P. Morgan portion of the fund underperformed in continental Europe, partly due to holding the weak oil stocks ENI and Total and the employment agency Adecco, which had a poor quarter. The fund outperformed in Japan, while in the United Kingdom, it benefited from stock selection in the Financials sector. The Investment Sub-Adviser believes that equities are most attractively valued outside the U.S., and that non-Japan Asia will have the fastest growth in 2005.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers	About the Fund
Grantham, Mayo, Van Otterloo & Co. LLC J.P. Morgan Investment Management Inc.	Seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select International Equity Fund	14.47%	(3.37)%	7.03%

MSCI EAFE Index	20.70%	(0.80)%	5.94%
Lipper International Core Funds Average	17.94%	(2.32)%	6.77%

Growth of a $10,000 Investment Since 1994

The Select International Equity Fund is a portfolio of Allmerica Investment Trust.

Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

The MSCI EAFE Index is an unmanaged index of European, Australian and Far Eastern stocks. The Lipper International Core Funds Average is a non-weighted average of funds within the international core fund category.

Grantham, Mayo, Van Otterloo & Co. LLC and J.P. Morgan Investment Management Inc. became Co-Sub-Advisers of the fund effective October 1, 2004. Performance prior to this date is that of a prior Sub-Adviser.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Growth Fund

The Select Growth Fund returned 7.44% for 2004, outperforming its benchmark, the Russell 1000 Growth Index, which returned 6.30%.

In the Jennison Associates LLC portion of the fund, Information Technology had the most significant positive impact on total return. Internet related companies such as Google and Yahoo! performed well, as did Apple. These strong performers more than offset weakness in Semiconductors, where several holdings including Intel and Texas Instruments produced negative returns. Strong stock selection in the Health Care sector also helped relative returns, as did an underweight position in major pharmaceuticals, which performed poorly. Consumer Staples companies such as Whole Foods, Costco and Avon added to relative returns, while an underweight position in Industrials and unfavorable stock selection in Financials hurt performance. Looking ahead, the Investment Sub-Adviser believes that the rate of earnings gains may slow, but remain positive, and that inflation will remain under control.

GE Asset Management Inc. (GE) replaced Putnam Investment Management, LLC as co-sub-adviser of the fund effective April 30, 2004. In the GE portion of the fund, the sectors driving outperformance for the year included Health Care, Consumer Staples, and Financials. United Health, Lincare, Johnson & Johnson and Dentsply aided performance, and the sole consumer staples holding, Gillette, outperformed its sector return. Financials sector companies SLM Corp. and American Express also performed well. The Information Technology and Industrials sectors were the primary negative contributors for the year. Information Technology concerns Intel, Cisco and Intuit were among the weaker performers, while the sole Industrials holding, Dover, trailed the sector return. The Investment Sub-Adviser feels that the fund remains well positioned for good relative performance in this environment.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers	About the Fund
GE Asset Management Inc. Jennison Associates LLC	Seeks long-term growth of capital by investing in companies believed to have long-term growth potential.

Average Annual Total Returns

	1 Year	5 Year	10 year
Select Growth Fund	7.44%	(9.47)%	8.10%

Russell 1000 Growth Index	6.30%	(9.29)%	9.59%
Lipper Large-Cap Growth Funds Average	8.04%	(7.58)%	9.25%

Growth of a $10,000 Investment Since 1994

The Select Growth Fund is a portfolio of Allmerica Investment Trust.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Average is a non-weighted average of funds within the large-cap growth investment objective.

GE Asset Management Inc. became a Co-Sub-Adviser of the fund effective April 30, 2004. Jennison Associates LLC became a Co-Sub-Adviser of the fund effective April 18, 2003. Performance prior to these dates is that of prior Sub-Advisers.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Core Equity Fund

The Core Equity Fund returned 10.41% for 2004, underperforming its benchmark, the Russell 1000 Index, which returned 11.39%.

In the Goldman Sachs Asset Management, L.P. portion of the fund, the stocks of high-quality technology companies performed well. QUALCOMM, Inc., Dell, Inc., Yahoo, Inc. and eBay, Inc. all contributed positively. Consumer staples businesses such as PepsiCo, Inc., Avon Products, Inc. and Wm. Wrigley Jr. Co. were also top performers. Exposure to the Media sector was a drag on performance. Clear Channel Communications, Inc. and Viacom, Inc. were weak, as companies exposed to the radio market underperformed. A combined underweight in the Energy and Cyclicals sectors also detracted from results. The Investment Sub-Adviser believes that a moderation in economic and profit growth may make high-quality companies more attractive, and enable the fund to outperform in 2005.

The UBS Global Asset Management (Americas) Inc. portion of the fund was overweight in the Financial and Health Care industries and underweight in Technology Hardware. The fund’s substantial underweight to technology hardware contributed positively to performance, as did avoiding richly valued regional banks. The fund’s overweight to health care negatively impacted performance, however stock selection within health care was solid, with holdings such as UnitedHealth Group and Johnson & Johnson among the largest positive contributors. Relative performance was hindered most of the year by the fund’s underweight exposure to Energy. Late in the period this position was rewarded, as oil prices subsided. The Investment Sub-Adviser intends to continue seeking out higher quality, fundamentally sound companies that have the potential for long-term growth and competitive risk-adjusted returns.

The comments above are based on information provided by the Investment Sub-Advisers for the period indicated.

Investment Sub-Advisers	About the Fund
Goldman Sachs Asset Management, L.P. UBS Global Asset Management (Americas) Inc.	Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Core Equity Fund	10.41%	(4.09)%	9.60%

Russell 1000 Index	11.39%	(1.76)%	12.16%
Lipper Large-Cap Core Funds Average	8.59%	(2.88)%	9.72%

Growth of a $10,000 Investment Since 1994

The Core Equity Fund is a portfolio of Allmerica Investment Trust.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective.

Performance prior to May 1, 2002 is that of a prior Sub-Adviser.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Equity Index Fund

The Equity Index Fund returned 10.32% for 2004, underperforming its benchmark, the S&P 500® Index, which returned 10.87%.

The U.S. stock markets showed little growth for the first ten months of the year, but after the elections in November, equities rebounded, finishing the year strongly. Among the sectors that outperformed within the S&P 500® Index were Internet Retail, Oil and Gas Refining, and Home Construction. Despite five increases in the federal funds rate in 2004, long-term interest rates declined, resulting in low mortgage rates, strong housing demand and increased home construction activity. Oil and gas refiners, the beneficiaries of escalating oil prices, provided solid equity returns. Established internet retail companies like ebay and Amazon benefited from increased consumer confidence in on-line shopping. Among the 2004 underperformers were the Semiconductor, Automotive, and Health Care sectors. The Semiconductor sector was hurt by declining orders and deteriorating fundamentals. The Big Three automobile companies saw declining sales and market share, which resulted in double-digit negative returns. Profitability of health care companies suffered due to a combination of bad debt, high supply costs, and a high national uninsured rate.

The Investment Sub-Adviser sees indications that the economy will continue to grow in 2005. An accommodative interest rate environment, modest inflation, strong productivity growth and an improving job market may continue to drive the expansion. Obstacles to growth include additional short-term interest rate hikes by the Federal Reserve Board and a slowing housing market. The depreciating U.S. dollar and the large budget deficit may also hinder economic growth. However, as long as corporate profit growth continues, the Investment Sub-Adviser sees modest stock price gains in 2005.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks to replicate the return of the S&P 500® Index.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Equity Index Fund	10.32%	(2.57)%	11.58%

S&P 500® Index	10.87%	(2.30)%	12.07%
Lipper S&P 500 Index Objective Funds Average	10.35%	(2.64)%	11.69%

Growth of a $10,000 Investment Since 1994

The Equity Index Fund is a portfolio of Allmerica Investment Trust.

The S&P 500® Index is an unmanaged index of 500 leading stocks. S&P 500® Index is a registered trademark of The McGraw-Hill Companies, Inc. The Lipper S&P 500 Index Objective Funds Average is a non-weighted average of funds within the S&P 500® Index investment objective.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Select Investment Grade Income Fund

The Select Investment Grade Income Fund returned 3.98% for 2004, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.34%.

The bond market absorbed a great deal of bad news during the year, yet displayed an amazing resilience, as intermediate and long-term interest rates ended the year lower than where they started. Spread products, namely corporate bonds and mortgage-backed securities, were major contributors to fund performance in 2004. The fund had about a 50% overweight in the Corporate Bond sector and approximately 10% underweight in the Mortgage-Backed Securities sector, relative to the benchmark. Based on the belief that the market was rich and that rates would increase, the Investment Sub-Adviser remained cautious on mortgage-backed securities throughout the year, constraining fund performance. The fund maintained an overweight to BBB-rated securities, the top performers in the Corporate sector, as improved fundamentals, investor demand for yield and a stabilization in downgrades pushed lower-rated securities ahead of higher-rated securities. The fund continued to have an overweight to the Energy sector and cyclical companies, which performed well throughout the year.

The Investment Sub-Adviser’s outlook for the economy in 2005 is for somewhat slower growth than that achieved in 2004 and for a fixed income market that is not terribly constructive. The risks to the markets appear formidable, with the threat of a currency crisis among the most worrisome, followed by the possibility of a large spike in inflation. Geopolitical risk, although still high, may be somewhat less of a factor going forward. The Investment Sub-Adviser remains committed to finding value for clients in all market settings, but also believes in setting realistic expectations.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks to generate a high level of total return which includes income and capital appreciation.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Investment Grade Income Fund	3.98%	6.70%	7.04%

Lehman Brothers Aggregate Bond Index	4.34%	7.71%	7.72%
Lipper Intermediate Investment Grade Debt Funds Average	4.22%	7.03%	7.31%

Growth of a $10,000 Investment Since 1994

The Select Investment Grade Income Fund is a portfolio of Allmerica Investment Trust.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed-rate debt issues with an investment grade rating, at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average tracks the performance of funds investing in intermediate-term corporate and government debt securities.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Government Bond Fund

The Government Bond Fund returned 2.12% for 2004, underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 2.31%.

The bond market absorbed a great deal of bad news in 2004, yet displayed an amazing resilience. Intermediate and long-term interest rates ended the year lower than where they started, despite the Federal Reserve Board raising the target federal funds rate five times and the current account and budget deficits spiraling to record highs. For most of the year, the fund was positioned in anticipation of a flatter yield curve. In other words, the fund was positioned conservatively against a rise in short and intermediate-term interest rates. As the yield curve flattened in 2004, the barbell strategy in place helped the fund’s performance. This positioning against a flatter yield curve helped offset some of the underperformance from positioning the portfolio against a general rise in interest rates - a rise which only materialized in shorter maturities in 2004. The favorable behavior of spread products, in particular mortgage-backed securities, added to returns. In addition, the excess return provided by agency securities was beneficial to performance.

The Investment Sub-Adviser believes that the economy may slow somewhat in 2005. When coupled with a forecast for slightly higher inflation and a continuation of tighter monetary policy, the outlook for the fixed income market is not terribly constructive. The Investment Sub-Adviser believes that investments in spread product such as agency securities, asset-backed securities, and mortgage-backed securities may help the fund’s performance going forward. Maintaining a slightly shorter duration relative to the fund’s benchmark may also aid results if the Federal Reserve Board tightening cycle continues.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks high income, capital preservation and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its Agencies.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Government Bond Fund	2.12%	6.08%	6.15%

Lehman Brothers Intermediate Government Bond Index	2.31%	6.56%	6.75%
Lipper General U.S. Government Funds Average	3.92%	7.02%	6.88%

Growth of a $10,000 Investment Since 1994

The Government Bond Fund is a portfolio of Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. Government.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper General U.S. Government Funds Average is the non-weighted average performance of funds investing in general U.S. Government securities.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

Money Market Fund

The Money Market Fund returned 0.91% for 2004, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable, which returned 0.66%.

At the start of the year, the money markets were rather muted, with little volatility and a less-than-clear picture of the Federal Reserve Board’s intentions regarding interest rate movements. However, after the March job creation number came in at over double the estimate, the Federal Reserve Board began the process of raising the target federal funds rate a total of five times, to 2.25%. Despite these actions, long-term bond yields actually ended the year lower, because of minimal inflationary concerns and block buying of U.S. Treasury securities by foreign central banks. The fund’s outperformance to its benchmark can be attributed to a slightly longer average maturity at the start of the year, when interest rates were flat, and a shorter average maturity toward the end of the year, when interest rates started to rise. The short average maturity of the portfolio in the second half of the year provided excess yield over longer average maturity funds when the Federal Reserve Board started raising interest rates. Further, a sizable concentration in floating-rate notes, which offer incremental yield over straight debt and reset frequently, helped performance since their yields rise as overall yield levels rise.

The Investment Sub-Adviser’s outlook for the money markets in 2005 is positive. The likelihood of continued interest rate hikes by the Federal Reserve Board may lead to higher yields earned by money market funds and their investors. The Investment Sub-Adviser’s strategy will be to maintain a relatively short average maturity, in order to turn the portfolio over naturally and continually take advantage of each interest rate hike.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks to maximize current income for investors while preserving capital and liquidity.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Money Market Fund	0.91%	2.79%	4.12%

Money Fund Report Averages: First Tier Taxable	0.66%	2.30%	3.63%
Lipper Money Market Funds Average	0.83%	2.49%	3.82%

Average Yield as of December 31, 2004

Money Market Fund 7-Day Yield	1.64%

Growth of a $10,000 Investment Since 1994

The Money Market Fund is a portfolio of Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Money Fund Report Averages: First Tier Taxable is published by iMoneyNet, Inc., an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of funds within the money market category.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

ALLMERICA INVESTMENT TRUST

EXPENSE EXAMPLES 12/31/04 (Unaudited)

You do not own shares of any Fund of the Allmerica Investment Trust directly. As a contract/policy owner investing in a Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any costs or expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing expenses of each Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the costs or expenses that apply to the subaccount or the contract were included, your costs would have been higher.

	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Annualized Expense Ratio	Expenses Paid During Period* (July 1 to December 31, 2004)
Select Capital Appreciation Fund
Actual	$1,000.00	$1,099.80	1.15%	$6.07
Hypothetical	1,000.00	1,019.36	1.15%	5.84
Select Value Opportunity Fund
Actual	$1,000.00	$1,114.70	1.05%	$5.58
Hypothetical	1,000.00	1,019.86	1.05%	5.33
Select International Equity Fund
Actual	$1,000.00	$1,122.40	1.23%	$6.56
Hypothetical	1,000.00	1,018.95	1.23%	6.24
Select Growth Fund
Actual	$1,000.00	$1,057.50	0.99%	$5.12
Hypothetical	1,000.00	1,020.16	0.99%	5.03
Core Equity Fund
Actual	$1,000.00	$1,077.80	0.80%	$4.18
Hypothetical	1,000.00	1,021.11	0.80%	4.06
Equity Index Fund
Actual	$1,000.00	$1,069.40	0.51%	$2.65
Hypothetical	1,000.00	1,022.57	0.51%	2.59
Select Investment Grade Income Fund
Actual	$1,000.00	$1,040.60	0.64%	$3.28
Hypothetical	1,000.00	1,021.92	0.64%	3.25
Government Bond Fund
Actual	$1,000.00	$1,026.00	0.74%	$3.77
Hypothetical	1,000.00	1,021.42	0.74%	3.76
Money Market Fund
Actual	$1,000.00	$1,005.90	0.52%	$2.62
Hypothetical	1,000.00	1,022.52	0.52%	2.64

*	Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Shares		Value (Note 2)
COMMON STOCKS - 97.5%

	Advertising - 0.5%
47,000	Catalina Marketing Corp.	$1,392,610

	Aerospace & Defense - 2.4%
53,000	Alliant Techsystems, Inc.*	3,465,140
95,000	Rockwell Collins, Inc.	3,746,800

		7,211,940

	Airlines - 1.3%
74,000	JetBlue Airways Corp.* (a)	1,718,280
141,000	Southwest Airlines, Inc.	2,295,480

		4,013,760

	Auto Manufacturers - 0.9%
38,000	Oshkosh Truck Corp.	2,598,440

	Banks - 0.6%
26,000	Investors Financial Services Corp.	1,299,480
14,000	Silicon Valley Bancshares* (a)	627,480

		1,926,960

	Beverages - 0.6%
76,000	Cott Corp.* (a)	1,879,480

	Biotechnology - 2.6%
48,000	Human Genome Sciences, Inc.*	576,960
22,000	Invitrogen Corp.* (a)	1,476,860
158,000	Medimmune, Inc.*	4,283,380
43,000	Protein Design Labs, Inc.* (a)	888,380
51,000	Vertex Pharmaceuticals, Inc.* (a)	539,070

		7,764,650

	Building Materials - 0.8%
56,000	American Standard Companies, Inc.*	2,313,920

	Chemicals - 1.1%
40,000	Potash Corp. of Saskatchewan, Inc. (a)	3,322,400

	Commercial Services - 8.3%
14,000	Apollo Group, Inc.*	1,129,940
84,000	Certegy, Inc.	2,984,520
94,000	ChoicePoint, Inc.*	4,323,060
55,000	Education Management*	1,815,550
11,000	Getty Images, Inc.* (a)	757,350
36,000	Global Payments, Inc. (a)	2,107,440
47,000	Hewitt Associates, Inc.*	1,504,470
91,000	Iron Mountain, Inc.* (a)	2,774,590
63,000	Manpower, Inc.	3,042,900
99,000	MoneyGram International, Inc.	2,092,860
52,000	Robert Half International, Inc.	1,530,360
26,000	Viad Corp.	740,740

		24,803,780

	Computers - 3.8%
27,000	CACI International, Inc., Class A*	$1,839,510
167,000	Cadence Design Systems, Inc.* (a)	2,306,270
37,000	Diebold, Inc.	2,062,010
68,000	DST Systems, Inc.* (a)	3,544,160
6,000	Lexmark International Group, Inc.*	510,000
42,000	SunGard Data Systems, Inc.*	1,189,860

		11,451,810

	Diversified Financial Services - 4.2%
184,000	Ameritrade Holding Corp.*	2,616,480
83,000	CapitalSource, Inc.* (a)	2,130,610
44,000	Eaton Vance Corp.	2,294,600
33,000	Federated Investors, Inc., Class B	1,003,200
28,000	Legg Mason, Inc.	2,051,280
99,000	Waddell & Reed Financial, Class A	2,365,110

		12,461,280

	Electronics - 4.1%
140,000	Flextronics International, Ltd.*	1,934,800
28,000	Flir Systems, Inc.*	1,786,120
39,000	Garmin, Ltd. (a)	2,372,760
74,000	Gentex Corp. (a)	2,739,480
75,000	Jabil Circuit, Inc.*	1,918,500
31,000	Waters Corp.*	1,450,490

		12,202,150

	Food - 0.8%
25,000	Whole Foods Market, Inc. (a)	2,383,750

	Health Care - Products - 2.5%
10,000	Bausch & Lomb, Inc.	644,600
43,000	Edwards Lifesciences Corp.*	1,774,180
21,000	Gen-Probe, Inc.*	949,410
10,000	INAMED Corp.*	632,500
39,000	Kinetic Concepts, Inc.*	2,975,700
12,000	Varian Medical Systems, Inc.*	518,880

		7,495,270

	Health Care - Services - 4.1%
51,000	Community Health Systems, Inc.*	1,421,880
22,000	Coventry Health Care, Inc.*	1,167,760
25,000	Davita, Inc.*	988,250
106,000	Health Management Associates, Inc., Class A (a)	2,408,320
62,000	Laboratory Corp. of America Holdings*	3,088,840
94,000	Manor Care, Inc.	3,330,420

		12,405,470

	Insurance - 3.8%
91,000	Assurant, Inc.	2,780,050
45,000	Axis Capital Holdings, Ltd.	1,231,200
48,000	Principal Financial Group, Inc.	1,965,120
38,000	Protective Life Corp.	1,622,220
31,000	Radian Group, Inc.	1,650,440
53,000	Willis Group Holdings, Ltd.	2,182,010

		11,431,040

See Notes to Financial Statements.

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Internet - 3.3%
55,000	CheckFree Corp.*	$2,094,400
126,000	CNET Networks, Inc.* (a)	1,414,980
38,000	InterActiveCorp* (a)	1,049,560
61,100	Monster Worldwide, Inc.*	2,055,404
101,000	VeriSign, Inc.*	3,385,520

		9,999,864

	Iron & Steel - 0.9%
49,000	Nucor Corp. (a)	2,564,660

	Leisure Time - 1.2%
75,000	Brunswick Corp.	3,712,500

	Lodging - 1.1%
94,000	Fairmont Hotels & Resorts, Inc. (a)	3,256,160

	Manufacturing - Miscellaneous - 3.5%
44,000	Danaher Corp.	2,526,040
29,000	ITT Industries, Inc.	2,449,050
63,000	Roper Industries, Inc.	3,828,510
29,300	Teleflex, Inc.	1,521,842

		10,325,442

	Media - 3.7%
184,000	Citadel Broadcasting Corp.*	2,977,120
65,000	Cox Radio, Inc.*	1,071,200
45,000	Entercom Communications Corp.*	1,615,050
99,000	Rogers Communications, Inc., Class B (a)	2,588,850
40,000	Scholastic Corp.* (a)	1,478,400
33,000	XM Satellite Radio Holdings, Inc.* (a)	1,241,460

		10,972,080

	Mining - 0.7%
44,000	Newmont Mining Corp.	1,954,040

	Oil & Gas - 4.0%
58,000	Diamond Offshore Drilling, Inc. (a)	2,322,900
30,000	EOG Resources, Inc.	2,140,800
40,000	Murphy Oil Corp.	3,218,000
56,000	Western Gas Resources, Inc.	1,638,000
74,000	XTO Energy, Inc.	2,618,120

		11,937,820

	Oil & Gas Services - 2.8%
76,000	BJ Services Co.	3,537,040
67,000	FMC Technologies, Inc.*	2,157,400
52,000	Smith International, Inc.*	2,829,320

		8,523,760

	Pharmaceuticals - 9.5%
54,000	Abgenix, Inc.*	558,360
56,000	Alkermes, Inc.* (a)	789,040
39,000	AmerisourceBergen Corp.	2,288,520
34,000	Amylin Pharmaceuticals, Inc.* (a)	794,240
58,000	Andrx Corp.*	$1,266,140
57,000	Barr Pharmaceuticals*	2,595,780
51,000	Cephalon, Inc.* (a)	2,594,880
75,000	Elan Corp., Plc, Sponsored ADR* (a)	2,043,750
22,000	Eyetech Pharmaceuticals, Inc.* (a)	1,001,000
73,000	Gilead Sciences, Inc.*	2,554,270
16,000	ImClone Systems, Inc.* (a)	737,280
122,000	IVAX Corp.* (a)	1,930,040
29,000	Neurocrine Biosciences, Inc.*	1,429,700
113,000	Omnicare, Inc.	3,912,060
18,800	Sepracor, Inc.* (a)	1,116,156
28,000	Taro Pharmaceuticals Industries*	952,840
71,000	Valeant Pharmaceuticals International (a)	1,870,850

		28,434,906

	Retail - 7.4%
41,000	Best Buy Co., Inc.	2,436,220
39,000	CDW Corp.	2,587,650
35,000	Dollar Tree Stores, Inc.*	1,003,800
90,000	Family Dollar Stores, Inc. (a)	2,810,700
11,000	MSC Industrial Direct Co., Class A	395,780
38,000	OReilly Automotive, Inc.* (a)	1,711,900
24,000	P.F. Chang’s China Bistro, Inc.* (a)	1,352,400
83,000	Petsmart, Inc. (a)	2,948,990
72,000	Ross Stores, Inc. (a)	2,078,640
38,000	Shoppers Drug Mart Corp.*	1,177,322
63,000	The Cheesecake Factory, Inc.* (a)	2,045,610
48,000	Williams-Sonoma, Inc.*	1,681,920

		22,230,932

	Semiconductors - 5.0%
64,000	Amis Holdings, Inc.*	1,057,280
59,000	Integrated Circuit Systems, Inc.*	1,234,280
116,000	Intersil Corp., Class A	1,941,840
81,000	Microchip Technology, Inc.	2,159,460
76,000	Novellus Systems, Inc.	2,119,640
95,000	PMC-Sierra, Inc.*	1,068,750
54,000	QLogic Corp.*	1,983,420
54,000	Semtech Corp.*	1,180,980
71,000	Xilinx, Inc.	2,105,150

		14,850,800

	Software - 5.3%
23,000	Adobe Systems, Inc.	1,443,020
19,000	Citrix Systems, Inc.*	466,070
18,000	Cognos, Inc.*	793,080
40,000	Fiserv, Inc.*	1,607,600
19,000	Intuit, Inc.*	836,190
62,000	Jack Henry & Associates, Inc.	1,234,420
124,000	McAfee, Inc.*	3,587,320
40,000	Mercury Interactive Corp.* (a)	1,822,000
56,000	NAVTEQ Corp.*	2,596,160
84,000	Red Hat, Inc.* (a)	1,121,400
14,000	VERITAS Software Corp.* (a)	399,700

		15,906,960

See Notes to Financial Statements.

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)

	Telecommunications - 5.7%
37,000	Adtran, Inc.	$708,180
44,000	Comverse Technology, Inc.*	1,075,800
138,000	Crown Castle International Corp.*	2,296,320
62,000	Harris Corp., Inc.	3,830,980
48,000	Juniper Networks, Inc.*	1,305,120
41,000	Nextel Communications, Inc., Class A*	1,230,000
117,000	Nextel Partners, Inc., Class A* (a)	2,286,180
63,000	Telus Corp.	1,896,887
80,000	Western Wireless Corp., Class A* (a)	2,344,000

		16,973,467

	Transportation - 1.0%
32,000	C.H. Robinson Worldwide, Inc.	1,776,640
24,000	Expeditors International of Washington, Inc.	1,341,120

		3,117,760

	Total Common Stocks (Cost $208,581,474)	291,819,861

Par Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (b) - 2.6%

	Fannie Mae - 0.6%
$2,000,000	2.25%, 01/26/05	1,996,847

	Freddie Mac - 2.0%
3,954,000	1.22%, 01/03/05	3,953,781
2,000,000	2.17%, 02/01/05	1,996,108

		5,949,889

	Total U.S. Government Agency Obligations (Cost $7,946,736)	7,946,736

Total Investments - 100.1% (Cost $ 216,528,210)		299,766,597

Net Other Assets and Liabilities - (0.1)%		(411,526)

Total Net Assets - 100.0%		$299,355,071

*	Non-income producing security.
(a)	All or a portion of this security is out on loan at December 31, 2004; the value of the securities loaned amounted to $64,440,382. The value of collateral amounted to $66,937,979 which consisted of cash equivalents.
(b)	Effective yield at time of purchase.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $221,091,783. Net unrealized appreciation (depreciation) aggregated $78,674,814, of which $81,960,817 related to appreciated investment securities and $(3,286,003) related to depreciated investment securities.

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $32,254,311, $4,559,706 and $570,468 of undistributed long-term capital gains, undistributed short-term capital gains and capital loss carryforwards, respectively.

For the year ended December 31, 2004, the Portfolio has elected to defer $1,462 of currency losses attributable to Post-October currency losses.

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income and long-term capital gain was $4,819,969 and $20,393,344, respectively.

At December 31, 2004, the Portfolio had capital loss carryforwards which expire as follows: $570,468 in 2008.

OTHER INFORMATION

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $109,030,349 and $156,800,742 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Basic Materials	2.7%
Communications	13.2
Consumer Cyclical	11.9
Consumer Non-Cyclical	28.4
Energy	6.8
Financial	11.2
Industrial	11.8
Technology	14.1
Net Other Assets and Liabilities	(0.1)

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Shares		Value (Note 2)
COMMON STOCKS - 97.1%

	Aerospace & Defense - 5.8%
193,400	Esterline Technologies Corp.*	$6,314,510
255,100	Goodrich (B.F.) Co.	8,326,464
122,050	Moog, Inc., Class A*	5,534,968

		20,175,942

	Auto Manufacturers - 1.5%
75,700	Oshkosh Truck Corp.	5,176,366

	Auto Parts & Equipment - 0.0%
267,700	Mascotech, Inc. (a)	0

	Banks - 4.7%
129,500	First Horizon National Corp. (b)	5,582,745
111,600	Hibernia Corp., Class A	3,293,316
258,225	North Fork Bancorp., Inc.	7,449,791

		16,325,852

	Building Materials - 2.7%
142,400	Carlisle Cos., Inc.	9,244,608

	Chemicals - 10.7%
261,100	Airgas, Inc.	6,921,761
164,700	Cytec Industries, Inc.	8,468,874
142,300	International Flavors & Fragrances, Inc.	6,096,132
191,300	Lyondell Chemical Co.	5,532,396
550,900	Methanex Corp.	10,059,434

		37,078,597

	Commercial Services - 3.5%
119,510	Manpower, Inc.	5,772,333
38,200	MoneyGram International, Inc.	807,548
160,912	R. R. Donnelley & Sons Co.	5,678,585

		12,258,466

	Computers - 1.4%
84,000	Diebold, Inc.	4,681,320

	Diversified Financial Services - 2.4%
560,400	E*TRADE Financial Corp.*	8,377,980

	Electric - 4.1%
612,500	CenterPoint Energy, Inc.	6,921,250
215,600	PG&E Corp.* (b)	7,175,168

		14,096,418

	Electronics - 1.6%
154,100	Amphenol Corp., Class A*	5,661,634

	Entertainment - 1.7%
255,900	Intrawest Corp. (b)	5,883,141

	Environmental Control - 2.1%
219,700	Watts Industries, Inc., Class A	$7,083,128

	Hand & Machine Tools - 0.9%
62,100	Stanley Works (b)	3,042,279

	Health Care-Products - 0.8%
42,880	C.R. Bard, Inc.	2,743,462

	Holding Companies - Diversified - 1.3%
127,900	Brascan Corp., Class A (b)	4,605,679

	Home Builders - 1.7%
160,900	Thor Industries, Inc. (b)	5,961,345

	Insurance - 9.7%
86,600	AMBAC Financial Group, Inc.	7,112,458
184,600	Assurant, Inc.	5,639,530
91,490	Everest Re Group, Ltd.	8,193,844
167,000	Montpelier Re Holdings, Ltd.	6,421,150
144,100	Protective Life Corp.	6,151,629

		33,518,611

	Leisure Time - 1.5%
97,400	Royal Caribbean Cruises, Ltd. (b)	5,302,456

	Machinery - Diversified - 1.9%
262,400	UNOVA, Inc.* (b)	6,636,096

	Manufacturing - Miscellaneous - 3.5%
222,200	Acuity Brands, Inc.	7,065,960
123,200	Briggs & Stratton Corp. (b)	5,122,656

		12,188,616

	Media - 5.2%
180,500	Belo Corp.	4,736,320
156,900	Entercom Communications Corp.*	5,631,141
114,400	Knight-Ridder, Inc.	7,657,936

		18,025,397

	Metal Fabricate & Hardware - 3.5%
175,100	Kaydon Corp. (b)	5,781,802
164,800	NCI Building Systems, Inc.*	6,180,000

		11,961,802

	Office & Business Equipment - 0.8%
66,800	Global Imaging Systems, Inc.*	2,638,600

	Oil & Gas - 3.1%
233,100	Pride International, Inc.*	4,787,874
252,800	Southern Union Co.* (b)	6,062,144

		10,850,018

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Oil & Gas Services - 1.1%
72,500	Weatherford International, Ltd.* (b)	$3,719,250

	Pharmaceuticals - 1.1%
109,200	Omnicare, Inc. (b)	3,780,504

	Pipelines - 1.7%
116,400	Questar Corp.	5,931,744

	Real Estate - 1.4%
73,900	The St. Joe Co.	4,744,380

	Retail - 10.5%
338,600	Blockbuster Inc., Class A (b)	3,230,244
75,600	CDW Corp. (b)	5,016,060
349,200	Dollar Tree Stores, Inc.*	10,015,056
285,400	Ruby Tuesday, Inc. (b)	7,443,232
212,100	Tuesday Morning Corp.*	6,496,623
136,600	United Auto Group, Inc.	4,041,994

		36,243,209

	Telecommunications - 3.0%
153,500	Amdocs, Ltd.*	4,029,375
917,100	Arris Group, Inc.* (b)	6,456,384

		10,485,759

	Transportation - 2.2%
185,800	CSX Corp. (b)	7,446,864

	Total Common Stocks (Cost $ 274,482,779)	335,869,523

Total Investments - 97.1% (Cost $274,482,779)		335,869,523

Net Other Assets and Liabilities - 2.9%		9,880,788

Total Net Assets - 100.0%		$345,750,311

*	Non-income producing security.
(a)	Contingent Value Obligation.
(b)	All or a poriton of this security is out on loan at December 31, 2004; the value of securities loaned amounted to $64,316,501. The value of collateral amounted to $66,921,012 which consisted of cash equivalents.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $275,157,405. Net unrealized appreciation (depreciation) aggregated $60,712,118, of which $62,632,272 related to appreciated investment securities and $(1,920,154) related to depreciated investment securities.

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $2,917, $30,655,016 and $37,855,586 of undistributed ordinary income, undistributed long-term capital gains and undistributed short-term capital gains, respectively.

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income was $22,348,847.

OTHER INFORMATION

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $330,877,958 and $418,105,311 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Basic Materials	10.7%
Communications	8.2
Consumer Cyclical	16.9
Consumer Non-Cyclical	5.4
Diversified	1.3
Energy	5.9
Financial	18.2
Industrial	24.2
Technology	2.2
Utilities	4.1
Net Other Assets and Liabilities	2.9

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Shares		Value (Note 2)
COMMON STOCKS - 98.9%

	Australia - 1.9%
15,745	Australia & New Zealand Banking Group, Ltd.	$252,608
141,600	BHP Billiton, Ltd.	1,692,535
17,400	BHP Steel, Ltd.	111,854
22,785	Brambles Industries, Ltd. (a)	123,391
11,199	Caltex Australia, Ltd.	94,767
44,581	National Australia Bank, Ltd.	1,001,135
46,250	News Corp., Class B (a)	883,291
8,788	RHI AG*	264,945
14,511	Rinker Group, Ltd.	120,419
36,000	Santos, Ltd.	237,874
43,538	Stockland	203,210
205,400	Telstra Corp.	785,834
19,860	Westfield Group*	254,253
3,505	Woodside Petroleum, Ltd.	54,895
11,210	Woolworths, Ltd.	131,110

		6,212,121

	Austria - 1.1%
1,425	Bank Austria Creditanstalt AG	128,114
5,686	Boehler-Uddeholm	714,755
2,200	Erste Bank der Oesterreichischen Sparkassen AG	116,890
4,400	Flughafen Wien AG	331,336
4,500	OMV AG	1,348,712
8,000	Voestalpine AG	618,112
8,061	Wienerberger AG	383,067

		3,640,986

	Belgium - 2.9%
200	Bekaert SA	15,885
9,743	Belgacom SA*	418,871
700	Colruyt SA	113,185
6,700	Delhaize Group	506,799
136,300	Dexia (a)	3,117,862
2,157	Electrabel SA	956,499
53,200	Fortis	1,463,648
45,300	Fortis (Netherlands)*	1,247,527
14,743	KBC Bancassurance Holding (a)	1,126,147
652	Solvay SA	71,399
13,700	UCB SA	692,712

		9,730,534

	Brazil - 0.6%
74,000	Cia Vale do Rio Doce, ADR	2,146,741

	Canada - 0.5%
4,400	Canadian National Railway Co.	267,266
12,500	Canadian Natural Resources, Ltd.	532,545
6,800	EnCana Corp.	386,649
2,800	Magna International, Inc., Class A	229,433
6,500	National Bank of Canada	267,792
2,200	Quebecor, Inc., Class B	47,349

		1,731,034

	Denmark - 0.1%
7,100	Novo Nordisk A/S, Class B	$385,827

	Finland - 1.3%
1,900	Finnair Oyj	14,282
20,700	Fortum Oyj	381,161
11,700	Kesko Oyj, Class B	283,930
197,050	Nokia Oyj	3,095,588
11,700	Rautaruukki Oyj	138,248
28,900	Sampo Oyj	396,965
500	Stockmann Oyj Abp, Class B	14,669
1,800	Wartsila Oyj	37,087

		4,361,930

	France - 8.4%
90,600	AXA	2,226,808
49,209	BNP Paribas	3,545,948
1,800	Bongrain SA	129,828
67,963	Cie de Saint-Gobain	4,072,236
27,500	Dassault Systemes SA	1,379,327
200	Eurazeo	16,805
200	Fromageries Bel Vache qui Rit	35,286
30,500	Havas SA	173,185
26,615	Imerys SA	2,221,898
15,100	Lafarge SA	1,449,426
6,923	Michelin, Class B	441,677
1,700	Pernod-Ricard (a)	259,020
6,445	PSA Peugeot Citroen	406,912
9,285	Sanofi-Aventis	738,108
109,300	Scor SA*	205,398
10,041	Societe Generale	1,010,653
43,894	Total SA, Class B	9,536,339
2,399	Vinci SA (a)	320,441

		28,169,295

	Germany - 6.2%
1,600	Aareal Bank AG	52,737
4,354	Adidas-Salomon AG	699,009
10,475	Altana AG	658,660
19,900	BASF AG	1,425,902
55,649	Bayerische Motoren Werke (BMW) AG	2,497,791
4,395	Celesio AG	355,558
19,226	DaimlerChrysler AG	916,499
74,500	Deutsche Post AG	1,702,173
2,300	Douglas Holding AG	80,847
3,100	HeidelbergCement AG	185,663
8,200	Man AG	314,177
6,619	Merck KGaA	452,976
17,700	RWE AG	973,931
47,094	Schering AG	3,502,417
2,300	Schwarz Pharma AG	103,546
26,100	Siemens AG	2,201,134
15,300	ThyssenKrupp AG (a)	335,094
15,900	TUI AG (a)	374,460
34,217	Veba AG	3,102,174
16,300	Volkswagen AG	734,927

		20,669,675

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Hong Kong - 0.8%
61,000	Chueng Kong Infrastucture	$176,189
163,500	CLP Holdings, Ltd.	940,284
16,000	Guoco Group, Ltd.	156,447
134,000	Hang Lung Group, Ltd.	263,773
213,000	Hong Kong Electric	972,840
28,000	Hong Kong Ferry Holdings Co.	31,161
82,000	Yue Yuen Industrial Holdings, Ltd.	225,767

		2,766,461

	Ireland - 1.0%
130,976	Bank of Ireland	2,169,144
39,496	CRH, Plc	1,051,913

		3,221,057

	Italy - 4.7%
84,909	Enel SpA	829,951
467,224	ENI SpA	11,635,241
5,900	Fiat SpA*	34,060
9,200	IFI-Istituto Finanziario Industriale SpA*	130,723
13,400	Italcementi SpA	152,719
1,300	Italmobiliare SpA	90,513
4,500	Natuzzi SpA, Sponsored ADR	48,825
27,700	SMI-Societa Metallurgica Italiana SpA*	17,863
808,640	Telecom Italia SpA	2,612,846

		15,552,741

	Japan - 22.3%
11,350	Acom Co., Ltd.	846,011
4,900	Aiful Corp.	536,667
6,700	Aisin Seiki Co., Ltd.	168,965
6,700	Autobacs Seven Co., Ltd.	195,010
16,000	Bridgestone Corp.	317,201
12,000	Canon Sales Co., Inc.	178,542
57,800	Canon, Inc.	3,106,258
34,000	Chubu Electric Power Co., Inc.	812,828
58,500	Chugai Pharmaceutical Co., Ltd.	963,061
10,400	Chugoku Electric Power Co., Inc.	192,941
82,000	Cosmo Oil Co., Ltd.	241,458
25,300	Credit Saison Co., Ltd.	917,094
38,000	Daido Steel Co., Ltd.	107,833
33,000	Daiichi Pharmaceutical Co., Ltd.	710,350
53,100	Daikin Industries, Ltd.	1,527,464
15,100	Daito Trust Construction Co., Ltd.	714,645
19,000	Daiwa Kosho Lease Co., Ltd.	99,708
11,700	Denso Corp.	312,114
25,500	Eisai Co., Ltd.	835,131
6,500	Familymart Co., Ltd.	188,557
18,700	Fanuc, Ltd.	1,217,590
101,000	Fuji Heavy Industries, Ltd.	490,768
82,000	Furukawa Electric Co. (The), Ltd.*	452,634
7,200	Hirose Electric Co., Ltd.	838,251
106,000	Hitachi, Ltd.	731,390
16,100	Hokkaido Electric Power Co., Inc.	315,272
89,700	Honda Motor Co., Ltd.	4,628,834
18,200	Hoya Corp.	2,046,395
87,000	Isuzu Motors, Ltd.*	256,181
99,000	Itochu Corp.*	$456,035
15,000	Itoham Foods, Inc.	75,802
2,000	Japan Airport Terminal, Co., Ltd.	19,397
128,000	Kajima Corp.	548,571
53,000	Kamigumi Co., Ltd.	421,322
20,000	Kandenko Co., Ltd.	110,981
27,900	Kansai Electric Power Co. (The), Inc.	563,965
113,000	Kao Corp.	2,877,162
212,000	Kawasaki Heavy Industries, Ltd. (a)	346,122
24,000	Kawasaki Kisen Kaisha, Ltd.	153,703
15,000	Kikkoman Corp.	142,420
14,000	Kirin Brewery Co., Ltd.	137,279
5,400	Konami Corp.	124,636
14,900	Kyushu Electric Power Co., Inc.	299,738
12,500	Leopalace21 Corp.	219,145
28,000	Maeda Corp.	134,150
12,000	Makita Corp.	208,980
150,000	Marubeni Corp.	413,994
8,000	Maruichi Steel Tube, Ltd.	140,797
77,000	Matsushita Electric Industrial Co., Ltd.	1,216,735
129,000	Mazda Motor Corp. (a)	403,673
119,200	Mitsubishi Corp.	1,533,730
151,000	Mitsubishi Materials Corp.	315,500
200	Mitsubishi Tokyo Financial Group, Inc.	2,021,380
30,000	Mitsui O.S.K. Lines, Ltd.	179,300
17,000	Mitsui Trust Holdings, Inc.	169,174
9,000	Nagase & Co., Ltd.	77,318
266,000	Nikko Cordial Corp.	1,403,673
13,900	Nintendo Co., Ltd.	1,738,513
8,000	Nippo Corp.	51,934
41,000	Nippon Express Co., Ltd.	201,215
71,000	Nippon Light Metal Co., Ltd.	178,707
64,000	Nippon Mining Holdings, Inc.	299,786
20,000	Nippon Oil Corp.	127,697
9,000	Nippon Suisan Kaisha, Ltd.	30,000
100	Nippon Telegraph & Telephone Corp.	447,036
100	Nippon Unipac Holding	447,036
38,000	Nippon Yusen Kabushiki Kaisha	203,848
48,000	Nishimatsu Construction Co., Ltd.	166,531
7,000	Nisshin Oillio Group, Ltd.	35,918
13,300	Nissin Food Products Co., Ltd.	332,177
25,000	Nitto Denko Corp.	1,365,403
65,000	Obayashi Corp.	408,066
11,700	Ono Pharmaceutical Co., Ltd.	653,790
3,400	ORIX Corp.	459,942
155,000	Osaka Gas Co., Ltd.	482,021
13,500	Promise Co., Ltd.	960,350
6,900	Ryosan Co.	158,586
37,500	Sankyo Co., Ltd.	843,659
30,500	Secom Co., Ltd.	1,215,257
3,000	Sega Sammy Holdings, Inc.*	164,140
61,000	Sharp Corp.	991,769
78,000	Shimizu Corp.	389,621
43,800	Shin-Etsu Chemical Co., Ltd.	1,787,755
11,500	SMC Corp.	1,310,933
39,000	Sumitomo Chemical Co., Ltd.	190,262
194,000	Sumitomo Corp.	1,666,628

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Japan (continued)
89,000	Taiheiyo Cement Corp.	$220,554
116,000	Taisei Corp.	449,796
35,000	Taisho Pharmaceutical Co., Ltd.	758,503
134,900	Takeda Chemical Industries Co., Ltd.	6,764,665
20,620	Takefuji Corp.	1,388,694
12,500	Terumo Corp.	335,277
29,100	Tohoku Electric Power Co., Inc.	520,350
37,500	Tokyo Electric Power Co. (The), Inc.	916,545
42,000	TonenGeneral Sekiyu K.K.	380,816
9,000	Toppan Printing Co., Ltd.	99,446
8,000	Toshiba TEC Corp.	37,784
3,000	Toyo Seikan Kaisha, Ltd.	55,102
91,600	Toyota Motor Corp.	3,712,070
12,000	Wacoal Corp.	143,324
61,200	Yamanouchi Pharmaceutical Co., Ltd.	2,373,061
16,000	Yamato Transport Co., Ltd.	236,346
2,000	Yamazaki Baking Co., Ltd.	18,542

		74,383,290

	Mexico - 0.3%
17,400	Fomento Economico Mexicano SA de CV, Sponsored ADR	915,414

	Netherlands - 7.3%
278,400	ABN-Amro Holdings	7,335,702
79,217	Aegon NV	1,074,187
12,800	Akzo Nobel NV	543,030
6,000	Corio NV	349,614
5,025	DSM NV	323,509
83,200	Elsevier NV	1,128,197
700	Gamma Holding NV	33,833
11,783	Heineken NV	390,764
251,506	ING Groep NV	7,568,924
65,300	Koninklijke (Royal) Phillips Electronics NV	1,722,388
14,900	Koninklijke Wessanen NV	190,361
19,821	Oce NV	301,734
25,170	Royal Dutch Petroleum Co.	1,441,110
2,900	Wereldhave NV	313,652
77,100	Wolters Kluwer NV	1,539,556

		24,256,561

	Norway - 1.2%
129,800	DnB Nor ASA	1,273,270
2,100	Elkem ASA	78,952
14,300	Kvaerner ASA*	73,483
13,100	Norsk Hydro ASA	1,025,882
19,000	Orkla ASA	620,747
39,300	Statoil ASA	612,948
14,800	Yara International ASA*	193,776

		3,879,058

	Singapore - 0.6%
374,000	ComfortDelgro Corp., Ltd.	355,013
43,000	DBS Group Holding, Ltd.	423,970
31,000	Fraser & Neave, Ltd.	309,449
15,000	Hotel Properties, Ltd.	10,013
34,000	Keppel Corp., Ltd.	179,068
14,000	Overseas Chinese Banking Corp.	$115,745
70,000	Sembcorp Industries, Ltd.	69,447
10,000	Singapore Land, Ltd.	29,028
2,000	Singapore Press Holdings, Ltd.	5,634
305,000	Singapore Telecommunications, Ltd.	444,546
43,000	Straits Trading Co., Ltd.	55,827
70,000	United Industrial Corp., Ltd.	39,225

		2,036,965

	South Korea - 1.0%
18,787	POSCO, ADR	836,585
8,700	Samsung Electronics Co., Ltd., GDR (a)	1,905,300
32,100	SK Telecom Co., Ltd., ADR	714,225

		3,456,110

	Spain - 2.6%
32,200	Altadis SA	1,467,055
39,800	Banco Popular Espanol SA	2,609,669
83,783	Endesa SA	1,958,446
47,716	Iberdrola SA	1,206,330
41,700	Repsol YPF SA	1,080,170
14,100	Sacyr Vallehermoso SA	231,609

		8,553,279

	Sweden - 1.4%
11,800	Electrolux AB, Class B	268,463
302,200	Ericsson AB*	958,934
12,900	Holmen AB, Class B	444,095
197,100	Nordea Bank AB	1,976,605
18,400	Skanska AB, Class B	219,638
80,000	Swedish Match AB	922,018

		4,789,753

	Switzerland - 7.1%
41,100	Adecco SA	2,057,066
87	Banque Cantonale Vaudoise	15,554
36,700	Holcim, Ltd.	2,197,797
13,000	Nestle SA	3,381,125
69,100	Novartis AG	3,461,494
36,405	Roche Holdings AG	4,166,118
100	Sika AG*	59,623
4,800	Swisscom AG	1,879,967
40,940	UBS AG	3,412,711
600	Valora Holding AG	146,872
16,500	Zurich Financial Services AG*	2,734,974

		23,513,301

	United Kingdom - 25.6%
13,880	Alliance & Leicester, Plc	242,380
8,079	Alliance Unichem, Plc	116,716
175,693	Allied Domecq, Plc	1,725,774
12,590	Arriva, Plc	130,176
9,900	Astrazeneca, Plc	358,079
249,963	Aviva, Plc	3,005,713
265,900	Barclays, Plc	2,983,514

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	United Kingdom (continued)
69,900	Barratt Developments, Plc	$795,685
59,951	BBA Group, Plc	328,016
341,900	BG Group, Plc	2,317,472
83,354	Boots Group, Plc	1,046,192
444,041	BP Amoco Capital, Plc	4,319,156
14,723	BPB, Plc	133,413
113,600	British Land Co., Plc	1,948,940
320,966	BT Group, Plc	1,247,576
382,500	Centrica, Plc	1,730,276
8,406	Cobham, Plc	199,100
23,300	Diageo, Plc	331,480
306,500	Dixons Group, Plc	892,044
545,141	GlaxoSmithKline, Plc	12,755,343
16,360	GUS, Plc	293,988
90,200	HBOS, Plc	1,464,585
282,000	HSBC Holdings, Plc	4,825,412
31,500	Imi, Plc	237,489
43,200	Imperial Tobacco Group, Plc	1,180,374
6,400	Inchcape, Plc	239,573
87,054	InterContinental Hotels Group, Plc	1,079,296
56,200	J Sainsbury, Plc	291,082
301,100	Kingfisher, Plc	1,785,805
432,213	Lloyds TSB Group, Plc	3,914,453
608,600	Morrison WM Supermarkets	2,412,206
308,696	National Grid Transco, Plc	2,931,735
31,530	Next, Plc	996,139
134,300	Northern Foods, Plc	440,371
16,748	Persimmon, Plc	221,591
13,332	Provident Financial, Plc	171,544
47,200	Reckitt Benckiser, Plc	1,422,521
92,300	Royal Bank of Scotland	3,096,335
82,540	Schroders, Plc	1,186,906
96,822	Scottish & Southern Energy, Plc	1,617,527
76,441	Scottish Power, Plc	590,218
14,500	Severn Trent, Plc	268,477
45,224	Shell Transportation & Trading Co., Plc	384,471
127,590	Smith & Nephew, Plc	1,302,135
36,200	Smith WH, Plc	216,953
67,800	Somerfield, Plc	204,142
73,000	Standard Chartered, Plc	1,353,738
9,200	Suedzucker AG	190,300
38,600	Tate & Lyle, Plc	349,406
94,900	Taylor Woodrow, Plc	494,251
532,000	Tesco, Plc	3,277,497
13,200	The Berkeley Group Holdings, Plc	204,472
2,068,800	Vodafone Airtouch, Plc	5,595,244
39,500	Whitbread, Plc	640,230
72,200	Wimpey (George), Plc	559,201
177,856	Wolseley, Plc	3,315,252

		85,361,964

	Total Common Stocks (Cost $275,467,207)	329,734,097

U.S. GOVERNMENT OBLIGATION - 0.1%

	U.S. Treasury Bill - 0.1%
$470,000	2.15%, 02/24/05 (b) (c)	$468,485

	Total U.S. Government Obligation (Cost $468,484)	468,485

Shares
PREFERRED STOCKS - 0.2%

	Germany - 0.2%
4,400	RWE AG Preferred	203,501
15,200	Volkswagen AG Preferred	501,617

		705,118

	Italy - 0.0%
5,600	Fiat SpA Preferred*	30,056

	Total Preferred Stocks (Cost $615,550)	735,174

RIGHTS - 0.0%

	Belgium - 0.0%
1,100	Colruyt SA*	1,591

	Thailand - 0.0%
100,421	TelecomAsia Corp., Public Co., Ltd.* (d)	0

	United Kingdom - 0.0%
332,400	Ti Automotive, Ltd.* (d)	0

	Total Rights (Cost $68,642)	1,591

Total Investments - 99.2% (Cost $276,619,883)		330,939,347

Net Other Assets and Liabilities - 0.8%		2,554,166

Total Net Assets - 100.0%		$333,493,513

*	Non-income producing security.
(a)	All or a portion of this security is out on loan at December 31, 2004; the value of the securities loaned amounted to $7,307,984. The value of collateral amounted to $7,757,506 which consisted of cash equivalents.
(b)	Effective yield at time of purchase.
(c)	Security has been deposited as initial margin on futures contracts. At December 31, 2004, the Portfolio’s open futures contracts were as follows:

Number of Contracts Purchased	Contract Type	Expiration Date	Aggregate Cost	Market Value at December 31, 2004
20	DAX Index	March-2005	$2,884,994	$2,887,765
56	MSCI SING Index	January-2005	1,684,120	1,689,362
14	TOPIX Index	March-2005	1,489,919	1,561,225

			$6,059,033	$6,138,352

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Number of Contracts Sold	Contract Type	Expiration Date	Aggregate Cost	Market Value at December 31, 2004
16	S&P/TSE 60 Index	March-2005	$1,391,512	$1,364,379
15	SPI 200	March-2005	1,210,643	1,185,163
29	FTSE 100 Index	March-2005	2,700,837	2,663,944

			$5,302,992	$5,213,486

(d)	Security has no value.
ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $280,200,975. Net unrealized appreciation (depreciation) aggregated $50,738,372, of which $51,608,672 related to appreciated investment securities and $(870,300) related to depreciated investment securities.

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $4,270,587 and $110,303,134 of undistributed ordinary income and capital loss carryforwards, respectively.

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income was $4,285,464.

At December 31, 2004, the Portfolio had capital loss carryforwards which expire as follows: $203,429 in 2007; $6,218,733 in 2008; $2,072,911 in 2009; $65,950,857 in 2010; $35,857,204 in 2011.

OTHER INFORMATION

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $284,285,034 and $365,620,622 of non-governmental issuers, respectively.

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

Contracts To Receive	Currency	Settlement Dates	Contracts At Value	In Exchange For U.S. $	Unrealized Depreciation
700,000	EUR	02/25/05	$946,818	$953,834	$(7,016)
675,114,000	JAP	02/25/05	6,584,888	6,617,500	(32,612)
23,019,260	NOR	02/25/05	3,782,493	3,802,251	(19,758)
39,727,200	SEK	02/25/05	5,949,646	5,991,494	(41,848)

			$17,263,845	$17,365,079	$(101,234)

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

Contracts To Deliver	Currency	Settlement Dates	Contracts At Value	In Exchange For U.S. $	Unrealized Appreciation (Depreciation)
427,554	AUS	01/04/05	$333,150	$329,771	$(3,379)
901,481	AUS	02/25/05	700,782	693,908	(6,874)
3,867,205	GBP	02/25/05	7,379,449	7,463,079	83,630
1,678,866	DAK	02/25/05	305,262	300,000	(5,262)
271,900	EUR	01/04/05	367,595	369,250	1,655
4,977,765	EUR	02/25/05	6,732,913	6,697,189	(35,724)
103,603,000	JAP	02/25/05	1,010,517	1,000,000	(10,517)

			$16,829,668	$16,853,197	$23,529

AUS	Australian Dollar
DAK	Danish Krone
EUR	Euro Currency
GBP	British Pound Sterling
JAP	Japanese Yen
NOR	Norwegian Krone
SEK	Swedish Krona

Industry Concentration of Investments

as a Percentage of Net Assets*:

Advertising	0.1%
Agriculture	1.1
Apparel	0.2
Auto Manufacturers	4.4
Auto Parts & Equipment	0.4
Banks	15.0
Beverages	1.2
Building Materials	3.1
Chemicals	2.5
Commercial Services	1.4
Cosmetics & Personal Care	0.9
Distribution & Wholesale	1.1
Diversified Financial Services	3.0
Electric	6.6
Electrical Components & Equipment	0.7
Electronics	1.5
Engineering & Construction	1.9
Entertainment	0.6
Environmental Control	0.1
Food	4.1
Forest Products & Paper	0.1
Health Care—Products	1.1
Holding Companies—Diversified	0.1
Home Builders	0.1
Home Furnishings	0.5
Household Products & Wares	0.1
Insurance	5.2
Iron & Steel	1.2
Lodging	0.3
Machinery - Diversified	0.4
Manufacturing - Miscellaneous	1.8
Media	1.1
Metal Fabricate & Hardware	0.1
Mining	1.2
Office & Business Equipment	0.9
Oil & Gas	10.8
Pharmaceuticals	12.5
Real Estate	1.9
Retail	2.4
Telecommunications	6.1
Transportation	1.3
U.S. Treasury Bill	0.1
Net Other Assets and Liabilities	0.8

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Shares		Value (Note 2)
COMMON STOCKS - 97.5%

	Agriculture - 0.5%
52,063	Monsanto Co.	$2,892,100

	Apparel - 0.5%
46,900	Coach, Inc.*	2,645,160

	Banks - 1.8%
191,623	State Street Corp.	9,412,522

	Beverages - 0.4%
56,500	Cadbury Schweppes, Plc, Sponsored ADR	2,130,050

	Biotechnology - 3.6%
184,235	Amgen, Inc.*	11,818,675
102,900	Genentech, Inc.*	5,601,876
58,500	Medimmune, Inc.*	1,585,935

		19,006,486

	Commercial Services - 1.8%
112,081	Certegy, Inc.	3,982,238
171,036	Paychex, Inc.	5,828,907

		9,811,145

	Computers - 5.4%
87,100	Apple Computer, Inc.*	5,609,240
319,276	Dell, Inc.*	13,454,291
37,400	International Business Machines Corp.	3,686,892
24,800	Lexmark International Group, Inc.*	2,108,000
44,300	Research In Motion*	3,651,206

		28,509,629

	Cosmetics & Personal Care - 1.3%
65,300	Estee Lauder Cos., Inc., Class A (a)	2,988,781
67,100	Procter & Gamble Co.	3,695,868

		6,684,649

	Diversified Financial Services - 10.1%
223,435	American Express Co. (a)	12,595,031
107,100	Charles Schwab Corp.	1,280,916
130,159	Citigroup, Inc.	6,271,061
83,157	Fannie Mae	5,921,610
36,155	Freddie Mac	2,664,624
41,600	Goldman Sachs and Co.	4,328,064
88,600	Merrill Lynch & Co., Inc.	5,295,622
167,100	Morgan (J.P.) & Co., Inc.	6,518,571
159,083	SLM Corp.	8,493,441

		53,368,940

	Electrical Components & Equipment - 1.7%
332,628	Molex Inc., Class A	8,864,536

	Electronics - 0.8%
166,300	Agilent Technologies, Inc.*	4,007,830

	Entertainment - 0.0%
3,300	Dreamworks Animation SKG, Inc., Class A*	$123,783

	Food - 1.0%
57,300	Whole Foods Market, Inc. (a)	5,463,555

	Health Care - Products - 4.6%
36,200	Alcon, Inc. (a)	2,917,720
68,695	Dentsply International, Inc.	3,860,659
130,159	Johnson & Johnson	8,254,684
86,772	Medtronic, Inc.	4,309,965
65,079	Zimmer Holdings, Inc.*	5,214,129

		24,557,157

	Health Care - Services - 3.8%
141,005	Lincare Holding, Inc.* (a)	6,013,863
159,928	UnitedHealth Group, Inc.	14,078,462

		20,092,325

	Home Builders - 0.0%
5,300	Lennar Corp.	300,404

	Home Furnishings - 0.6%
26,300	Harman International Industries, Inc.	3,340,100

	Insurance - 4.1%
176,437	AFLAC, Inc.	7,029,250
177,297	American International Group, Inc.	11,643,094
27,000	Wellpoint Inc.*	3,105,000

		21,777,344

	Internet - 7.0%
92,900	eBay, Inc.*	10,802,412
35,500	Google, Inc., Class A* (a)	6,855,050
188,007	InterActiveCorp* (a)	5,192,753
376,828	Yahoo!, Inc.*	14,198,879

		37,049,094

	Leisure Time - 2.1%
191,623	Carnival Corp.	11,043,234

	Manufacturing - Miscellaneous - 3.6%
213,316	Dover Corp.	8,946,473
272,100	General Electric Co.	9,931,650

		18,878,123

	Media - 5.4%
260,317	Comcast Corp., Special Class A*	8,548,810
940,035	Liberty Media Group, Class A	10,321,584
86,772	Liberty Media International, Inc., Class A*	4,011,470
131,000	Sirius Satellite Radio, Inc.* (a)	1,002,150
99,900	Univision Communications, Inc.* (a)	2,924,073
40,600	XM Satellite Radio Holdings, Inc.* (a)	1,527,372

		28,335,459

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)

	Oil & Gas - 1.1%
62,000	Suncor Energy, Inc.	$2,194,800
34,400	Total SA, Sponsored ADR (a)	3,778,496

		5,973,296

	Oil & Gas Services - 2.9%
227,312	Schlumberger, Ltd.	15,218,538

	Pharmaceuticals - 7.1%
45,700	Allergan, Inc.	3,704,899
90,500	Caremax Rx, Inc.*	3,568,415
112,000	Gilead Sciences, Inc.*	3,918,880
74,100	Lilly (Eli) & Co.	4,205,175
92,100	Novartis AG, Sponsored ADR	4,654,734
256,702	Pfizer, Inc.	6,902,717
44,100	Roche Holding AG, Sponsored ADR	5,076,677
126,543	Wyeth Corp.	5,389,466

		37,420,963

	Retail - 7.4%
113,700	Bed Bath & Beyond, Inc.*	4,528,671
105,500	Chico’s FAS, Inc.* (a)	4,803,415
53,200	Costco Wholesale Corp.	2,575,412
202,469	Home Depot, Inc.	8,653,525
58,100	Lowes Cos., Inc.	3,345,979
115,700	Starbucks Corp.*	7,215,052
124,100	Target Corp.	6,444,513
41,600	Williams-Sonoma, Inc.*	1,457,664

		39,024,231

	Semiconductors - 2.1%
119,312	Intel Corp.	2,790,708
136,900	Marvell Technology Group, Ltd.* (a)	4,855,843
80,600	Maxim Integrated Products, Inc.	3,416,634

		11,063,185

	Software - 10.1%
30,600	Adobe Systems, Inc. (a)	1,919,844
123,200	Electronic Arts, Inc.*	7,598,976
231,393	First Data Corp.	9,843,458
180,776	Intuit, Inc.*	7,955,952
65,700	Mercury Interactive Corp.* (a)	2,992,635
600,819	Microsoft Corp.	16,047,876
40,300	NAVTEQ Corp.*	1,868,308
112,100	SAP AG, Sponsored ADR (a)	4,955,941

		53,182,990

	Telecommunications - 5.8%
506,650	Cisco Systems, Inc.*	9,778,345
132,800	Nextel Communications, Inc., Class A*	3,984,000
131,500	Qualcomm, Inc.	5,575,600
412,169	Vodafone Group, Plc, Sponsored ADR	11,285,187

		30,623,132

	Transportation - 0.9%
54,900	United Parcel Service, Class B	$4,691,754

	Total Common Stocks (Cost $ 441,940,298)	515,491,714

INVESTMENT COMPANY - 1.8%
9,565,569	Marshall Money Market Fund	9,565,569

	Total Investment Company (Cost $ 9,565,569)	9,565,569

Total Investments - 99.3% (Cost $451,505,867)		525,057,283

Net Other Assets and Liabilities - 0.7%		3,500,901

Total Net Assets - 100.0%		$528,558,184

*	Non-income producing security.
(a)	All or a portion of this security is out on loan at December 31, 2004; the value of the securities loaned amounted to $44,481,500. The value of collateral amounted to $45,984,432 which consisted of cash equivalents.
ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $457,190,687. Net unrealized appreciation (depreciation) aggregated $67,866,596, of which $73,999,007 related to appreciated investment securities and $(6,132,411) related to depreciated investment securities.

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $1,125,794 and $320,363,432 of undistributed ordinary income and capital loss carryforwards, respectively.

At December 31, 2004, the Portfolio had capital loss carryforwards which expire as follows: $38,030,598 in 2008, $136,491,617 in 2009; $92,315,074 in 2010; $53,526,143 in 2011.

OTHER INFORMATION

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $524,189,613 and $665,812,892 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Communications	18.2%
Consumer Cyclical	10.6
Consumer Non-Cyclical	24.1
Energy	4.0
Financial	17.8
Industrial	7.0
Technology	17.6
Net Other Assets and Liabilities	0.7

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Shares		Value (Note 2)
COMMON STOCKS - 97.8%

	Advertising - 1.4%
32,400	Lamar Advertising Co.*	$1,386,072
38,000	Omnicom Group, Inc.	3,204,160

		4,590,232

	Aerospace & Defense - 1.2%
42,000	Lockheed Martin Corp.	2,333,100
30,800	Northrop Grumman Corp.	1,674,288

		4,007,388

	Auto Parts & Equipment - 0.7%
36,700	Johnson Controls, Inc.	2,328,248

	Banks - 6.0%
68,256	Bank of America Corp.	3,207,349
123,800	Mellon Financial Corp.	3,851,418
44,400	Northern Trust Corp.	2,156,952
55,800	PNC Bank Corp.	3,205,152
17,300	State Street Corp.	849,776
111,500	Wells Fargo & Co.	6,929,725

		20,200,372

	Beverages - 1.6%
102,550	PepsiCo, Inc.	5,353,110

	Biotechnology - 0.9%
49,900	Amgen, Inc.*	3,201,085

	Building Materials - 2.0%
61,100	Martin Marietta Materials, Inc.	3,278,626
96,300	Masco Corp.	3,517,839

		6,796,465

	Commercial Services - 2.9%
215,200	Cendant Corp.	5,031,376
34,700	Equifax, Inc. (a)	975,070
27,500	Moody’s Corp.	2,388,375
41,000	Valassis Communications, Inc.*	1,435,410

		9,830,231

	Computers - 2.4%
122,700	Dell, Inc.*	5,170,578
79,500	EMC Corp.*	1,182,165
91,400	Hewlett-Packard Co.	1,916,658

		8,269,401

	Cosmetics & Personal Care - 1.9%
75,890	Avon Products, Inc.	2,936,943
28,700	Kimberly-Clark Corp.	1,888,747
30,020	Procter & Gamble Co.	1,653,502

		6,479,192

	Diversified Financial Services - 14.1%
325,770	Charles Schwab Corp.	$3,896,209
213,982	Citigroup, Inc.	10,309,653
77,100	Fannie Mae	5,490,291
168,600	Freddie Mac	12,425,820
94,520	MBNA Corp.	2,664,519
168,290	Morgan (J.P.) & Co., Inc.	6,564,993
110,600	Morgan Stanley Dean Witter & Co.	6,140,512

		47,491,997

	Electric - 3.6%
92,400	American Electric Power, Inc.	3,173,016
79,000	CMS Energy Corp.* (a)	825,550
74,700	Exelon Corp. (a)	3,292,029
80,800	FirstEnergy Corp.	3,192,408
73,500	Pepco Holdings, Inc.	1,567,020

		12,050,023

	Food - 2.3%
102,300	Albertson’s, Inc. (a)	2,442,924
124,500	Kroger Co.* (a)	2,183,730
44,200	Wrigley (Wm.) Jr. Co.	3,058,198

		7,684,852

	Gas - 0.6%
60,200	Sempra Energy (a)	2,208,136

	Health Care - Products - 1.8%
52,500	Johnson & Johnson	3,329,550
52,600	Medtronic, Inc.	2,612,642

		5,942,192

	Health Care - Services - 1.5%
8,400	Quest Diagnostics, Inc. (a)	802,620
46,700	UnitedHealth Group, Inc.	4,111,001

		4,913,621

	Household Products & Wares - 0.3%
20,800	Energizer Holdings, Inc.* (a)	1,033,552

	Insurance - 2.8%
45,300	AFLAC, Inc.	1,804,752
51,400	Allstate Corp.	2,658,408
13,400	AMBAC Financial Group, Inc.	1,100,542
38,400	Hartford Financial Services Group, Inc. (a)	2,661,504
30,400	Willis Group Holdings, Ltd.	1,251,568

		9,476,774

	Internet - 2.7%
25,260	eBay, Inc.*	2,937,233
9,600	Google, Inc., Class A* (a)	1,853,760
53,100	InterActiveCorp* (a)	1,466,622
75,700	Yahoo!, Inc.*	2,852,376

		9,109,991

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Leisure Time - 0.8%
17,860	Carnival Corp.	$1,029,272
72,400	Sabre Group Holdings, Inc.	1,604,384

		2,633,656

	Lodging - 2.2%
46,100	Harrah’s Entertainment, Inc. (a)	3,083,629
45,900	Marriott International, Inc., Class A	2,890,782
27,300	Starwood Hotels & Resorts Worldwide, Inc.	1,594,320

		7,568,731

	Manufacturing - Miscellaneous - 1.7%
44,200	Illinois Tool Works, Inc. (a)	4,096,456
47,900	Tyco International, Ltd.	1,711,946

		5,808,402

	Media - 10.7%
98,980	Clear Channel Communications, Inc.	3,314,840
46,200	Comcast Corp., Special Class A*	1,517,208
35,900	Echostar Communications Corp.	1,193,316
10,900	Gannett Co., Inc.	890,530
104,700	Liberty Media Group, Class A	1,149,606
57,400	McGraw-Hill Cos., Inc.	5,254,396
381,700	Time Warner, Inc.*	7,420,248
36,400	Tribune Co.	1,533,896
179,830	Univision Communications, Inc.* (a)	5,263,624
236,210	Viacom, Inc., Class B	8,595,682

		36,133,346

	Oil & Gas - 3.9%
184,800	Exxon Mobil Corp.	9,472,848
96,700	Marathon Oil Corp.	3,636,887

		13,109,735

	Pharmaceuticals - 7.5%
69,400	Bristol-Myers Squibb Co.	1,778,028
96,400	Caremax Rx, Inc.*	3,801,052
32,000	Cephalon, Inc.* (a)	1,628,160
29,900	Lilly (Eli) & Co.	1,696,825
7,500	Medco Health Solutions, Inc.*	312,000
284,700	Pfizer, Inc.	7,655,583
194,880	Wyeth Corp.	8,299,939

		25,171,587

	Retail - 5.0%
37,000	CarMax, Inc.* (a)	1,148,850
64,700	Costco Wholesale Corp.	3,132,127
26,100	Dollar Tree Stores, Inc.*	748,548
64,800	Family Dollar Stores, Inc. (a)	2,023,704
62,200	Lowes Cos., Inc. (a)	3,582,098
115,200	Wal-Mart Stores, Inc.	6,084,864

		16,720,191

	Savings & Loans - 0.3%
16,800	Golden West Financial Corp.	1,031,856

	Semiconductors - 1.4%
72,900	Intel Corp.	$1,705,131
75,800	Linear Technology Corp.	2,938,008

		4,643,139

	Software - 4.5%
13,970	Electronic Arts, Inc.*	861,670
127,200	First Data Corp.	5,411,088
273,460	Microsoft Corp.	7,304,116
106,400	Oracle Corp.*	1,459,808

		15,036,682

	Telecommunications - 6.8%
240,000	Cisco Systems, Inc.*	4,632,000
123,300	Crown Castle International Corp.* (a)	2,051,712
185,300	Nextel Communications, Inc., Class A*	5,559,000
179,330	Qualcomm, Inc.	7,603,592
124,800	SBC Communications, Inc.	3,216,096

		23,062,400

	Transportation - 2.3%
79,800	Burlington Northern Santa Fe Corp.	3,775,338
99,900	CSX Corp.	4,003,992

		7,779,330

	Total Common Stocks (Cost $ 282,042,536)	329,665,917

	EXCHANGE-TRADED FUND - 1.1%
30,000	SPDR Trust Series 1 (a)	3,626,100

	Total Exchange-Traded Fund (Cost $ 3,615,579)	3,626,100

Total Investments - 98.9% (Cost $285,658,115)		333,292,017

Net Other Assets and Liabilities - 1.1%		3,835,177

Total Net Assets - 100.0%		$337,127,194

*	Non-income producing security.
(a)	All or a portion of this security is out on loan at December 31, 2004; the value of the securities loaned amounted to $28,312,754. The value of the collateral amounted to $29,243,956 which consisted of cash equivalents.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $292,484,964. Net unrealized appreciation (depreciation) aggregated $40,807,053, of which $51,083,547 related to appreciated investment securities and $(10,276,494) related to depreciated investment securities.

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $229,182,809 of capital loss carryforwards.

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income was $3,653,589.

At December 31, 2004, the Portfolio had capital loss carryforwards which expire as follows: $108,961,260 in 2009; $88,482,233 in 2010; $31,739,316 in 2011.

OTHER INFORMATION

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $128,837,884 and $220,032,435 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments

as a Percentage of Net Assets*:

Communications	21.6%
Consumer Cyclical	8.7
Consumer Non-Cyclical	20.7
Energy	3.9
Financial	24.3
Industrial	7.2
Technology	8.3
Utilities	4.2
Net Other Assets and Liabilities	1.1

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Shares		Value (Note 2)
COMMON STOCKS - 99.2%

	Advertising - 0.2%
22,100	Interpublic Group of Companies, Inc.* (a)	$296,140
9,800	Omnicom Group, Inc.	826,336

		1,122,476

	Aerospace & Defense - 1.7%
43,938	Boeing Co.	2,274,670
10,500	General Dynamics Corp.	1,098,300
6,200	Goodrich (B.F.) Co.	202,368
6,000	L-3 Communications Holdings, Inc.	439,440
23,182	Lockheed Martin Corp.	1,287,760
19,292	Northrop Grumman Corp.	1,048,713
23,600	Raytheon Co.	916,388
9,200	Rockwell Collins, Inc.	362,848
26,800	United Technologies Corp.	2,769,780

		10,400,267

	Agriculture - 1.4%
107,300	Altria Group, Inc.	6,556,030
13,827	Monsanto Co.	768,090
7,700	Reynolds American, Inc. (a)	605,220
8,600	UST Inc.	413,746

		8,343,086

	Airlines - 0.1%
6,700	Delta Air Lines, Inc.* (a)	50,116
40,718	Southwest Airlines, Inc.	662,889

		713,005

	Apparel - 0.5%
9,900	Coach, Inc.*	558,360
6,400	Jones Apparel Group, Inc.	234,048
5,700	Liz Claiborne, Inc.	240,597
13,800	Nike, Inc., Class B	1,251,522
3,000	Reebok International, Ltd.	132,000
5,800	V.F. Corp. (a)	321,204

		2,737,731

	Auto Manufacturers - 0.6%
95,581	Ford Motor Co. (a)	1,399,306
29,500	General Motors Corp. (a)	1,181,770
3,600	Navistar International Corp.*	158,328
9,130	Paccar, Inc. (a)	734,782

		3,474,186

	Auto Parts & Equipment - 0.2%
3,900	Cooper Tire & Rubber Co. (a)	84,045
7,809	Dana Corp.	135,330
29,328	Delphi Automotive Systems Corp. (a)	264,539
9,100	Goodyear Tire & Rubber Co.* (a)	133,406
10,000	Johnson Controls, Inc.	634,400
6,736	Visteon Corp.	65,811

		1,317,531

	Banks - 6.5%
18,500	Amsouth Bancorp (a)	$479,150
211,242	Bank of America Corp.	9,926,262
40,600	Bank of New York Co., Inc.	1,356,852
28,900	BB&T Corp.	1,215,245
8,950	Comerica, Inc.	546,129
6,400	Compass Bancshares, Inc.	311,488
29,305	Fifth Third Bancorp (a)	1,385,540
6,400	First Horizon National Corp. (a)	275,904
12,049	Huntington Bancshares, Inc. (a)	298,574
21,200	KeyCorp	718,680
6,100	M & T Bank Corp.	657,824
11,700	Marshall & Ilsley Corp.	517,140
22,100	Mellon Financial Corp.	687,531
35,400	National City Corp.	1,329,270
24,550	North Fork Bancorp., Inc.	708,267
11,500	Northern Trust Corp.	558,670
14,800	PNC Bank Corp.	850,112
24,255	Regions Financial Corp.	863,235
17,400	State Street Corp.	854,688
19,400	Suntrust Banks, Inc.	1,433,272
16,200	Synovus Financial Corp.	462,996
97,634	U.S. Bancorp	3,057,897
83,827	Wachovia Corp.	4,409,300
88,530	Wells Fargo & Co.	5,502,140
4,700	Zions Bancorp.	319,741

		38,725,907

	Beverages - 2.2%
2,000	Adolph Coors Co.	151,340
41,300	Anheuser-Busch Companies, Inc.	2,095,149
6,400	Brown Forman Corp., Class B	311,552
126,500	Coca-Cola Co.	5,266,195
24,500	Coca-Cola Enterprises, Inc.	510,825
13,000	Pepsi Bottling Group, Inc.	351,520
88,110	PepsiCo, Inc.	4,599,342

		13,285,923

	Biotechnology - 1.2%
66,408	Amgen, Inc.*	4,260,073
10,200	Applied Biosystems Group - Applera Corp.	213,282
17,485	Biogen Idec, Inc.*	1,164,676
9,800	Chiron Corp.* (a)	326,634
13,000	Genzyme Corp.*	754,910
13,000	Medimmune, Inc.*	352,430
2,600	Millipore Corp.* (a)	129,506

		7,201,511

	Building Materials - 0.3%
11,200	American Standard Companies, Inc.*	462,784
23,400	Masco Corp.	854,802
5,400	Vulcan Materials Co.	294,894

		1,612,480

	Chemicals - 1.7%
11,900	Air Products & Chemicals, Inc.	689,843

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Chemicals (continued)
3,700	Ashland, Inc.	$216,006
5,800	Avery Dennison Corp.	347,826
49,277	Dow Chemical Co.	2,439,704
51,900	Du Pont (E.I.) De Nemours and Co.	2,545,695
4,100	Eastman Chemical Co.	236,693
13,500	Ecolab, Inc. (a)	474,255
6,350	Engelhard Corp.	194,755
2,600	Great Lakes Chemical Corp. (a)	74,074
5,800	Hercules, Inc.*	86,130
4,900	International Flavors & Fragrances, Inc.	209,916
9,000	PPG Industries, Inc.	613,440
17,000	Praxair, Inc.	750,550
11,775	Rohm & Haas Co.	520,808
7,400	Sherwin Williams Co.	330,262
3,600	Sigma Aldrich Corp.	217,656

		9,947,613

	Commercial Services - 0.9%
9,700	Apollo Group, Inc.*	782,887
55,033	Cendant Corp.	1,286,672
7,400	Convergys Corp.*	110,926
7,000	Equifax, Inc.	196,700
8,600	H&R Block, Inc.	421,400
15,314	McKesson Corp.	481,778
7,800	Moody’s Corp.	677,430
19,750	Paychex, Inc.	673,080
11,500	R. R. Donnelley & Sons Co.	405,835
9,000	Robert Half International, Inc.	264,870

		5,301,578

	Computers - 4.3%
6,700	Affiliated Computer Services, Class A* (a)	403,273
21,000	Apple Computer, Inc.*	1,352,400
9,900	Computer Sciences Corp.*	558,063
129,900	Dell, Inc.*	5,473,986
26,800	Electronic Data Systems Corp. (a)	619,080
125,300	EMC Corp.*	1,863,211
19,460	Gateway, Inc.*	116,955
157,898	Hewlett-Packard Co.	3,311,121
87,100	International Business Machines Corp.	8,586,318
6,800	Lexmark International Group, Inc.*	578,000
4,900	NCR Corp.*	339,227
18,700	Network Appliance, Inc.* (a)	621,214
175,800	Sun Microsystems, Inc.*	945,804
15,100	SunGard Data Systems, Inc.*	427,783
17,500	Unisys Corp.*	178,150

		25,374,585

	Cosmetics & Personal Care - 2.3%
4,750	Alberto-Culver Co.	230,708
24,700	Avon Products, Inc.	955,890
27,700	Colgate-Palmolive Co.	1,417,132
51,900	Gillette Co.	2,324,082
25,540	Kimberly-Clark Corp.	1,680,787
132,700	Procter & Gamble Co.	7,309,116

		13,917,715

	Distribution & Wholesale - 0.1%
9,150	Genuine Parts Co.	$403,149
4,700	W.W. Grainger, Inc.	313,114

		716,263

	Diversified Financial Services - 8.4%
65,600	American Express Co. (a)	3,697,872
5,452	Bear Stearns Cos., Inc.	557,794
12,737	Capital One Financial Corp. (a)	1,072,583
70,400	Charles Schwab Corp.	841,984
11,000	CIT Group, Inc.	504,020
271,440	Citigroup, Inc.	13,077,979
30,298	Countrywide Financial Corp. (a)	1,121,329
19,400	E*TRADE Financial Corp.*	290,030
50,600	Fannie Mae	3,603,226
5,600	Federated Investors, Inc., Class B	170,240
13,030	Franklin Resources, Inc.	907,540
36,100	Freddie Mac	2,660,570
25,300	Goldman Sachs and Co.	2,632,212
12,300	Janus Capital Group, Inc.	206,763
14,100	Lehman Brothers Holdings, Inc.	1,233,468
66,777	MBNA Corp.	1,882,444
48,700	Merrill Lynch & Co., Inc.	2,910,799
186,325	Morgan (J.P.) & Co., Inc.	7,268,538
57,234	Morgan Stanley Dean Witter & Co.	3,177,632
15,300	Providian Financial Corp.*	251,991
22,471	SLM Corp.	1,199,727
6,700	T. Rowe Price Group, Inc.	416,740

		49,685,481

	Electric - 2.7%
33,900	AES Corp.*	463,413
7,100	Allegheny Energy, Inc.*	139,941
10,200	Ameren Corp. (a)	511,428
20,640	American Electric Power, Inc. (a)	708,778
27,900	Calpine Corp.* (a)	109,926
15,998	CenterPoint Energy, Inc. (a)	180,777
9,443	Cinergy Corp.	393,112
10,100	CMS Energy Corp.* (a)	105,545
12,700	Consolidated Edison, Inc. (a)	555,625
9,150	Constellation Energy Group, Inc.	399,947
17,350	Dominion Resources, Inc.	1,175,289
9,100	DTE Energy Co. (a)	392,483
50,034	Duke Energy Corp.	1,267,361
17,000	Edison International	544,510
11,700	Entergy Corp.	790,803
34,600	Exelon Corp. (a)	1,524,822
17,200	FirstEnergy Corp.	679,572
9,700	Florida Power & Light Group Capital, Inc.	725,075
14,100	NiSource, Inc.	321,198
21,100	PG&E Corp.*	702,208
4,800	Pinnacle West Capital Corp.	213,168
9,900	PPL Corp.	527,472
12,877	Progress Energy, Inc. (a)	582,555
12,400	Public Service Enterprise Group, Inc.	641,948
38,700	Southern Co.	1,297,224
10,400	TECO Energy, Inc. (a)	159,536

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Electric (continued)
12,540	TXU Corp. (a)	$809,582
20,910	Xcel Energy, Inc.	380,562

		16,303,860

	Electrical Components & Equipment - 0.4%
10,000	American Power Conversion Corp.	214,000
22,000	Emerson Electric Co.	1,542,200
9,825	Molex, Inc. (a)	294,750
4,300	Power-One, Inc.*	38,356

		2,089,306

	Electronics - 0.6%
25,324	Agilent Technologies, Inc.*	610,308
20,316	Freescale Semiconductor, Class B*	373,002
10,500	Jabil Circuit, Inc.*	268,590
6,275	Parker-Hannifin Corp.	475,269
6,600	Perkinelmer, Inc.	148,434
27,200	Sanmina Corp.* (a)	230,384
50,700	Solectron Corp.*	270,231
12,500	Symbol Technologies, Inc. (a)	216,250
4,700	Tektronix, Inc.	141,987
8,300	Thermo Electron Corp.*	250,577
6,300	Waters Corp.*	294,777

		3,279,809

	Engineering & Construction - 0.0%
4,400	Fluor Corp.	239,844

	Entertainment - 0.5%
18,000	International Game Technology	618,840
136,600	News Corp. Inc. - Class A* (a)	2,548,956

		3,167,796

	Environmental Control - 0.2%
16,600	Allied Waste Industries, Inc.*	154,048
29,935	Waste Management, Inc.	896,254

		1,050,302

	Food - 1.8%
19,242	Albertson’s, Inc. (a)	459,499
34,149	Archer-Daniels-Midland Co.	761,864
21,500	Campbell Soup Co.	642,635
26,900	Conagra, Inc.	792,205
19,100	General Mills, Inc.	949,461
18,300	H.J. Heinz Co.	713,517
12,900	Hershey Foods Corp.	716,466
21,600	Kellogg Co.	964,656
38,600	Kroger Co.*	677,044
7,100	McCormick & Co., Inc.	274,060
23,400	Safeway, Inc.*	461,916
41,000	Sara Lee Corp.	989,740
7,000	Supervalu, Inc.	241,640
33,400	Sysco Corp. (a)	1,274,878
11,800	Wrigley (Wm.) Jr. Co.	816,442

		10,736,023

	Forest Products & Paper - 0.5%
13,502	Georgia-Pacific Corp.	$506,055
25,440	International Paper Co.	1,068,480
5,700	Louisiana Pacific Corp. (a)	152,418
10,598	MeadWestvaco Corp.	359,166
2,900	Temple Inland, Inc.	198,360
12,600	Weyerhaeuser Co.	846,972

		3,131,451

	Gas - 0.2%
8,400	KeySpan Energy Corp.	331,380
2,300	Nicor, Inc. (a)	84,962
2,000	Peoples Energy Corp.	87,900
12,213	Sempra Energy	447,973

		952,215

	Hand & Machine Tools - 0.1%
4,200	Black & Decker Corp.	370,986
3,000	Snap-On, Inc.	103,080
4,300	Stanley Works (a)	210,657

		684,723

	Health Care - Products - 3.7%
2,800	Bausch & Lomb, Inc.	180,488
32,200	Baxter International, Inc.	1,112,188
13,300	Becton, Dickinson & Co.	755,440
13,225	Biomet, Inc.	573,833
44,100	Boston Scientific Corp.*	1,567,755
5,500	C.R. Bard, Inc.	351,890
6,100	Fisher Scientific International, Inc.* (a)	380,518
16,700	Guidant Corp.	1,204,070
155,160	Johnson & Johnson	9,840,247
63,200	Medtronic, Inc.	3,139,144
18,700	St. Jude Medical, Inc.* (a)	784,091
21,000	Stryker Corp.	1,013,250
12,870	Zimmer Holdings, Inc.*	1,031,144

		21,934,058

	Health Care - Services - 1.1%
7,798	Aetna, Inc.	972,801
22,000	HCA - The Healthcare Corporation	879,120
12,700	Health Management Associates, Inc., Class A (a)	288,544
8,300	Humana, Inc.*	246,427
7,200	Laboratory Corp. of America Holdings*	358,704
4,500	Manor Care, Inc.	159,435
5,300	Quest Diagnostics, Inc.	506,415
24,350	Tenet Healthcare Corp.* (a)	267,363
34,200	UnitedHealth Group, Inc.	3,010,626

		6,689,435

	Home Builders - 0.2%
6,500	Centex Corp. (a)	387,270
2,400	KB Home	250,560
6,700	Pulte Corp.	427,460

		1,065,290

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Home Furnishings - 0.1%
4,100	Maytag Corp. (a)	$86,510
3,500	Whirlpool Corp. (a)	242,235

		328,745

	Household Products & Wares - 0.2%
8,000	Clorox Co.	471,440
7,600	Fortune Brands, Inc.	586,568
14,333	Newell Rubbermaid, Inc.	346,715

		1,404,723

	Insurance - 4.8%
14,900	ACE, Ltd.	636,975
26,500	AFLAC, Inc.	1,055,760
35,938	Allstate Corp.	1,858,713
5,700	AMBAC Financial Group, Inc.	468,141
136,179	American International Group, Inc.	8,942,875
16,550	AON Corp.	394,883
10,000	Chubb Corp.	769,000
7,000	Cigna Corp.	570,990
8,775	Cincinnati Financial Corp.	388,382
15,400	Hartford Financial Services Group, Inc.	1,067,374
7,100	Jefferson Pilot Corp.	368,916
9,100	Lincoln National Corp.	424,788
9,700	Loews Corp.	681,910
27,500	Marsh & McLennan Cos., Inc.	904,750
7,350	MBIA, Inc. (a)	465,108
38,900	Metlife, Inc.	1,575,839
5,100	MGIC Investment Corp. (a)	351,441
16,000	Principal Financial Group, Inc.	655,040
10,500	Progressive Corp.	890,820
26,800	Prudential Financial, Inc. (a)	1,472,928
6,600	SAFECO Corp.	344,784
34,990	St. Paul Travelers Companies	1,297,079
5,700	Torchmark Corp.	325,698
15,418	UnumProvident Corp.	276,599
15,500	Wellpoint Inc.*	1,782,500
7,300	XL Capital, Ltd., Class A (a)	566,845

		28,538,138

	Internet - 1.3%
34,700	eBay, Inc.*	4,034,916
6,200	Monster Worldwide, Inc.*	208,568
33,100	Symantec Corp.*	852,656
71,900	Yahoo!, Inc.*	2,709,192

		7,805,332

	Iron & Steel - 0.1%
4,951	Allegheny Technologies, Inc. (a)	107,288
8,300	Nucor Corp. (a)	434,422
5,920	United States Steel Corp. (a)	303,400

		845,110

	Leisure Time - 0.5%
5,000	Brunswick Corp.	247,500
33,100	Carnival Corp. (a)	$1,907,553
15,400	Harley-Davidson, Inc.	935,550
7,008	Sabre Group Holdings, Inc.	155,297

		3,245,900

	Lodging - 0.4%
5,900	Harrah’s Entertainment, Inc. (a)	394,651
20,100	Hilton Hotels Corp.	457,074
11,700	Marriott International, Inc., Class A	736,866
10,800	Starwood Hotels & Resorts Worldwide, Inc.	630,720

		2,219,311

	Machinery - Construction & Mining - 0.3%
17,900	Caterpillar, Inc.	1,745,429

	Machinery - Diversified - 0.3%
2,400	Cummins Engine Co., Inc.	201,096
13,000	Deere & Co.	967,200
9,600	Rockwell International Corp.	475,680

		1,643,976

	Manufacturing - Miscellaneous - 5.9%
40,700	3M Co.	3,340,249
4,800	Cooper Industries, Ltd.	325,872
16,100	Danaher Corp.	924,301
10,600	Dover Corp.	444,564
15,000	Eastman Kodak Co. (a)	483,750
8,000	Eaton Corp.	578,880
552,800	General Electric Co.	20,177,200
44,975	Honeywell International, Inc.	1,592,565
15,500	Illinois Tool Works, Inc.	1,436,540
9,000	Ingersoll-Rand Co.	722,700
4,900	ITT Industries, Inc.	413,805
10,000	Leggett & Platt, Inc.	284,300
6,500	Pall Corp.	188,175
7,200	Textron, Inc.	531,360
105,137	Tyco International, Ltd.	3,757,596

		35,201,857

	Media - 3.3%
30,000	Clear Channel Communications, Inc.	1,004,700
116,078	Comcast Corp., Class A*	3,863,076
4,300	Dow Jones & Company, Inc. (a)	185,158
13,400	Gannett Co., Inc.	1,094,780
4,000	Knight-Ridder, Inc.	267,760
10,000	McGraw-Hill Cos., Inc.	915,400
2,600	Meredith Corp.	140,920
7,600	New York Times Co., Class A* (a)	310,080
239,498	Time Warner, Inc.*	4,655,841
16,587	Tribune Co.	698,976
16,900	Univision Communications, Inc.* (a)	494,663
89,128	Viacom, Inc., Class B	3,243,368
106,829	Walt Disney Co.	2,969,846

		19,844,568

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Mining - 0.6%
45,508	Alcoa, Inc.	$1,429,861
9,300	Freeport-McMoRan Copper & Gold, Inc., Class B (a)	355,539
23,211	Newmont Mining Corp. (a)	1,030,801
5,000	Phelps Dodge Corp.	494,600

		3,310,801

	Office & Business Equipment - 0.2%
12,100	Pitney Bowes, Inc.	559,988
49,800	Xerox Corp.*	847,098

		1,407,086

	Oil & Gas - 6.2%
4,800	Amerada Hess Corp.	395,424
12,979	Anadarko Petroleum Corp.	841,169
17,100	Apache Corp.	864,747
20,464	Burlington Resources, Inc.	890,184
110,772	ChevronTexaco Corp.	5,816,638
36,095	ConocoPhillips	3,134,129
25,400	Devon Energy Corp.	988,568
6,200	EOG Resources, Inc.	442,432
337,360	Exxon Mobil Corp.	17,293,074
7,981	Kerr-McGee Corp.	461,222
18,100	Marathon Oil Corp.	680,741
7,800	Nabors Industries, Ltd.*	400,062
7,100	Noble Corp.*	353,154
20,700	Occidental Petroleum Corp.	1,208,052
5,600	Rowan Cos., Inc.*	145,040
3,800	Sunoco, Inc.	310,498
16,827	Transocean Sedco Forex, Inc.*	713,297
13,800	Unocal Corp.	596,712
13,400	Valero Energy Corp.	608,360
13,600	XTO Energy, Inc.	481,168

		36,624,671

	Oil & Gas Services - 0.7%
17,580	Baker Hughes, Inc.	750,139
8,400	BJ Services Co.	390,936
23,100	Halliburton Co.	906,444
30,800	Schlumberger, Ltd.	2,062,060

		4,109,579

	Packaging & Containers - 0.1%
5,900	Ball Corp.	259,482
5,600	Bemis Co.	162,904
7,700	Pactiv Corp.*	194,733
4,408	Sealed Air Corp.*	234,814

		851,933

	Pharmaceuticals - 5.9%
81,400	Abbott Laboratories	3,797,310
6,900	Allergan, Inc.	559,383
5,500	AmerisourceBergen Corp. (a)	322,740
101,700	Bristol-Myers Squibb Co.	2,605,554
22,600	Cardinal Health, Inc.	1,314,190
23,800	Caremax Rx, Inc.*	938,434
4,000	Express Scripts, Inc.*	$305,760
19,300	Forest Laboratories, Inc.*	865,798
22,600	Gilead Sciences, Inc.*	790,774
8,190	Hospira, Inc.*	274,365
12,566	King Pharmaceuticals, Inc.*	155,818
59,200	Lilly (Eli) & Co.	3,359,600
14,200	Medco Health Solutions, Inc.*	590,720
115,900	Merck & Co., Inc.	3,725,026
14,000	Mylan Laboratories (a)	247,520
393,784	Pfizer, Inc.	10,588,852
77,000	Schering-Plough Corp.	1,607,760
5,700	Watson Pharmaceuticals, Inc.*	187,017
69,800	Wyeth Corp.	2,972,782

		35,209,403

	Pipelines - 0.2%
19,800	Dynegy, Inc.* (a)	91,476
33,630	El Paso Energy Corp.	349,752
6,500	Kinder Morgan, Inc.	475,345
29,000	Williams Cos., Inc.	472,410

		1,388,983

	Real Estate - 0.6%
4,900	Apartment Investment & Management Co., REIT	188,846
10,200	Archstone-Smith Trust, REIT	390,660
21,100	Equity Office Properties Trust, REIT	614,432
14,800	Equity Residential Properties Trust, REIT	535,464
9,600	Plum Creek Timber Co., Inc., REIT	369,024
9,600	ProLogis Trust, REIT	415,968
11,600	Simon Property Group, Inc., REIT	750,172

		3,264,566

	Retail - 6.9%
13,800	AutoNation, Inc.*	265,098
4,200	AutoZone, Inc.*	383,502
15,700	Bed Bath & Beyond, Inc.*	625,331
17,000	Best Buy Co., Inc.	1,010,140
5,900	Big Lots, Inc.*	71,567
10,200	Circuit City Stores, Inc. (a)	159,528
24,512	Costco Wholesale Corp.	1,186,626
20,900	CVS Corp.	941,963
8,200	Darden Restaurants, Inc.	227,468
4,300	Dillards, Inc., Class A	115,541
17,087	Dollar General Corp.	354,897
8,700	Family Dollar Stores, Inc. (a)	271,701
8,900	Federated Department Stores, Inc.	514,331
45,750	Gap, Inc. (a)	966,240
114,797	Home Depot, Inc.	4,906,424
14,900	J.C. Penney Co., Inc.	616,860
17,900	Kohls Corp.*	880,143
21,200	Limited Brands, Inc.	488,024
40,400	Lowes Cos., Inc.	2,326,636
15,200	May Department Stores Co.	446,880
65,700	McDonald’s Corp.	2,106,342
7,300	Nordstrom, Inc.	341,129

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Retail (continued)
16,300	Office Depot, Inc.*	$282,968
4,900	OfficeMax, Inc.	153,762
8,300	RadioShack Corp.	272,904
10,800	Sears Roebuck & Co.	551,124
26,000	Staples, Inc.	876,460
20,900	Starbucks Corp.*	1,303,324
46,800	Target Corp.	2,430,324
7,600	Tiffany & Co.	242,972
25,200	TJX Cos., Inc.	633,276
11,200	Toys “R” Us, Inc.*	229,264
53,400	Walgreen Co.	2,048,958
221,500	Wal-Mart Stores, Inc.	11,699,630
6,000	Wendy’s International, Inc.	235,560
15,320	Yum! Brands, Inc.	722,798

		40,889,695

	Savings & Loans - 0.6%
16,000	Golden West Financial Corp.	982,720
18,000	Sovereign Bancorp, Inc. (a)	405,900
45,674	Washington Mutual, Inc.	1,931,097

		3,319,717

	Semiconductors - 3.0%
20,100	Advanced Micro Devices* (a)	442,602
19,400	Altera Corp.*	401,580
19,600	Analog Devices, Inc.	723,632
88,800	Applied Materials, Inc.*	1,518,480
16,100	Applied Micro Circuits Corp.*	67,781
17,200	Broadcom Corp.*	555,216
330,600	Intel Corp.	7,732,734
10,200	KLA-Tencor Corp.*	475,116
16,000	Linear Technology Corp.	620,160
20,100	LSI Logic Corp.*	110,148
17,000	Maxim Integrated Products, Inc.	720,630
32,000	Micron Technology, Inc.* (a)	395,200
18,700	National Semiconductor Corp.	335,665
7,300	Novellus Systems, Inc.	203,597
8,600	NVIDIA Corp.*	202,616
9,300	PMC-Sierra, Inc.*	104,625
4,800	QLogic Corp.*	176,304
10,100	Teradyne, Inc.*	172,407
90,300	Texas Instruments, Inc.	2,223,186
18,200	Xilinx, Inc.	539,630

		17,721,309

	Software - 4.7%
12,500	Adobe Systems, Inc.	784,250
12,000	Autodesk, Inc.	455,400
30,500	Automatic Data Processing, Inc.	1,352,675
11,600	BMC Software, Inc.*	215,760
8,800	Citrix Systems, Inc.*	215,864
30,650	Computer Associates International, Inc. (a)	951,989
20,200	Compuware Corp.*	130,694
16,000	Electronic Arts, Inc.*	986,880
43,349	First Data Corp.	1,844,066
10,250	Fiserv, Inc.*	$411,948
12,100	IMS Health, Inc.	280,841
9,800	Intuit, Inc.*	431,298
4,400	Mercury Interactive Corp.* (a)	200,420
568,500	Microsoft Corp.	15,184,635
19,600	Novell, Inc.* (a)	132,300
268,120	Oracle Corp.*	3,678,606
14,000	Parametric Technology Corp.*	82,460
26,500	Siebel Systems, Inc.*	278,250
22,019	VERITAS Software Corp.* (a)	628,642

		28,246,978

	Telecommunications - 5.9%
42,200	ADC Telecommunications, Inc.*	113,096
15,900	Alltel Corp.	934,284
8,400	Andrew Corp.* (a)	114,492
41,548	AT&T Corp.	791,905
23,931	Avaya, Inc.* (a)	411,613
95,800	BellSouth Corp.	2,662,282
7,000	CenturyTel, Inc.	248,290
29,800	Ciena Corp.*	99,532
344,300	Cisco Systems, Inc.*	6,644,990
17,500	Citizens Communications Co., Class B	241,325
10,300	Comverse Technology, Inc.*	251,835
73,300	Corning, Inc.*	862,741
75,500	JDS Uniphase Corp.* (a)	239,335
231,082	Lucent Technologies, Inc.* (a)	868,868
127,235	Motorola, Inc.	2,188,442
58,100	Nextel Communications, Inc., Class A*	1,743,000
85,700	Qualcomm, Inc.	3,633,680
94,863	Qwest Communications International, Inc.*	421,192
173,298	SBC Communications, Inc.	4,465,889
8,000	Scientific Atlanta, Inc.	264,080
76,900	Sprint Corp.	1,910,965
24,100	Tellabs, Inc.*	207,019
144,830	Verizon Communications, Inc.	5,867,063

		35,185,918

	Textiles - 0.1%
9,000	Cintas Corp.	394,740

	Toys, Games & Hobbies - 0.1%
9,250	Hasbro, Inc.	179,265
21,612	Mattel, Inc.	421,218

		600,483

	Transportation - 1.6%
19,652	Burlington Northern Santa Fe Corp.	929,736
11,200	CSX Corp.	448,896
15,700	FedEx Corp.	1,546,293
20,700	Norfolk Southern Corp.	749,133
3,400	Ryder System, Inc.	162,418

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Shares		Value (Note 2)
	Transportation (continued)
13,600	Union Pacific Corp.	$914,600
58,600	United Parcel Service, Class B	5,007,956

		9,759,032

	Total Common Stocks (Cost $ 515,324,514)	590,309,433

Par Value
U.S. GOVERNMENT OBLIGATION—0.1%

	U.S. Treasury Bill - 0.1%
$500,000	1.82%, 03/17/05 (b) (c)	498,104

	Total U.S. Government Obligation (Cost $ 498,104)	498,104

Shares
INVESTMENT COMPANY - 0.5%

3,216,450	Marshall Money Market Fund	3,216,450

	Total Investment Company (Cost $ 3,216,450)	3,216,450

WARRANTS - 0.0%

	Telecommunications - 0.0%
40,649	Lucent Technologies - Warrants Strike: 2.75
	Expires 12/10/07*	64,225

	Total Warrants (Cost $ 0)	64,225

Total Investments - 99.8% (Cost $ 519,039,068)		594,088,212

Net Other Assets and Liabilities - 0.2%		948,402

Total Net Assets - 100.0%		$595,036,614

*	Non-income producing security.
(a)	All or a portion of this security is out on loan at December 31, 2004; the value of the securities loaned amounted to $36,324,662. The value of collateral amounted to $37,868,467 which consisted of cash equivalents.
(b)	Effective yield at time of purchase.
(c)	Security has been deposited as initial margin on futures contracts. At December 31, 2004, the Portfolio’s open futures contracts were as follows:

Number of Contracts Purchased	Contract Type	Expiration Date	Aggregate Cost	Market Value at December 31, 2004
14	S&P 500	March-2005	$4,254,569	$4,247,950

REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $547,522,464. Net unrealized appreciation (depreciation) aggregated $46,565,748, of which $89,579,951 related to appreciated investment securities and $(43,014,203) related to depreciated investment securities.

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $3,237 and $130,711,772 of undistributed ordinary income and capital loss carryforwards, respectively.

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income was $9,477,338.

At December 31, 2004, the Portfolio had capital loss carryforwards which expire as follows: $13,389,716 in 2007; $62,715,062 in 2008; $13,380,657 in 2009; $17,675,562 in 2010; $16,843,955 in 2011; $6,706,820 in 2012.

OTHER INFORMATION

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $21,946,419 and $140,084,929 of non-governmental issuers, respectively.

Industry/Sector Concentration of Investments as a Percentage of Net Assets*:

Basic Materials	2.9%
Communications	10.7
Consumer Cyclical	10.3
Consumer Non-Cyclical	20.7
Energy	7.1
Financial	21.5
Industrial	11.5
Technology	12.2
Utilities	2.9
Net Other Assets and Liabilities	0.2

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (g) - 28.3%

	Fannie Mae - 15.0%
$16,100,000	1.87%, 03/02/05 (a)	NR	$16,049,822
10,000,000	3.00%, 03/02/07	NR	9,937,570
1,859,715	5.00%, 05/01/18	NR	1,891,260
6,729,972	5.50%, 03/15/11 - 01/01/34	NR	7,008,277
11,594,227	6.00%, 08/01/13 - 11/01/33	NR	12,042,861
7,066,198	6.50%, 05/01/08 - 08/01/32	NR	7,429,344
3,008,792	7.00%, 08/01/10 - 06/01/32	NR	3,196,074
1,793,037	7.50%, 01/01/07 - 09/01/30	NR	1,899,165
418,551	8.00%, 04/01/09 - 08/01/32	NR	451,560
44,503	8.50%, 07/01/08 - 06/01/30	NR	45,669
180,949	9.00%, 02/01/10 - 11/01/25	NR	199,854

			60,151,456

	Freddie Mac - 9.5%
1,497,502	4.50%, 12/01/18	NR	1,496,066
22,307,289	5.00%, 05/01/18 - 05/01/34	NR	22,362,066
6,364,324	5.50%, 02/01/18 - 09/01/34	NR	6,529,305
2,852,016	6.00%, 10/15/07 - 08/01/33	NR	2,934,114
1,781,013	6.50%, 10/01/20 - 12/01/31	NR	1,875,743
2,395,550	7.00%, 05/01/32 - 12/01/32	NR	2,538,913
479,361	7.50%, 06/01/15 - 11/01/30	NR	510,657
89,174	9.50%, 08/01/19 - 02/01/21	NR	99,959

			38,346,823

	Ginnie Mae - 3.8%
3,214,617	5.50%, 06/15/33 - 07/15/33	NR	3,286,322
8,591,393	6.00%, 01/15/32 - 08/20/34	NR	8,908,149
1,291,506	6.50%, 09/15/08 - 11/15/32	NR	1,361,194
1,120,198	7.00%, 03/15/12 - 12/15/31	NR	1,192,815
401,227	7.50%, 11/15/30 - 10/15/32	NR	430,905
19,375	9.50%, 02/15/06	NR	19,457

			15,198,842

	Total U.S. Government Agency Mortgage-Backed Obligations (Cost $112,972,657)		113,697,121

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.7%

	Fannie Mae - 4.7%
6,150,000	3.88%, 03/15/05 - 11/17/08	NR	6,136,643
6,373,542	5.50%, 02/01/34 - 03/01/34	NR	6,475,189
3,657,537	6.00%, 02/01/17 - 05/01/29	NR	3,811,213
1,281,503	6.50%, 05/01/16 - 10/01/29	NR	1,356,852
912,371	7.00%, 08/01/32	NR	971,182
52,413	7.50%, 03/01/28 - 09/01/30	NR	56,259
267,442	8.00%, 10/01/29 - 05/01/30	NR	290,793

			19,098,131

	Freddie Mac - 10.1%
11,800,000	2.25%, 08/30/05	NR	11,758,122
14,320,869	5.00%, 01/01/19 - 03/01/34	NR	14,401,285
11,338,005	5.50%, 11/01/33 - 01/01/34	NR	11,526,929
1,775,000	5.75%, 03/15/09	NR	1,912,676
682,705	6.00%, 02/01/33	NR	706,219
482,557	6.50%, 12/01/31	NR	506,826

			40,812,057

	Ginnie Mae - 0.2%
$865,998	7.00%, 02/15/28 - 11/15/28	NR	$921,882

			921,882

	U.S. Treasury Bond - 4.7%
1,120,000	5.38%, 02/15/31 (b)	NR	1,211,087
3,500,000	6.25%, 08/15/23 (b)	NR	4,097,597
7,390,000	7.25%, 05/15/16 - 08/15/22 (b)	NR	9,287,273
1,000,000	7.63%, 02/15/25	NR	1,354,336
1,900,000	8.75%, 08/15/20	NR	2,746,391

			18,696,684

	U.S. Treasury Inflationary Index - 0.1%
150,543	3.38%, 04/15/32	NR	199,217

	U.S. Treasury Note - 2.9%
930,000	1.50%, 02/28/05	NR	929,346
2,605,000	2.25%, 02/15/07	NR	2,560,837
4,100,000	3.88%, 02/15/13	NR	4,045,228
360,000	5.00%, 08/15/11	NR	383,245
1,040,000	6.13%, 08/15/07	NR	1,116,131
1,830,000	8.13%, 05/15/21	NR	2,530,046

			11,564,833

	Total U.S. Government and Agency Obligations (Cost $90,889,548)		91,292,804

CORPORATE NOTES AND BONDS - 32.3%

	Aerospace & Defense - 0.0%
128,307	Systems 2001 Asset Trust (c)
	6.66%, 09/15/13	Aaa	142,170

	Auto Manufacturers - 1.2%
2,150,000	DaimlerChrysler North America
	Holding Corp.
	8.50%, 01/18/31	A3	2,686,322
2,035,000	General Motors Corp. (b)
	7.20%, 01/15/11	Baa1	2,087,181

			4,773,503

	Banks - 4.3%
2,045,000	HSBC Bank USA, Inc.
	4.63%, 04/01/14	A1	2,005,364
2,225,000	PNC Funding Corp.
	5.75%, 08/01/06	A2	2,307,425
2,250,000	U.S. Bancorp, MTN
	5.10%, 07/15/07	Aa3	2,327,134
2,250,000	US Bank National Cincinnati
	6.50%, 02/01/08	Aa3	2,426,110
2,000,000	Wachovia Corp.
	4.95%, 11/01/06	Aa3	2,055,690
2,000,000	Wells Fargo & Co.
	5.13%, 02/15/07	Aa1	2,068,938
4,100,000	Zions Bancorporation
	5.65%, 05/15/14	Baa1	4,249,765

			17,440,426

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
	Beverages - 0.5%
$2,050,000	Bottling Group LLC
	4.63%, 11/15/12	Aa3	$2,082,007

	Chemicals - 0.6%
2,250,000	Praxair, Inc.
	6.63%, 10/15/07	A3	2,418,723

	Diversified Financial Services - 8.2%
4,100,000	Capital One Bank
	5.75%, 09/15/10	Baa2	4,349,309
4,200,000	CIT Group, Inc., MTN
	5.13%, 09/30/14	A2	4,206,077
193,288	CVRD Finance Ltd., Series 2A (c) (d)
	2.72%, 10/15/07	Aaa	192,451
1,345,000	Ford Motor Credit Co.
	6.88%, 02/01/06	A3	1,385,619
1,110,000	Ford Motor Credit Co.
	7.25%, 10/25/11	A3	1,190,393
3,315,000	Ford Motor Credit Co.
	7.38%, 10/28/09	A3	3,575,784
2,050,000	General Electric Capital Corp., MTN
	4.25%, 01/15/08	Aaa	2,082,458
2,160,000	Goldman Sachs Group, Inc.
	3.88%, 01/15/09	Aa3	2,155,108
1,825,000	Goldman Sachs Group, Inc.
	5.70%, 09/01/12	Aa3	1,934,535
4,100,000	Household Finance Corp.
	8.00%, 07/15/10	A1	4,825,442
2,600,000	J. Paul Getty Trust
	5.88%, 10/01/33	Aaa	2,713,703
4,100,000	MBNA Corp., MTN
	4.63%, 08/03/09	Baa2	4,174,534

			32,785,413

	Electric - 1.3%
2,150,000	Entergy Gulf States, Inc.
	3.60%, 06/01/08	Baa3	2,115,181
800,000	Pacific Gas & Electric Co.
	3.60%, 03/01/09	Baa2	786,717
2,200,000	Pacific Gas & Electric Co.
	6.05%, 03/01/34	Baa2	2,284,955

			5,186,853

	Food - 1.6%
2,000,000	Kroger Co. (b)
	5.50%, 02/01/13	Baa2	2,096,768
2,000,000	Kroger Co.
	6.75%, 04/15/12	Baa2	2,258,126
2,000,000	Unilever Capital Corp.
	5.90%, 11/15/32	A1	2,114,990

			6,469,884

	Forest Products & Paper - 1.0%
2,050,000	International Paper Co.
	4.00%, 04/01/10	Baa2	2,009,816
$2,050,000	International Paper Co.
	5.30%, 04/01/15	Baa2	$2,074,055

			4,083,871

	Health Care - Services - 0.6%
21,000	Columbia/HCA Healthcare Corp.
	6.91%, 06/15/05	Ba1	21,308
3,000	HCA, Inc.
	6.30%, 10/01/12	Ba1	3,043
2,250,000	UnitedHealth Group, Inc.
	7.50%, 11/15/05	A3	2,322,225

			2,346,576

	Home Builders - 0.0%
38,000	Lennar Corp.
	9.95%, 05/01/10	Baa3	40,724

	Lodging - 0.6%
2,250,000	Harrah’s Operating Co., Inc.
	7.13%, 06/01/07	Baa3	2,410,258
15,000	MGM Mirage, Inc.
	7.25%, 10/15/06	Ba1	15,712
4,000	MGM Mirage, Inc.
	8.50%, 09/15/10	Ba1	4,550
11,000	Park Place Entertainment Corp.
	8.50%, 11/15/06	Ba1	11,907

			2,442,427

	Media - 3.0%
2,200,000	Comcast Corp.
	5.85%, 01/15/10	Baa3	2,358,327
2,300,000	Continental Cablevision, Inc.
	8.30%, 05/15/06	Baa3	2,443,311
4,050,000	Cox Communications, Inc.
	4.63%, 06/01/13	Baa3	3,874,295
770,000	Viacom, Inc.
	5.50%, 05/15/33	A3	756,914
2,000,000	Viacom, Inc.
	7.88%, 07/30/30	A3	2,568,728

			12,001,575

	Metal Fabricate& Hardware - 0.5%
2,025.000	Precision Castparts Corp. (c)
	5.60%, 12/15/13	Baa3	2,064,856

	Oil & Gas - 3.8%
4,200,000	Atmos Energy Corp.
	4.00%, 10/15/09	Baa3	4,151,771
2,050,000	Conoco Funding Co.
	7.25%, 10/15/31	A3	2,499,676
4,100,000	Devon Financing Corp.
	6.88%, 09/30/11	Baa2	4,643,484
4,100,000	Valero Energy Corp.
	4.75%, 06/15/13	Baa3	4,050,177

			15,345,108

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
	Packaging & Containers - 1.1%
$4,100,000	Sealed Air Corp. (c)
	5.63%, 07/15/13	Baa3	$4,241,524

	Pharmaceuticals - 0.7%
2,275,000	Zeneca Wilmington
	7.00%, 11/15/23	Aa2	2,720,217

	Retail - 0.6%
2,000,000	Wal-Mart Stores, Inc.
	7.55%, 02/15/30	Aa2	2,603,794

	Telecommunications - 1.1%
2,050,000	Sprint Capital Corp.
	6.13%, 11/15/08	Baa3	2,198,469
2,025,000	Sprint Capital Corp.
	6.88%, 11/15/28	Baa3	2,216,944

			4,415,413

	Transportation - 1.6%
4,100,000	CSX Corp.
	6.30%, 03/15/12	Baa2	4,504,157
300,000	Union Pacific Corp.
	5.38%, 06/01/33	Baa2	282,730
1,430,000	Union Pacific Corp.
	6.63%, 02/01/08	Baa2	1,553,615

			6,340,502

	Total Corporate Notes and Bonds (Cost $127,430,517)		129,945,566

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (g) - 7.3%

8,439,916	Bank of America Mortgage
	Securities, Inc., Series 2003-8,
	Class1A12 (e)
	5.50%, 11/25/33	AAA	8,472,199
2,700,000	Bear Stearns Commercial
	Mortgage Securities, Inc.,
	Series 2002-PBW1, Class A2
	4.72%, 11/11/35	Aaa	2,722,057
2,700,000	Bear Stearns Mortgage Securities, Inc.,
	Series 1999-WF2, Class A2, CMO
	7.08%, 06/15/09	Aaa	3,014,643
1,285,000	Citibank Credit Card Issuance
	Trust, Series 2000-Cl, CMO
	6.88%, 11/16/09	Aaa	1,398,484
640,752	Conseco Finance Corp.,
	Series 2000-6, Class A4
	6.77%, 09/01/32	A3	654,365
173,443	DaimlerChrysler Auto Trust,
	Series 2002-B, Class A3
	2.93%, 06/06/06	Aaa	173,385
2,700,000	General Electric Capital
	Commercial Mortgage Corp.,
	Series 2002-1A, Class A3
	6.27%, 12/10/35	Aaa	2,976,925
$99,942	Green Tree Financial Corp.,
	Series 1999-3, Class A, CMO (e)
	6.16%, 02/01/31	BBB	$102,550
584,738	Green Tree Home Improvement
	Loan Trust, Series 1996-D,
	Class H, CMO (e)
	8.30%, 09/15/27	AAA	585,824
2,040,000	GS Mortgage Securities Corp. II,
	Series 1997-GL, Class A2D
	6.94%, 07/13/30	Aaa	2,181,072
50,808	Housing Securities, Inc.,
	Series 1994-2, Class A-1
	6.50%, 07/25/09	Aaa	50,720
700,000	MBNA Master Credit Card Trust,
	Series 1995-C, Class A
	6.45%, 02/15/08	Aaa	711,494
1,135,000	Morgan Stanley Dean Witter
	Capital I, Series 2002-TOP7,
	Class B, CMO
	6.08%, 01/15/39	Aa2	1,229,570
2,700,000	Morgan Stanley Dean Witter
	Capital I, Series 2003-T0P9,
	Class A2, CMO (e)
	4.74%, 11/13/36	AAA	2,721,847
2,100,000	Morgan Stanley Dean Witter
	Captial I, Series 2003-T11,
	Class A3, CMO
	4.85%, 06/13/41	Aaa	2,143,741
309,687	Toyota Auto Receivables Owner
	Trust, Series 2002-B, Class A3
	3.76%, 06/15/06	Aaa	309,941

	Total Asset-Backed and Mortgage-Backed Securities (Cost $29,001,177)		29,448,817

FOREIGN GOVERNMENT OBLIGATIONS (h) - 1.2%
2,250,000	Province of British Columbia
	5.38%, 10/29/08	Aa2	2,379,836
2,250,000	Province of Quebec
	7.00%, 01/30/07	A1	2,408,468

	Total Foreign Government Obligations (Cost $4,665,004)		4,788,304

FOREIGN BONDS (h) - 4.8%
2,185,000	Alberta Energy Co., Ltd
	7.38%, 11/01/31	Baa1	2,631,664
2,050,000	British Sky Broadcasting Group, Plc
	6.88%, 02/23/09	Baa3	2,248,871
2,050,000	British Telecom, Plc (f)
	8.13%, 12/15/10	Baa1	2,461,761
2,000,000	KFW International Finance, Inc.
	4.25%, 04/18/05	Aaa	2,009,384

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
FOREIGN BONDS (h) (continued)

$2,250,000	Telus Corp.
	7.50%, 06/01/07	Baa3	$2,444,625
2,150,000	Tyco International Group S.A
	6.38%, 10/15/11	Baa3	2,373,720
2,235,000	Tyco International Group S.A
	6.75%, 02/15/11	Baa3	2,504,961
2,200,000	Tyco International Group S.A
	6.88%, 01/15/29	Ba2	2,520,124

	Total Foreign Bonds (Cost $18,362,928)		19,195,110

Shares
INVESTMENT COMPANIES - 2.7%

10,517,817	Barclays Prime Money Market Fund	NR	10,517,817
284,606	Marshall Money Market Fund	NR	284,606

	Total Investment Companies (Cost $10,802,423)		10,802,423

WARRANTS - 0.0%
	Computers - 0.0%
500,000	International Business Machines
	Corp., 07/10/06*	NR	34,730

	Telecommunications - 0.0%
500,000	BellSouth Telecom, Inc., 07/12/06*	NR	20,000

	Total Warrants (Cost $16,562)		54,730

Total Investments - 99.3% (Cost $ 394,140,816)			399,224,875

Net Other Assets and Liabilities - 0.7%			2,993,939

Total Net Assets - 100.0%			$402,218,814

*	Non-income producing security.
(a)	Effective yield at time of purchase.
(b)	All or a portion of this security is out on loan at December 31, 2004; the value of the securities loaned amounted to $13,960,170. The value of collateral amounted to $14,322,620 which consisted of cash equivalents.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2004, these securities amounted to $6,641,001 or 1.7% of net assets.
(d)	Variable rate security. The rate shown reflects rate in effect at period end.
(e)	Standard & Poor’s (S&P) credit ratings are used in the absence of a rating by Moody’s Investors, Inc.
(f)	Debt obligation initially issued in coupon form which converts to a higher coupon form at a specified date and rate. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(g)	Pass Through Certificates.
(h)	U.S. currency denominated.
CMO	Collateralized Mortgage Obligation (Pay Through Certificate)
MTN	Medium Term Note
NR	Not Rated

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $395,736,608. Net unrealized appreciation (depreciation) aggregated $3,488,267, of which $5,340,111 related to appreciated investment securities and $(1,851,844) related to depreciated investment securities.

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $351,650 and $1,472,714 of undistributed ordinary income and capital loss carryforwards, respectively.

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income and long-term capital gain was $24,167,652 and $6,247,354, respectively.

At December 31, 2004, the Portfolio had capital loss carryforwards which expire as follows: $1,472,714 in 2012.

OTHER INFORMATION

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $138,581,368 and $207,726,223 of non-governmental issuers, respectively, and $365,783,369 and $425,887,114 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

Moody’s Ratings*

Aaa	5.7%
Aa	6.0%
A	9.5%
Baa	21.1%
Ba	0.6%
NR (Not Rated)	54.1%

97.0%

S&P Ratings*

AAA	3.0%

Major Class Concentration of Investments

as a Percentage of Net Assets*:

Corporate Notes And Bonds	32.3%
U.S. Government Agency Mortgage-Backed Obligation	28.3
U.S. Government And Agency Obligations	22.7
Asset-Backed And Mortgage-Backed Securities	7.3
Foreign Bonds	4.8
Investment Companies	2.7
Foreign Government Obligations	1.2
Net Other Assets and Liabilities	0.7

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (b) - 14.0%

	Fannie Mae - 10.2%
$13,000,000	4.00%, 04/25/22 - 07/25/22	NR	$12,971,415
893	7.00%, 05/01/17	NR	894
56,756	7.50%, 03/01/07	NR	58,940
43,125	8.00%, 04/01/09 - 09/01/21	NR	46,830

			13,078,079

	Freddie Mac - 3.7%
4,580,000	5.00%, 06/15/26	NR	4,701,986
54,654	6.50%, 06/01/23	NR	58,176
19,269	7.50%, 02/01/07	NR	19,832
6,778	8.00%, 06/01/19	NR	7,299
24,348	10.00%, 03/01/21	NR	26,936

			4,814,229

	Ginnie Mae - 0.1%
11,079	6.50%, 06/15/09	NR	11,715
41,411	7.00%, 06/15/12	NR	44,116
5,773	9.50%, 02/15/06	NR	5,797

			61,628

	Total U.S. Government Agency Mortgage-Backed Obligations (Cost $18,246,554)		17,953,936

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 73.0%

	Fannie Mae - 13.3%
7,020,000	4.00%, 12/15/08	NR	7,012,559
9,525,000	5.38%, 11/15/11	NR	10,145,258

			17,157,817

	Federal Farm Credit Bank - 3.0%
3,880,000	2.63%, 12/15/05	Aaa	3,867,266

	Federal Home Loan Bank - 11.1%
700,000	1.57%, 01/07/05 (a)	NR	699,767
500,000	2.88%, 08/15/06	Aaa	497,694
4,000,000	3.00%, 04/15/09	NR	3,883,064
7,400,000	4.00%, 03/18/11	NR	7,269,656
2,000,000	4.13%, 01/14/05	NR	2,000,886

			14,351,067

	Freddie Mac - 22.9%
11,875,000	2.75%, 08/15/06	NR	11,797,088
5,000,000	3.00%, 12/15/06	NR	4,956,135
2,680,000	5.00%, 07/15/14	NR	2,768,260
5,215,000	5.75%, 01/15/12	NR	5,681,315
3,730,000	6.88%, 09/15/10	NR	4,258,164

			29,460,962

	U.S. Treasury Bond - 1.9%
200,000	7.13%, 02/15/23	NR	255,211
1,485,000	8.88%, 02/15/19	NR	2,136,370

			2,391,581

	U.S. Treasury Note - 20.8%
$8,220,000	1.50%, 02/28/05	NR	$8,214,221
8,110,000	4.00%, 02/15/14	NR	7,998,171
1,380,000	6.00%, 08/15/09	NR	1,521,990
6,500,000	6.50%, 05/15/05	NR	6,594,959
1,985,000	7.50%, 11/15/16	NR	2,536,691

			26,866,032

	Total U.S. Government and Agency Obligations (Cost $ 93,675,445)		94,094,725

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (b) - 11.8%
5,080,801	Bank of America Commercial
	Mortgage, Inc., Series 2001-PB1,
	Class A1
	4.91%, 05/11/35	Aaa	5,199,964
10,000,000	GE Capital Commercial Mortgage
	Corp., Series 2003-C2, Class A2
	4.17%, 07/10/37	Aaa	10,037,469

	Total Asset-Backed and Mortgage-Backed Securities (Cost $ 15,248,719)		15,237,433

Shares
INVESTMENT COMPANIES - 0.5%

4,141	Dreyfus Cash Management Plus
	Money Market Fund	NR	4,141
610,679	Marshall Money Market Fund	NR	610,679

	Total Investment Companies (Cost $ 614,820)		614,820

Total Investments - 99.3% (Cost $ 127,785,538)			127,900,914

Net Other Assets and Liabilities - 0.7%			959,421

Total Net Assets - 100.0%			$128,860,335

(a)	Effective yield at time of purchase.
(b)	Pass Through Certificates.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $128,389,355. Net unrealized appreciation (depreciation) aggregated $(488,441), of which $181,144 related to appreciated investment securities and $(669,585) related to depreciated investment securities.

As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $39,380 and $1,242,253 of undistributed ordinary income and capital loss carryforwards, respectively.

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income and long-term gain was $5,646,147 and $273,481, respectively.

See Notes to Financial Statements.

GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

At December 31, 2004, the Portfolio had capital loss carryforwards which expire as follows: $1,242,253 in 2012.

OTHER INFORMATION

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $15,696,671 and $13,667,712 of non-governmental issuers, respectively, and $101,747,032 and $170,921,225 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

Moody’s Ratings*
Aaa	53.4%
NR (Not Rated)	46.6%

100.0%

Major Class Concentration of Investments

as a Percentage of Net Assets*:

U.S. Government And Agency Obligations	73.0%
U.S. Government Agency Mortgage-Backed Obligation	14.0
Asset-Backed And Mortgage-Backed Securities	11.8
Investment Companies	0.5
Net Other Assets and Liabilities	0.7

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Par Value		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.4%

	Fannie Mae - 8.7%
$12,000,000	1.27%, 04/25/05	$11,981,906
5,000,000	1.36%, 05/03/05	4,998,126
6,000,000	2.32%, 09/12/05	6,000,000

		22,980,032

	Federal Home Loan Bank - 8.7%
7,000,000	1.35%, 03/23/05	7,000,000
10,000,000	1.50%, 01/07/05	10,000,000
6,000,000	1.55%, 03/29/05	6,000,000

		23,000,000

	Total U.S. Government Agency Obligations (Cost $45,980,032)	45,980,032

CORPORATE NOTES - 27.5%

	Banks - 3.8%
10,000,000	Marshall & Isley Bank (a)
	2.51%, 12/20/05	10,000,000

	Computers - 3.8%
10,000,000	International Business Machines Corp. (a)
	2.32%, 12/08/05	10,000,000

	Diversified Financial Services - 19.9%
4,000,000	American Honda Finance Corp., MTN (a) (b)
	2.16%, 05/06/05	4,000,000
7,864,000	Caterpillar Finance Services Corp., MTN (a)
	2.18%, 07/09/05	7,864,000
12,000,000	Merrill Lynch & Co., Inc., Series C, MTN (a)
	2.24%, 02/17/05	12,000,000
10,000,000	Money Marktet Trust LLC (a)
	2.36%, 06/03/05	10,000,000
10,000,000	Morgan Stanley (a)
	2.52%, 08/15/05	10,000,000
9,000,000	National Rural Utilities Cooperative
	Finance Colonial Trust (a)
	2.61%, 02/07/05	9,003,905

		52,867,905

	Total Corporate Notes (Cost $72,867,905)	72,867,905

COMMERCIAL PAPER (c) - 43.3%

	Banks - Foreign Banks & Branches - 3.0%
8,000,000	Lloyds TSB Bank PLC
	2.29%, 01/10/05	7,995,420

	Diversified Financial Services - 33.1%
10,000,000	Asset One Securitization (b)
	2.33%, 01/12/05	9,992,880
10,000,000	CIT Group, Inc.
	2.25%, 02/02/05	9,980,000
$2,435,000	General Electric Capital Corp.
	2.00%, 02/28/05	$2,427,154
8,000,000	High Peak Funding LLC (b)
	2.13%, 01/05/05	7,998,107
5,000,000	High Peak Funding LLC (b)
	2.37%, 01/13/05	4,996,050
5,984,000	International Lease Finance
	2.32%, 01/28/05	5,973,588
5,604,000	Newbury Funding (b)
	2.15%, 01/05/05	5,602,661
11,000,000	Preferred Receivables Funding Corp. (b)
	2.28%, 01/06/05	10,996,517
10,650,000	Rabobank USA Finance Corp.
	2.17%, 01/03/05	10,648,716
12,000,000	Swiss Re Financial Products (b)
	2.11%, 03/21/05	11,944,437
7,131,000	Transamerica Asset Funding (b)
	2.36%, 01/13/05	7,125,402

		87,685,512

	Oil & Gas - 3.8%
10,000,000	Motiva Enterprises LLC
	2.25%, 01/04/05	9,998,125

	Software - 3.4%
9,000,000	First Data Corp.
	2.25%, 01/05/05	8,997,750

	Total Commercial Paper (Cost $114,676,807)	114,676,807

CERTIFICATES OF DEPOSIT - 7.6%

10,000,000	Citibank New York NA
	2.06%, 01/25/05	10,000,000
10,000,000	Suntrust Bank of Atlanta
	2.06%, 02/17/05	10,000,000

	Total Certificates of Deposit (Cost $20,000,000)	20,000,000

Shares
INVESTMENT COMPANIES - 4.3%
11,071,262	Barclays Prime Money Market Fund	11,071,262
45,502	Dreyfus Cash Management Plus Money Market Fund	45,502
210,196	One Group Institutional Prime Money Market Fund	210,196

	Total Investment Companies (Cost $11,326,960)	11,326,960

Total Investments - 100.1% (Cost $264,851,704)		264,851,704

Net Other Assets and Liabilities - (0.1)%		(173,137)

Total Net Assets - 100.0%		$264,678,567

(a)	Variable rate security. The rate shown reflects rate in effect at period end.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2004, these securities amounted to $62,656,054 or 23.7% of net assets. These securities have been deemed to be liquid in accordance with procedures established by the Board of Trustees.
(c)	Effective yield at time of purchase.
MTN	Medium Term Note

FEDERAL INCOME TAX INFORMATION

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $264,851,704.

As of December 31, 2004, the components of distributable earnings on a tax basis consisted of $20,750 of undistributed ordinary income.

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income was $2,804,306.

Major Class Concentration of Investments

as a Percentage of Net Assets*:

Commercial Paper	43.3%
Corporate Notes	27.5
U.S. Government Agency Obligations	17.4
Certificates Of Deposit	7.6
Investment Companies	4.3
Net Other Assets and Liabilities	(0.1)

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES • December 31, 2004

	Select Capital Appreciation Fund	Select Value Opportunity Fund
ASSETS:
Investments:
Investments at cost	$216,528,210	$274,482,779
Net unrealized appreciation	83,238,387	61,386,744

Total investments at value†	299,766,597	335,869,523
Cash	8,900	11,094,014
Foreign currency*	—	—
Short-term investments held as collateral for securities loaned	66,937,979	66,921,012
Receivable for investments sold	547,777	2,059,914
Receivable for shares sold	—	16,409
Interest and dividend receivables	34,003	285,070
Receivable for variation margin	—	—
Unrealized appreciation on forward currency contracts	—	—
Dividend tax reclaim receivable	1,113	4,407

Total Assets	367,296,369	416,250,349

LIABILITIES:
Payable for investments purchased	81,083	2,989,082
Collateral for securities loaned	66,937,979	66,921,012
Management fee payable	230,766	254,356
Distribution fee payable	37,712	43,318
Trustees’ fees and expenses payable	4,520	5,861
Unrealized depreciation on forward currency contracts	—	—
Payable to custodian	291,165	—
Payable for shares repurchased	294,314	221,557
Payable for variation margin	—	—
Accrued expenses and other payables	63,759	64,852

Total Liabilities	67,941,298	70,500,038

NET ASSETS	$299,355,071	$345,750,311

NET ASSETS consist of:
Paid-in capital	$184,439,553	$216,524,674
Undistributed (distribution in excess of) net investment income (loss) .	(1,462)	2,917
Accumulated (distribution in excess of) net realized gain (loss) on investments sold, foreign currency transactions and futures contracts	31,679,976	67,835,976
Net unrealized appreciation of investments, assets and liabilities in foreign currency and futures contracts	83,237,004	61,386,744

TOTAL NET ASSETS	$299,355,071	$345,750,311

Shares of beneficial interest outstanding (unlimited authorization, no par value) .	130,940,865	152,292,515
NET ASSET VALUE,
Offering and redemption price per share (Net Assets/Shares Outstanding)	$2.286	$2.270

†Total value of securities on loan	$64,440,382	$64,316,501

*	Cost $69,575 for Select International Equity Fund.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund
$276,619,883	$451,505,867	$285,658,115	$519,039,068	$394,140,816	$127,785,538	$264,851,704
54,319,464	73,551,416	47,633,902	75,049,144	5,084,059	115,376	—

330,939,347	525,057,283	333,292,017	594,088,212	399,224,875	127,900,914	264,851,704
1,880,771	2,092,056	2,478,872	15,489	19,658	13,262	37,605
71,016	—	—	—	—	—	—
7,757,506	45,984,432	29,243,956	37,868,467	14,322,620	—	—
765,280	1,816,447	1,886,700	1,459,111	2,253	2,043	—
194,745	—	—	—	1,637	163	—
428,967	364,726	394,891	830,832	3,789,705	1,099,995	471,786
13,601	—	—	—	—	—	—
93,382	—	—	—	—	—	—
46,067	—	—	—	—	—	—

342,190,682	575,314,944	367,296,436	634,262,111	417,360,748	129,016,377	265,361,095

—	—	361,634	481,304	—	—	—
7,757,506	45,984,432	29,243,956	37,868,467	14,322,620	—	—
259,619	352,561	167,061	138,814	146,535	55,615	72,932
41,870	66,920	42,581	75,281	52,424	16,607	34,179
5,811	9,476	6,017	10,072	7,867	2,967	5,417
171,087	—	—	—	—	—	—
—	—	—	—	—	—	—
342,662	228,622	260,584	509,534	517,961	45,244	524,215
—	—	—	3,183	—	—	—
118,614	114,749	87,409	138,842	94,527	35,609	45,785

8,697,169	46,756,760	30,169,242	39,225,497	15,141,934	156,042	682,528

$333,493,513	$528,558,184	$337,127,194	$595,036,614	$402,218,814	$128,860,335	$264,678,567

$388,793,543	$779,906,647	$525,497,216	$679,133,684	$399,851,611	$130,551,649	$264,657,817
4,188,258	1,148,373	45,241	42,335	(1,229,225)	(564,437)	20,750
(113,730,881)	(326,048,252)	(236,049,165)	(159,195,168)	(1,487,631)	(1,242,253)	—
54,242,593	73,551,416	47,633,902	75,055,763	5,084,059	115,376	—

$333,493,513	$528,558,184	$337,127,194	$595,036,614	$402,218,814	$128,860,335	$264,678,567

266,672,111	342,202,728	196,748,298	223,374,166	369,715,281	118,949,626	264,599,730

$1.251	$1.545	$1.713	$2.664	$1.088	$1.083	$1.000

$7,307,984	$44,481,500	$28,312,754	$36,324,662	$13,960,170	$—	$—

ALLMERICA INVESTMENT TRUST

STATEMENTS OF OPERATIONS • For the Year Ended December 31, 2004

	Select Capital Appreciation Fund	Select Value Opportunity Fund
INVESTMENT INCOME
Interest	$85,707	$74,001
Dividends	1,113,937	3,592,744
Special dividends	—	—
Securities lending income	79,911	77,381
Less net foreign taxes withheld	(9,912)	(70,440)

Total investment income	1,269,643	3,673,686

EXPENSES
Management fees	2,670,846	3,045,379
Distribution fees	434,614	519,100
Custodian and Fund accounting fees	113,565	117,204
Legal fees	22,895	27,450
Audit fees	28,992	35,031
Trustees’ fees and expenses	21,741	26,311
Reports to shareholders	28,219	26,936
Miscellaneous	5,568	6,603

Total expenses before waivers and reductions	3,326,440	3,804,014
Less reductions	(32,064)	(206,931)
Less expense waivers	—	—

Total expenses net of expense waivers and reductions	3,294,376	3,597,083

NET INVESTMENT INCOME (LOSS)	(2,024,733)	76,603

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	39,824,970	70,243,452
Net realized gain (loss) on futures contracts	—	—
Net realized gain (loss) on foreign currency transactions	(1,217)	4,856
Net change in unrealized appreciation (depreciation) of investments	11,699,276	(9,880,090)
Net change in unrealized depreciation of assets and liabilities in foreign currency	(1,426)	—
Net change in unrealized depreciation of futures contracts	—	—

NET GAIN (LOSS) ON INVESTMENTS	51,521,603	60,368,218

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,496,870	$60,444,821

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund
$36,635	$95,495	$19,164	$186,647	$20,586,382	$5,777,805	$4,461,392
9,618,541	4,706,726	5,528,070	10,462,537	—	—	—
—	1,953,702	852,000	1,741,800	—	—	—
196,975	62,036	34,279	35,286	50,403	15,380	—
(1,169,039)	(93,146)	—	—	—	—	—

8,683,112	6,724,813	6,433,513	12,426,270	20,636,785	5,793,185	4,461,392

3,138,915	4,556,660	2,082,581	1,677,737	1,944,823	774,665	1,003,441
513,764	835,492	533,265	918,646	700,929	232,731	475,693
401,547	219,828	134,274	339,823	168,993	63,922	74,501
15,883	44,380	27,960	48,651	36,735	11,867	18,245
34,498	54,182	35,856	58,968	45,903	17,286	31,745
26,478	44,331	27,544	48,469	35,423	11,548	15,736
40,228	60,891	49,113	35,845	35,718	12,358	25,764
7,115	12,807	7,555	25,138	13,967	5,084	11,961

4,178,428	5,828,571	2,898,148	3,153,277	2,982,491	1,129,461	1,657,086
(46,468)	(126,085)	(89,306)	(79,462)	—	—	—
—	(127,008)	—	—	—	—	—

4,131,960	5,575,478	2,808,842	3,073,815	2,982,491	1,129,461	1,657,086

4,551,152	1,149,335	3,624,671	9,352,455	17,654,294	4,663,724	2,804,306

18,183,348	55,846,509	14,247,089	(5,950,926)	2,735,617	884,027	4,093
(25,318)	—	—	459,411	—	—	—
(554,769)	(773)	—	—	—	—	—
22,470,972	(19,966,323)	15,552,965	54,432,283	(2,872,175)	(2,220,513)	—
(95,668)	—	—	—	—	—	—
(10,187)	—	—	(48,018)	—	—	—

39,968,378	35,879,413	29,800,054	48,892,750	(136,558)	(1,336,486)	4,093

$44,519,530	$37,028,748	$33,424,725	$58,245,205	$17,517,736	$3,327,238	$2,808,399

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Select Capital Appreciation Fund
	Years Ended December 31,
	2004	2003
NET ASSETS at beginning of year	$296,203,932	$287,593,224

Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	(2,024,733)	(2,027,882)
Net realized gain (loss) on investments sold and foreign currency transactions	39,823,753	32,284,375
Net change in unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency, written option contracts and futures contracts	11,697,850	65,606,186

Net increase in net assets resulting from operations	49,496,870	95,862,679

Distributions to shareholders from:
Net investment income	—	—
Net realized gain on investments	(25,213,313)	—

Total distributions	(25,213,313)	—

Capital share transactions:
Net proceeds from sales of shares	18,475,189	8,543,704
Value of shares issued in exchange for the net assets of the Select Aggressive Growth Fund (Note 9)	—	—
Value of shares issued in exchange for the net assets of the Select Strategic Growth Fund (Note 9)	—	—
Value of shares issued in exchange for the net assets of the Select Emerging Markets Fund (Note 9)	—	—
Issued to shareholders in reinvestment of distributions	25,213,313	—
Cost of shares repurchased	(64,820,920)	(95,795,675)

Net increase (decrease) from capital share transactions	(21,132,418)	(87,251,971)

Total increase (decrease) in net assets	3,151,139	8,610,708

NET ASSETS at end of year	$299,355,071	$296,203,932

Undistributed (distribution in excess of) net investment income (loss)	$(1,462)	$(6,647)

OTHER INFORMATION:
Share transactions:
Sold	8,386,260	4,455,481
Issued in exchange for the shares of the Select Aggressive Growth Fund (Note 9)	—	—
Issued in exchange for the shares of the Select Strategic Growth Fund (Note 9)	—	—
Issued in exchange for the shares of the Select Emerging Markets Fund (Note 9)	—	—
Issued to shareholders in reinvestment of distributions	13,118,269	—
Repurchased	(29,966,652)	(54,083,864)

Net increase (decrease) in shares outstanding	(8,462,123)	(49,628,383)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select Value Opportunity Fund		Select International Equity Fund		Select Growth Fund		Core Equity Fund
Years Ended December 31,		Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
2004	2003	2004	2003	2004	2003	2004	2003
$380,800,995	$351,830,989	$380,653,182	$335,889,657	$625,728,520	$375,958,982	$400,016,657	$401,888,470

76,603	247,632	4,551,152	4,929,054	1,149,335	(427,543)	3,624,671	3,319,564
70,248,308	23,799,027	17,603,261	(32,553,647)	55,845,736	(36,568,348)	14,247,089	(25,175,235)
(9,880,090)	83,321,848	22,365,117	113,163,931	(19,966,323)	171,038,236	15,552,965	113,866,094

60,444,821	107,368,507	44,519,530	85,539,338	37,028,748	134,042,345	33,424,725	92,010,423

(195,555)	(398,223)	(4,285,464)	(2,710,560)	—	(247,303)	(3,653,589)	(3,286,534)
(22,153,292)	(966,976)	—	—	—	—	—	—

(22,348,847)	(1,365,199)	(4,285,464)	(2,710,560)	—	(247,303)	(3,653,589)	(3,286,534)

4,975,103	14,815,521	22,515,775	20,021,820	80,506	1,501,786	145,927	1,552,913
—	—	—	—	—	259,023,031	—	—
—	—	—	—	—	17,766,775	—	—
—	—	—	45,260,073	—	—	—	—
22,348,847	1,365,199	4,285,464	2,710,560	—	247,303	3,653,589	3,286,534
(100,470,608)	(93,214,022)	(114,194,974)	(106,057,706)	(134,279,590)	(162,564,399)	(96,460,115)	(95,435,149)

(73,146,658)	(77,033,302)	(87,393,735)	(38,065,253)	(134,199,084)	115,974,496	(92,660,599)	(90,595,702)

(35,050,684)	28,970,006	(47,159,669)	44,763,525	(97,170,336)	249,769,538	(62,889,463)	(1,871,813)

$345,750,311	$380,800,995	$333,493,513	$380,653,182	$528,558,184	$625,728,520	$337,127,194	$400,016,657

$2,917	$195,527	$4,188,258	$4,246,991	$1,148,373	$—	$45,241	$74,218

2,354,194	9,694,636	19,986,173	21,677,491	55,897	1,068,140	92,981	1,174,083
—	—	—	—	—	220,257,679	—	—
—	—	—	—	—	15,107,801	—	—
—	—	—	52,384,344	—	—	—	—
11,881,364	789,132	3,993,908	2,850,221	—	188,063	2,230,774	2,410,772
(47,740,940)	(61,302,191)	(100,846,151)	(117,523,711)	(92,875,643)	(131,719,570)	(60,667,374)	(72,880,614)

(33,505,382)	(50,818,423)	(76,866,070)	(40,611,655)	(92,819,746)	104,902,113	(58,343,619)	(69,295,759)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund
	Years Ended December 31,
	2004	2003
NET ASSETS at beginning of year	$666,454,873	$342,682,878

Increase (decrease) in net assets resulting from operations:
Net investment income	9,352,455	7,422,179
Net realized gain (loss) on investments sold, foreign currency transactions, written option transactions and futures contracts.	(5,491,515)	(25,093,758)
Net change in unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency, written option contracts and futures contracts	54,384,265	166,019,862

Net increase in net assets resulting from operations	58,245,205	148,348,283

Distributions to shareholders from:
Net investment income	(9,477,338)	(7,143,778)
Net realized gain on investments	—	—

Total distributions	(9,477,338)	(7,143,778)

Capital share transactions:
Net proceeds from sales of shares	9,645,957	9,845,737
Value of shares issued in exchange for the net assets of the Select Strategic Growth Fund (Note 9)	—	—
Value of shares issued in exchange for the net assets of the Select Growth and Income Fund (Note 9)	—	292,154,078
Issued to shareholders in reinvestment of distributions	9,477,338	7,143,778
Cost of shares repurchased	(139,309,421)	(126,576,103)

Net increase (decrease) from capital share transactions	(120,186,126)	182,567,490

Total increase (decrease) in net assets	(71,418,259)	323,771,995

NET ASSETS at end of year	$595,036,614	$666,454,873

Undistributed (distribution in excess of) net investment income (loss)	$42,335	$243,494

OTHER INFORMATION:
Share transactions:
Sold	3,877,093	4,812,165
Issued in exchange for the shares of the Select Strategic Income Fund (Note 9)	—	—
Issued in exchange for the shares of the Select Growth and Income Fund (Note 9)	—	147,106,786
Issued to shareholders in reinvestment of distributions	3,711,188	3,254,461
Repurchased	(55,860,548)	(59,805,637)

Net decrease in shares outstanding	(48,272,267)	95,367,775

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select Investment Grade Income Fund		Government Bond Fund		Money Market Fund
Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
2004		2004		2004
$530,198,773	$620,074,063	$200,158,460	$291,995,366	$377,154,527	$704,804,637

17,654,294	20,676,973	4,663,724	7,242,159	2,804,306	4,286,757
2,735,617	20,573,027	884,027	3,288,747	4,093	76,830
(2,872,175)	(19,138,132)	(2,220,513)	(6,228,693)	—	—

17,517,736	22,111,868	3,327,238	4,302,213	2,808,399	4,363,587

(24,167,490)	(26,622,750)	(5,646,130)	(9,748,622)	(2,804,306)	(4,286,757)
(6,247,516)	—	(273,498)	—	—	(37,465)

(30,415,006)	(26,622,750)	(5,919,628)	(9,748,622)	(2,804,306)	(4,324,222)

12,499,850	9,154,551	1,021,637	23,186,088	105,887,642	181,842,312
—	142,624,667	—	—	—	—
—	—	—	—	—	—
30,415,006	26,622,750	5,919,628	9,748,622	2,804,306	4,324,222
(157,997,545)	(263,766,376)	(75,647,000)	(119,325,207)	(221,172,001)	(513,856,009)

(115,082,689)	(85,364,408)	(68,705,735)	(86,390,497)	(112,480,053)	(327,689,475)

(127,979,959)	(89,875,290)	(71,298,125)	(91,836,906)	(112,475,960)	(327,650,110)

$402,218,814	$530,198,773	$128,860,335	$200,158,460	$264,678,567	$377,154,527

$(1,229,225)	$2,453,484	$(564,437)	$(1,380,071)	$20,750	$—

11,297,435	10,096,929	921,521	20,555,005	105,887,642	181,842,312
—	125,882,319	—	—	—	—
—	—	—	—	—	—
27,670,352	23,532,345	5,415,831	8,674,020	2,804,306	4,324,222
(142,900,172)	(232,888,459)	(68,746,934)	(106,259,141)	(221,172,001)	(513,856,009)

(103,932,385)	(73,376,866)	(62,409,582)	(77,030,116)	(112,480,053)	(327,689,475)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS • For a Share Outstanding Throughout Each Period

	Income from Investment Operations				Less Distributions
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Increase (Decrease) in Net Asset Value
Select Capital
Appreciation Fund
2004	$2.125	$(0.015)	$0.373	$0.358	$—	$(0.197)	$(0.197)	$0.161
2003	1.521	(0.015)	0.619	0.604	—	—	—	0.604
2002	1.940	(0.014)	(0.405)	(0.419)	—	—	—	(0.419)
2001	2.122	(0.010)	(0.019)	(0.029)	—	(0.153)	(0.153)	(0.182)
2000	2.053	(0.008)	0.147	0.139	—	(0.070)	(0.070)	0.069
Select Value
Opportunity Fund
2004	$2.050	$0.001	$0.365	$0.366	$(0.001)	$(0.145)	$(0.146)	$0.220
2003	1.487	0.002	0.568	0.570	(0.002)	(0.005)	(0.007)	0.563
2002	1.975	0.002	(0.315)	(0.313)	(0.011)	(0.164)	(0.175)	(0.488)
2001	1.958	0.012	0.225	0.237	(0.012)	(0.208)	(0.220)	0.017
2000	1.521	0.012	0.446	0.458	(0.006)	(0.015)	(0.021)	0.437
Select International
Equity Fund(1)
2004	$1.108	$0.019	$0.139	$0.158	$(0.015)	$—	$(0.015)	$0.143
2003	0.874	0.015	0.226	0.241	(0.007)	—	(0.007)	0.234
2002	1.113	0.013	(0.226)	(0.213)	(0.017)	(0.009)	(0.026)	(0.239)
2001	1.781	0.018	(0.385)	(0.367)	(0.024)	(0.277)	(0.301)	(0.668)
2000	2.031	0.013	(0.191)	(0.178)	(0.009)	(0.063)	(0.072)	(0.250)
Select Growth Fund(1)
2004	$1.438	$0.003 (3)	$0.104	$0.107	$—	$—	$—	$0.107
2003	1.139	(0.001)	0.301	0.300	(0.001)	—	(0.001)	0.299
2002	1.576	0.001	(0.436)	(0.435)	(0.002)	—	(0.002)	(0.437)
2001	2.214	0.002	(0.545)	(0.543)	—	(0.095)	(0.095)	(0.638)
2000	3.049	(0.001)	(0.489)	(0.490)	—	(0.345)	(0.345)	(0.835)
Core Equity Fund(1)
2004	$1.568	$0.017 (3)	$0.145	$0.162	$(0.017)	$—	$(0.017)	$0.145
2003	1.239	0.012	0.329	0.341	(0.012)	—	(0.012)	0.329
2002	1.633	0.011 (4)	(0.393)	(0.382)	(0.012)	—	(0.012)	(0.394)
2001	2.689	0.016	(0.439)	(0.423)	(0.015)	(0.618)	(0.633)	(1.056)
2000	3.310	0.016	(0.295)	(0.279)	(0.017)	(0.325)	(0.342)	(0.621)

(a)	Including reimbursements, waivers, and reductions.
(b)	Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.
(c)	Excluding reimbursements, waivers, and reductions.
(1)	The Select International Equity Fund changed sub-advisers and added a second sub-adviser on October 1, 2004. The Select Growth Fund added a second sub-adviser on April 18, 2003 and replaced the first sub-adviser on April 30, 2004. The Core Equity Fund changed sub-advisers and added a second sub-adviser on May 1, 2002.
(2)	Net investment income (loss) per share before reimbursements and waivers of fees by the investment advisor or reductions were $(0.016) in 2004 for Select Capital Appreciation Fund; $(0.001) in 2004, $0.001 in 2003, $0.000 in 2002, $0.011 in 2001, and $0.011 in 2000 for Select Value Opportunity Fund; $(0.002) in 2003, $0.000 in 2002, $0.001 in 2001, and $(0.002) in 2000 for Select Growth Fund; and $0.014 in 2001 and $0.015 in 2000 for Core Equity Fund.
(3)	Investment income per share reflects a special dividend which amounted to $ 0.006 and $0.004 for Select Growth Fund and Core Equity Fund, respectively.
(4)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

	Ratios/Supplemental Data
Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratios To Average Net Assets
			Net Investment Income (Loss)	Operating Expenses			Management Fee		Turnover Portfolio Rate
				(a)	(b)	(c)	Gross	Net
$2.286	18.62%	$299,355	(0.70)%	1.14%	1.15%	1.15%	0.92%	0.92%	38%
2.125	39.71%	296,204	(0.70)%	1.11%	1.13%	1.13%	0.92%	0.92%	46%
1.521	(21.60)%	287,593	(0.70)%	1.05%	1.06%	1.06%	0.90%	0.90%	41%
1.940	(1.14)%	435,864	(0.51)%	0.93%	0.94%	0.94%	0.88%	0.88%	44%
2.122	6.81%	510,483	(0.38)%	0.93%	0.94%	0.94%	0.87%	0.87%	53%

$2.270	19.35%	$345,750	0.02%	1.04%	1.10%	1.10%	0.88%	0.88%	99%
2.050	38.43%	380,801	0.07%	1.03%	1.09%	1.09%	0.88%	0.88%	117%
1.487	(16.32)%	351,831	0.12%	0.96%	1.03%	1.03%	0.87%	0.87%	94%
1.975	12.70%	440,335	0.63%	0.87%	0.92%	0.92%	0.87%	0.87%	97%
1.958	30.40%	397,541	0.71%	0.87%	0.94%	0.94%	0.88%	0.88%	22%

$1.251	14.47%	$333,494	1.33%	1.21%	1.22%	1.22%	0.92%	0.92%	84%
1.108	27.77%	380,653	1.46%	1.18%	1.19%	1.19%	0.92%	0.92%	28%
0.874	(19.37)%	335,890	1.17%	1.13%	1.14%	1.14%	0.91%	0.91%	14%
1.113	(21.43)%	460,006	0.97%	0.99%	1.01%	1.01%	0.89%	0.89%	26%
1.781	(9.03)%	679,128	0.77%	0.98%	0.99%	0.99%	0.88%	0.88%	24%

$1.545	7.44%	$528,558	0.21%	1.00%	1.02%	1.05%	0.82%	0.79%	95%
1.438	26.30%	625,729	(0.08)%	1.03%	1.07%	1.07%	0.81%	0.81%	75%
1.139	(27.60)%	375,959	0.05%	0.95%	1.01%	1.01%	0.82%	0.82%	125%
1.576	(24.71)%	660,893	0.12%	0.78%	0.85%	0.85%	0.79%	0.79%	91%
2.214	(17.79)%	1,040,237	(0.05)%	0.80%	0.81%	0.81%	0.76%	0.76%	79%

$1.713	10.41%	$337,127	1.02%	0.79%	0.81%	0.81%	0.58%	0.58%	37%
1.568	27.67%	400,017	0.88%	0.78%	0.80%	0.80%	0.58%	0.58%	27%
1.239	(23.45)%	401,888	0.78%	0.70%	0.74%	0.74%	0.57%	0.57%	115%
1.633	(16.90)%	673,753	0.75%	0.58%	0.61%	0.61%	0.55%	0.55%	134%
2.689	(9.51)%	924,904	0.51%	0.44%	0.50%	0.50%	0.45%	0.45%	190%

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period

	Income from Investment Operations						Less Distributions(d)
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income(2)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Increase (Decrease) in Net Asset Value
Equity Index Fund
2004	$2.453	$0.040	(3)	$0.211		$0.251	$(0.040)	$—	$(0.040)	$0.211
2003	1.944	0.029		0.508		0.537	(0.028)	—	(0.028)	0.509
2002	2.715	0.027		(0.616)		(0.589)	(0.028)	(0.154)	(0.182)	(0.771)
2001	3.299	0.030		(0.422)		(0.392)	(0.029)	(0.163)	(0.192)	(0.584)
2000	4.060	0.032		(0.362)		(0.330)	(0.034)	(0.397)	(0.431)	(0.761)
Select Investment Grade Income Fund(1)
2004	$1.119	$0.043		$—		$0.043	$(0.059)	$(0.015)	$(0.074)	$(0.031)
2003	1.134	0.040		(0.003	)(4)	0.037	(0.052)	—	(0.052)	(0.015)
2002	1.106	0.054		0.034		0.088	(0.060)	—	(0.060)	0.028
2001	1.086	0.064	(5)	0.021		0.085	(0.065)	—	(0.065)	0.020
2000	1.051	0.070		0.035		0.105	(0.070)	—	(0.070)	0.035
Government Bond Fund(1)
2004	$1.104	$0.030		$(0.007)		$0.023	$(0.042)	$(0.002)	$(0.044)	$(0.021)
2003	1.130	0.030		(0.011)		0.019	(0.045)	—	(0.045)	(0.026)
2002	1.077	0.041		0.057		0.098	(0.045)	—	(0.045)	0.053
2001	1.051	0.049	(5)	0.030		0.079	(0.053)	—	(0.053)	0.026
2000	1.011	0.058		0.040		0.098	(0.058)	—	(0.058)	0.040
Money Market Fund
2004	$1.000	$0.009		$—		$0.009	$(0.009)	$—	$(0.009)	$—
2003	1.000	0.008		—		0.008	(0.008)	— (6)	(0.008)	—
2002	1.000	0.016		—		0.016	(0.016)	—	(0.016)	—
2001	1.000	0.042		—		0.042	(0.042)	—	(0.042)	—
2000	1.000	0.062		—		0.062	(0.062)	—	(0.062)	—

(a)	Including reimbursements, waivers, and reductions.
(b)	Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.
(c)	Excluding reimbursements, waivers, and reductions.
(d)	Certain prior year amounts have been reclassified to conform to curent year presentation.
(1)	Effective January 1, 2001 the Select Investment Grade Income Fund and Government Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and are amortizing premium and discount on debt securitites using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share by $0.003 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.007 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.003 for Select Investment Grade Income Fund and an increase in net realized and unrealized gains and losses per share by $0.007 for Government Bond Fund and a decrease in the ratio of net investment income to average net assets from 6.04% to 5.79% for Select Investment Grade Income Fund and a decrease in the ratio of net investment income to average net assets from 5.16% to 4.52% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)	Net investment income (loss) per share before reimbursement of fees by the investment advisor was $0.028 in 2003 and $0.029 in 2001 for Equity Index Fund.
(3)	Investment income per share reflects a special dividend which amounted to $0.008 per share for Equity Index Fund.
(4)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to the fluctuating market values of the investments of the Portfolio.
(5)	Computed using average shares outstanding throughout the period.
(6)	Distributions from net realized gains are less than $.0005.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

	Ratios/Supplemental Data
Net Asset Value End of Period		Ratios To Average Net Assets
	Total Return	Net Assets End of Period (000’s)	Net Investment Income	Operating Expenses			Management Fee		Portfolio Turnover Rate

				(a)	(b)	(c)	Gross	Net
$2.664	10.32%	$595,037	1.53%	0.50%	0.52%	0.52%	0.28%	0.28%	4%
2.453	27.83%	666,455	1.37%	0.45%	0.50%	0.50%	0.28%	0.28%	23%
1.944	(22.22)%	342,683	1.16%	0.45%	0.47%	0.47%	0.28%	0.28%	10%
2.715	(12.02)%	517,315	1.02%	0.32%	0.34%	0.34%	0.28%	0.28%	21%
3.299	(9.03)%	599,266	0.87%	0.32%	0.33%	0.33%	0.27%	0.27%	9%

$1.088	3.98%	$402,219	3.78%	0.64%	0.64%	0.64%	0.42%	0.42%	113%
1.119	3.31%	530,199	3.42%	0.63%	0.63%	0.63%	0.41%	0.41%	192%
1.134	8.14%	620,074	4.85%	0.58%	0.58%	0.58%	0.41%	0.41%	130%
1.106	7.94%	571,582	5.79%	0.47%	0.47%	0.47%	0.41%	0.41%	114%
1.086	10.31%	445,609	6.53%	0.49%	0.49%	0.49%	0.42%	0.42%	159%

$1.083	2.12%	$128,860	3.02%	0.73%	0.73%	0.73%	0.50%	0.50%	77%
1.104	1.67%	200,158	2.82%	0.71%	0.71%	0.71%	0.50%	0.50%	55%
1.130	9.28%	291,995	3.48%	0.68%	0.68%	0.68%	0.50%	0.50%	79%
1.077	7.63%	116,514	4.52%	0.58%	0.58%	0.58%	0.50%	0.50%	190%
1.051	10.00%	78,531	5.58%	0.61%	0.61%	0.61%	0.50%	0.50%	53%

$1.000	0.91%	$264,679	0.88%	0.52%	0.52%	0.52%	0.32%	0.32%	N/A
1.000	0.80%	377,155	0.82%	0.53%	0.53%	0.53%	0.30%	0.30%	N/A
1.000	1.66%	704,805	1.63%	0.45%	0.45%	0.45%	0.30%	0.30%	N/A
1.000	4.28%	604,657	4.11%	0.36%	0.36%	0.36%	0.31%	0.31%	N/A
1.000	6.40%	457,912	6.19%	0.31%	0.31%	0.31%	0.26%	0.26%	N/A

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Allmerica Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. Allmerica Financial Corporation (“AFC”) has ceased all new sales of proprietary variable annuities and life insurance products. The Trust is comprised of nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Core Equity, Equity Index, Select Investment Grade Income, Government Bond and Money Market Funds (individually a “Portfolio”, collectively, the “Portfolios”).

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Equity securities which are traded on a recognized exchange (other than Nasdaq) are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Securities listed or traded on Nasdaq are valued at the Nasdaq official closing price. Over-the-counter securities for which market quotations are readily available are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. If prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term investments that mature in 60 days or less are valued at amortized cost. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Capital Appreciation, Select International Equity and Select Growth Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily forward exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are realized on the date of offset, otherwise gains and losses are realized on the settlement date.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on the purchases and sales of the securities. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying financial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country’s tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared, distributed and reinvested quarterly for the Core Equity, Equity Index, Select Investment Grade Income and Government Bond Funds, and annually for the Select Capital Appreciation, Select Value Opportunity, Select International Equity and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations. Differences between book basis and tax basis amounts are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including “Post-October Losses”, foreign currency gains and losses, gains and losses on futures contracts, and losses deferred due to wash sales and differing treatments for foreign currency transactions, paydown gains/losses on certain securities, capital loss carryforwards, return of capital on real estate investment trust holdings, net operating losses, amortization of premium and market discount, and non-taxable dividends. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights, as applicable.

Futures Contracts: All Portfolios, except the Money Market Fund, may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease a Portfolio’s exposure to the underlying instrument or hedge other portfolio investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin, if any, reflected in each applicable Portfolio’s Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable Portfolio’s portfolio of investments. The face amount reflects each contract’s exposure to the underlying instrument at period end.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the terms of the contracts. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company (“IBT”) as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Securities lending income” in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short-term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the counterparty (borrower) not meet its obligations under the terms of the loan. Information regarding the value of the securities loaned and the value of the collateral at period end is included in a footnote at the end of each applicable Portfolio’s portfolio of investments.

Cash Accounts: From time to time the Portfolios may leave cash overnight in their account. IBT has been contracted on behalf of the Portfolios to sweep these monies into a demand note account, which will pay interest equal to 75% of that day’s U.S. Treasury Bill rate back to the Portfolios.

Expenses: Expenses directly attributed to a portfolio are charged to the portfolio, while expenses which are attributable to more than one portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

Forward Commitments: The Select Capital Appreciation, Select Investment Grade Income, Government Bond, and Money Market Funds may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time (“forward commitments”). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolios, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Options: All Portfolios, except the Money Market Fund, may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase a Portfolio’s exposure to the underlying security. Buying puts and writing calls tend to decrease a Portfolio’s exposure to the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security to determine the realized gain or loss. Realized gains and losses on written options are included in realized gains and losses on securities. Losses may arise from changes in the value of the underlying securities, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the terms of the contracts. Exchange-traded options are valued using the last sale price or, if there were no sales that day, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust’s Board of Trustees. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust’s Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

3. INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Management Fees: Allmerica Financial Investment Management Services, Inc. (the “Manager”), a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”), serves as investment manager and administrator to the Trust. Allmerica Financial is a wholly-owned subsidiary of AFC. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

		Percentage of Average Daily Net Assets
Portfolio	First $100,000,000	Next $150,000,000	Next $250,000,000	Next $250,000,000	Next $250,000,000	Over $1,000,000,000
Select Capital Appreciation Fund	1.00%	0.90%	0.80%	0.70%	0.70%	0.65%
Select Value Opportunity Fund	1.00%	0.85%	0.80%	0.75%	0.70%	0.70%
Select International Equity Fund	1.00%	0.90%	0.85%	0.85%	0.85%	0.85%
Select Growth Fund	0.85%	0.85%	0.80%	0.75%	0.70%	0.70%
Core Equity Fund	0.60%	0.60%	0.55%	0.50%	0.45%	0.45%
Government Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Money Market Fund	0.35%	0.30%	0.30%	0.25%	0.20%	0.20%

Portfolio	First $50,000,000	Next $200,000,000	Over $250,000,000
Equity Index Fund	0.35%	0.30%	0.25%

Portfolio	First $50,000,000	Next $50,000,000	Over $100,000,000
Select Investment Grade Income Fund	0.50%	0.45%	0.40%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

Select Capital Appreciation Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Select Value Opportunity Fund	Cramer Rosenthal McGlynn, LLC
Select International Equity Fund	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)
J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Select Growth Fund	GE Asset Management Incorporated (“GEAM”)
Jennison Associates LLC (“Jennison”)
Core Equity Fund	UBS Global Asset Management (Americas) Inc. (“UBS”)
Goldman Sachs Asset Management, L.P. (“Goldman”)
Equity Index Fund	Opus Investment Management, Inc. (wholly-owned subsidiary of AFC)
Select Investment Grade Income Fund	Opus Investment Management, Inc.
Government Bond Fund	Opus Investment Management, Inc.
Money Market Fund	Opus Investment Management, Inc.

T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price, is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica Financial Life Insurance Company (“First Allmerica”), a wholly-owned subsidiary of Allmerica Financial. Effective October 1, 2004, both GMO and J.P. Morgan assumed sub-adviser responsibilities from Bank of Ireland Asset Management (U.S.) Limited for the

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Select International Equity Fund. GMO and J.P. Morgan each independently manages its own portion of the Select International Equity Fund. Effective April 30, 2004, GEAM assumed sub-adviser responsibilities from Putnam Investment Management, LLC (“Putnam”) for that portion of the Select Growth Fund that was independently management by Putnam. GEAM and Jennison each independently manages its own portion of the Select Growth Fund. UBS and Goldman each independently manages its own portion of the Core Equity Fund.

Plan of Distribution and Service: The 12b-1 Plan permits the Portfolios to pay Allmerica Financial and First Allmerica for marketing and distribution expenses to support the sale and distribution of the Portfolios’ shares and the provision of services to maintain and retain accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets. As directed by the Board of Trustees, each Portfolio pays a distribution fee at an annual rate of 0.15% of each Portfolio’s average daily net assets. For the year ended December 31, 2004, total payments made to Allmerica Financial and First Allmerica by the Portfolios under the 12b-1 Plan amounted to $5,164,234.

Custodian, Fund Accounting, and Administrative Fees: IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and reimbursement of certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4. REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain voluntary expense limitations as a percentage of average net assets, the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. The Portfolios’ voluntary expense limitations are as follows:

Select Capital Appreciation Fund	1.35%
Select Value Opportunity Fund*	1.25%
Select International Equity Fund	1.50%
Select Growth Fund**	1.20%
Core Equity Fund	1.20%
Equity Index Fund	0.60%
Select Investment Grade Income Fund	1.00%
Government Bond Fund	1.00%
Money Market Fund	0.60%

Expense limitations may be removed or revised at any time after a Portfolio’s first fiscal year of operations without prior notice to existing shareholders.

*	The Manager has also voluntarily agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

**	The Manager has voluntarily agreed to waive that portion of the management fee of Select Growth Fund to the extent that the amount of the sub-adviser fee paid to GEAM is less than the amount that would have been paid to Putnam. For the period April 30, 2004 through December 31, 2004, this management fee waiver amounted to $127,008.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

5. REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6. SHARES OF BENEFICIAL INTEREST

The Trust’s Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7. FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8. FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risks other than those reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Capital Appreciation, Select International Equity and Select Growth Funds may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

9. REORGANIZATIONS

Pursuant to separate Agreements and Plans of Reorganization (“Reorganizations”) approved by the Board of Trustees on January 7, 2003 and then approved by shareholders on March 27, 2003, each of the following Acquired Funds of the Trust were reorganized into the respective Acquiring Funds of the Trust after the close of business on the effective date shown. Each Reorganization was accomplished by a tax-free exchange of all of the assets and liabilities of the Acquired Fund for shares of the Acquiring Fund and by the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund. The reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the Portfolios or the separate account level of shares.

	Acquired Fund	Acquiring Fund	Effective Date
Reorganization #1	Select Strategic Growth Fund	Select Growth Fund	April 17, 2003
Reorganization #2	Select Emerging Markets Fund	Select International Equity Fund	April 30, 2003
Reorganization #3	Select Growth and Income Fund	Equity Index Fund	April 25, 2003
Reorganization #4	Select Aggressive Growth Fund	Select Growth Fund	April 17, 2003
Reorganization #5	Select Strategic Income Fund	Select Investment Grade Income Fund	April 22, 2003

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Each Reorganization was accomplished as follows:

Reorganization #1: An exchange of 15,107,801 shares of Select Growth Fund for the 67,820,054 shares then outstanding (each valued at $0.262) of Select Strategic Growth Fund; whose net assets, including $8,264,448 of unrealized depreciation were combined with Select Growth Fund for total net assets after the reorganization of $601,471,129 (includes the net assets of Select Aggressive Growth Fund of Reorganization #4).

Reorganization #2: An exchange of 52,384,344 shares of Select International Equity Fund for the 70,465,156 shares then outstanding (each valued at $0.642) of Select Emerging Markets Fund; whose net assets, including $1,690,066 of unrealized appreciation were combined with Select International Equity Fund for total net assets after the reorganization of $344,940,863.

Reorganization #3: An exchange of 147,106,786 shares of Equity Index Fund for the 306,640,159 shares then outstanding (each valued at $0.953) of Select Growth and Income Fund; whose net assets, including $39,999,505 of unrealized depreciation were combined with Equity Index Fund for total net assets after the reorganization of $611,065,810.

Reorganization #4: An exchange of 220,257,679 shares of Select Growth Fund for the 281,013,367 shares then outstanding (each valued at $0.922) of Select Aggressive Growth Fund; whose net assets, including $14,734,409 of unrealized depreciation were combined with Select Growth Fund for total net assets after the reorganization of $601,471,129 (includes the net assets of Select Strategic Growth Fund of Reorganization #1).

Reorganization #5: An exchange of 125,882,319 shares of Select Investment Grade Income Fund for the 131,490,310 shares then outstanding (each valued at $1.085) of Select Strategic Income Fund; whose net assets, including $3,796,669 of unrealized appreciation were combined with Select Investment Grade Income Fund for total net assets after the reorganization of $674,124,396.

ALLMERICA INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody’s and S&P Ratings and Concentration of Investments tables), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Core Equity Fund, Equity Index Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund (constituting the Allmerica Investment Trust, hereafter referred to as the “Trust”) at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2005

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES (Unaudited)

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

P. Kevin Condron (59)	Trustee, Member of the Audit Committee, Fund Operations Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 1998	President and Chief Executive Officer, The Granite Group (wholesale plumbing and heating), 1997-present.	11	Director, Banknorth Group.

Jocelyn S. Davis (51)	Trustee, Member of the Audit Committee, Fund Operations Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 2001	President, Nelson Hart, LLC (consulting), 2002-present; Beers & Cutler (professional services), 2001-2002; Chief Financial Officer, AARP (non-profit), 1996-2001.	11	None

Cynthia A. Hargadon (50)	Trustee, Member of the Audit Committee, Fund Operations Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 1997	Chief Investment Officer, North Point Advisors LLC (consulting), 2003 - present; President, Hargadon Associates (asset management consulting), 2002-2003; President, Potomac Asset Management, Inc., 2000-2002; Director of Investments, National Automobile Dealers Association, 1999-2000.	11	Director, Wilshire Target Funds, 2001-present.

Gordon Holmes (66)	Trustee, Chairman of the Audit Committee and Member of the Fund Operations Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 1991	Instructor at Bentley College, 1998-present; Certified Public Accountant; Retired Partner, Tofias, Fleishman, Shapiro & Co., P.C. (Accountants).	11	None

Attiat F. Ott (69)	Trustee, Chairman of the Fund Operations Committee and Member of the Audit Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 1982	Professor of Economics and Director of the Institute for Economic Studies, Clark University, 950 Main Street, Worcester, MA 01910.	11	None

Ranne P. Warner (60)	Trustee, Chairman of the Governance Committee and Member of the Audit Committee, Fund Operations Committee and Investment Operations Committee	1 Year Term Served Since 1991	President, Centros Properties, USA; Owner, Ranne P. Warner and Company; Blackstone Exchange LLC (real estate) 2001-present.	11	Director, Wainwright Bank & Trust Co. (commercial bank).

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES (Unaudited)

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
*John P. Kavanaugh (50)	Chairman, Trustee and President, Chairman of the Investment Operations Committee	1 Year Term Served Since 1995	President, Opus Investment Management, Inc. (“OIM”); Vice President, Director, Chief Investment Officer, First Allmerica Financial Life Insurance Company (“First Allmerica”) and Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial Life”).	11	None

*Edward J. Parry, III (45)	Trustee, Member of the Investment Operations Committee	1 Year Term Served Since 2004	Executive Vice President, Director, Chief Financial Officer, Allmerica Financial Corporation, First Allmerica and Allmerica Financial Life.	11	None

*	Messrs. Kavanaugh and Parry are “interested persons”, as defined in the Investment Company Act of 1940 as amended, of the Trust and of Allmerica Financial Corporation (“AFC”) because of their affiliations with AFC.
(1)	The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.
(2)	Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

The Statement of Additional Information of Allmerica Investment Trust (“SAI”) contains additional information about the Board of Trustees and is available without charge upon request. You may request a copy of the SAI by contacting us at the phone number listed on the back cover of this report.

ALLMERICA INVESTMENT TRUST

REGULATORY DISCLOSURES (Unaudited)

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund (the “Portfolio”) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Securities issued by some U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), are not backed by the full faith and credit of the U.S. Government. No assurances can be given that the U.S. Government would provide financial support to a U.S. Government-sponsored instrumentality if not obligated to do so.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios of Allmerica Investment Trust and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and Allmerica Investment Trust which include important information related to charges and expenses.

Allmerica Investment Trust (the “Trust”) files complete schedules of portfolio holdings of the Portfolios of the Trust with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

Descriptions of the policies and procedures that the Portfolios of Allmerica Investment Trust use to determine how to vote proxies relating to portfolio securities are available via the following methods:

(i)	Without charge, upon request, by calling 1-800-533-7881;

(ii)	On each of the following websites:

http://www.allmerica.com/afs/account/index.htm

http://www.allmerica.com/select/index.htm

http://www.allmerica.com/afs/asb/index.htm;

(iii)	On the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the funds of Allmerica Investment Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

CLIENT NOTICES (Unaudited)

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc.

Allmerica Financial Alliance Insurance Company • Allmerica Financial Benefit Insurance Company • AMGRO, Inc.

Financial Profiles, Inc. • VeraVest Investments, Inc. • VeraVest Investment Advisors, Inc. • Opus Investment Management, Inc.

First Allmerica Financial Life Insurance Company • Allmerica Financial Life Insurance and Annuity Company (all states except NY)

440 Lincoln Street, Worcester, Massachusetts 01653

www.allmerica.com

05-0119

A Letter from the Chairman	1
Money Market Fund	2

Expense Example	F-1

Financials	F-2

For information on ordering additional copies of this report, see Client Notices on page F-13.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

A Letter from the Chairman

Dear Client:

Economic growth was mixed throughout the world in 2004, while the weakening U.S. dollar proved to be a boon to many foreign stock markets. The economies of the twelve euro zone countries grew by less than 2%, but many European stock markets still produced solid returns. In the United Kingdom, a relatively robust economy helped the FTSE 100 Index gain over 11%, despite four interest rate hikes by the Bank of England. Investors in mainland Europe ignored anemic economic growth rates, pushing up both Germany’s DAX Index and France’s CAC 40 Index by more than 7%. Many Asian stock markets posted substantial increases, due to inflows of foreign capital and healthy economic growth. Stock markets in Australia, Singapore and Hong Kong enjoyed the largest percentage gains, although markets in Japan also ended higher, despite a sluggish economy. Hong Kong’s Hang Seng Index rose over 17%, while Japan’s Nikkei Average finished the period up more than 8%. In Latin America, Mexico’s recovering economy drove stock market gains of over 40%, while Chinese demand for metals and other commodities helped spur growth in Argentina, Brazil and Chile.

The United States economy turned in a strong performance in 2004. Gross domestic product, which grew steadily throughout the year, ended higher by about 4%. The consumer remained the mainstay of economic activity, as relatively low interest rates drove continued spending on housing, goods and services. Business investment returned, as firms spent more on equipment and software. Beginning with its June meeting, the Federal Reserve Board raised its target for the federal funds rate five times, moving from 1.00% to 2.25%, in 0.25% increments. As these short-term interest rate increases trickled through the economy, long-term interest rates were largely unaffected, ending the year slightly lower than where they began. Low mortgage rates helped the real estate industry turn in a stronger-than-expected performance. Rising energy costs, which had threatened to derail economic growth, subsided as oil prices declined late in the year. The U.S. stock market, as measured by the S&P 500® Index, produced returns of over 10%, better than many analysts had expected. The Nasdaq Composite Index rose more than 9%, despite declines in some large technology stocks. With interest rates remaining low, the bond market surprised many analysts, registering another year of solid returns.

Money market fund returns were modest in 2004, as short-term interest rates reacted to the Federal Reserve Board’s tightening moves. The Allmerica Investment Trust Money Market Fund continued its strong relative performance during the period, returning 0.91%, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable.

On behalf of the Board of Trustees,

John P. Kavanaugh

Chairman of the Board

Allmerica Investment Trust

1

Money Market Fund

The Money Market Fund returned 0.91% for 2004, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable, which returned 0.66%.

At the start of the year, the money markets were rather muted, with little volatility and a less-than-clear picture of the Federal Reserve Board’s intentions regarding interest rate movements. However, after the March job creation number came in at over double the estimate, the Federal Reserve Board began the process of raising the target federal funds rate a total of five times, to 2.25%. Despite these actions, long-term bond yields actually ended the year lower, because of minimal inflationary concerns and block buying of U.S. Treasury securities by foreign central banks. The fund’s outperformance to its benchmark can be attributed to a slightly longer average maturity at the start of the year, when interest rates were flat, and a shorter average maturity toward the end of the year, when interest rates started to rise. The short average maturity of the portfolio in the second half of the year provided excess yield over longer average maturity funds when the Federal Reserve Board started raising interest rates. Further, a sizable concentration in floating-rate notes, which offer incremental yield over straight debt and reset frequently, helped performance since their yields rise as overall yield levels rise.

The Investment Sub-Adviser’s outlook for the money markets in 2005 is positive. The likelihood of continued interest rate hikes by the Federal Reserve Board may lead to higher yields earned by money market funds and their investors. The Investment Sub-Adviser’s strategy will be to maintain a relatively short average maturity, in order to turn the portfolio over naturally and continually take advantage of each interest rate hike.

The comments above are based on information provided by the Investment Sub-Adviser for the period indicated.

Investment Sub-Adviser	About the Fund
Opus Investment Management, Inc.	Seeks to maximize current income for investors while preserving capital and liquidity.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Money Market Fund	0.91%	2.79%	4.12%

Money Fund Report Averages: First Tier Taxable	0.66%	2.30%	3.63%
Lipper Money Market Funds Average	0.83%	2.49%	3.82%

Average Yield as of December 31, 2004

Money Market Fund 7-Day Yield	1.64%

Growth of a $10,000 Investment Since 1994

The Money Market Fund is a portfolio of Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Money Fund Report Averages: First Tier Taxable is published by iMoneyNet, Inc., an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of funds within the money market category.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For information on the current month end performance of variable annuity and variable life insurance products, please call: (800) 533-7881. The performance data quoted is net of all fund operating expenses, but does not include variable insurance or variable annuity charges. If the performance data included the effect of these additional charges, it would have been lower.

2

ALLMERICA INVESTMENT TRUST

EXPENSE EXAMPLE 12/31/04 (Unaudited)

You do not own shares of the Money Market Fund of the Allmerica Investment Trust directly. As a contract/policy owner investing in the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Fund and to compare these expenses with the ongoing expenses of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any costs or expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing expenses of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the costs or expenses that apply to the subaccount or the contract were included, your costs would have been higher.

	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Annualized Expense Ratio	Expenses Paid During Period* (July 1 to December 31, 2004)
Money Market Fund
Actual	$1,000.00	$1,005.90	0.52%	$2.62
Hypothetical	1,000.00	1,022.52	0.52%	2.64

*	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

F-1

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS • December 31, 2004

Par Value		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.4%

	Fannie Mae - 8.7%
$12,000,000	1.27%, 04/25/05	$11,981,906
5,000,000	1.36%, 05/03/05	4,998,126
6,000,000	2.32%, 09/12/05	6,000,000

		22,980,032

	Federal Home Loan Bank - 8.7%
7,000,000	1.35%, 03/23/05	7,000,000
10,000,000	1.50%, 01/07/05	10,000,000
6,000,000	1.55%, 03/29/05	6,000,000

		23,000,000

	Total U.S. Government Agency Obligations	45,980,032

	(Cost $ 45,980,032)

CORPORATE NOTES - 27.5%

	Banks - 3.8%
10,000,000	Marshall & Isley Bank (a)
	2.51%, 12/20/05	10,000,000

	Computers - 3.8%
10,000,000	International Business Machines Corp. (a)
	2.32%, 12/08/05	10,000,000

	Diversified Financial Services - 19.9%
4,000,000	American Honda Finance Corp., MTN (a) (b)
	2.16%, 05/06/05	4,000,000
7,864,000	Caterpillar Finance Services Corp., MTN (a)
	2.18%, 07/09/05	7,864,000
12,000,000	Merrill Lynch & Co., Inc., Series C, MTN (a)
	2.24%, 02/17/05	12,000,000
10,000,000	Money Marktet Trust LLC (a)
	2.36%, 06/03/05	10,000,000
10,000,000	Morgan Stanley (a)
	2.52%, 08/15/05	10,000,000
9,000,000	National Rural Utilities Cooperative Finance
	Colonial Trust (a)
	2.61%, 02/07/05	9,003,905

		52,867,905

	Total Corporate Notes	72,867,905

	(Cost $ 72,867,905)

COMMERCIAL PAPER (c) - 43.3%

	Banks - Foreign Banks & Branches - 3.0%
8,000,000	Lloyds TSB Bank PLC
	2.29%, 01/10/05	7,995,420

	Diversified Financial Services - 33.1%
10,000,000	Asset One Securitization (b)
	2.33%, 01/12/05	9,992,880
10,000,000	CIT Group, Inc.
	2.25%, 02/02/05	9,980,000
$2,435,000	General Electric Capital Corp.
	2.00%, 02/28/05	$2,427,154
8,000,000	High Peak Funding LLC (b)
	2.13%, 01/05/05	7,998,107
5,000,000	High Peak Funding LLC (b)
	2.37%, 01/13/05	4,996,050
5,984,000	International Lease Finance
	2.32%, 01/28/05	5,973,588
5,604,000	Newbury Funding (b)
	2.15%, 01/05/05	5,602,661
11,000,000	Preferred Receivables Funding Corp. (b)
	2.28%, 01/06/05	10,996,517
10,650,000	Rabobank USA Finance Corp.
	2.17%, 01/03/05	10,648,716
12,000,000	Swiss Re Financial Products (b)
	2.11%, 03/21/05	11,944,437
7,131,000	Transamerica Asset Funding (b)
	2.36%, 01/13/05	7,125,402

		87,685,512

	Oil & Gas - 3.8%
10,000,000	Motiva Enterprises LLC
	2.25%, 01/04/05	9,998,125

	Software - 3.4%
9,000,000	First Data Corp.
	2.25%, 01/05/05	8,997,750

	Total Commercial Paper	114,676,807

	(Cost $ 114,676,807)

CERTIFICATES OF DEPOSIT - 7.6%

10,000,000	Citibank New York NA
	2.06%, 01/25/05	10,000,000
10,000,000	Suntrust Bank of Atlanta
	2.06%, 02/17/05	10,000,000

	Total Certificates of Deposit	20,000,000

	(Cost $ 20,000,000)
Shares
INVESTMENT COMPANIES - 4.3%

11,071,262	Barclays Prime Money Market Fund	11,071,262
45,502	Dreyfus Cash Management Plus Money Market Fund	45,502
210,196	One Group Institutional Prime Money Market Fund	210,196

	Total Investment Companies	11,326,960

	(Cost $ 11,326,960)

Total Investments - 100.1%		264,851,704

(Cost $ 264,851,704)
Net Other Assets and Liabilities - (0.1)%		(173,137)

Total Net Assets - 100.0%		$264,678,567

(a)	Variable rate security. The rate shown reflects rate in effect at period end.

See Notes to Financial Statements.

F-2

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2004

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2004, these securities amounted to $62,656,054 or 23.7% of net assets. These securities have been deemed to be liquid in accordance with procedures established by the Board of Trustees.

(c)	Effective yield at time of purchase.

MTN Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2004, the aggregate cost of investment securities for tax purposes was $264,851,704.

As of December 31, 2004, the components of distributable earnings on a tax basis consisted of $20,750 of undistributed ordinary income.

During the year ended December 31, 2004, the tax character of distributions paid for ordinary income was $2,804,306.

Major Class Concentration of Investments as a Percentage of Net Assets*:

Commercial Paper	43.3%
Corporate Notes	27.5
U.S. Government Agency Obligations	17.4
Certificates Of Deposit	7.6
Investment Companies	4.3
Net Other Assets and Liabilities	(0.1)

Total	100.0%

*	Not part of the financial statements; therefore not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

F-3

ALLMERICA INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES • December 31, 2004

Money Market Fund
ASSETS:
Total investments at value (cost $264,851,704)	$264,851,704
Cash	37,605
Interest receivable	471,786

Total Assets	265,361,095

LIABILITIES:
Management fee payable	72,932
Distribution fee payable	34,179
Trustees’ fees and expenses payable	5,417
Payable for shares repurchased	524,215
Accrued expenses and other payables	45,785

Total Liabilities	682,528

NET ASSETS	$264,678,567

NET ASSETS consist of:
Paid-in capital	$264,657,817
Undistributed net investment income	20,750

TOTAL NET ASSETS	$264,678,567

Shares of beneficial interest outstanding (unlimited authorization, no par value)	264,599,730
NET ASSET VALUE,
Offering and redemption price per share (Net Assets/Shares Outstanding)	$1.000

See Notes to Financial Statements.

F-4

ALLMERICA INVESTMENT TRUST

STATEMENT OF OPERATIONS • For the Year Ended December 31, 2004

Money Market Fund
INVESTMENT INCOME
Interest	$4,461,392

EXPENSES
Management fees	1,003,441
Distribution fees	475,693
Custodian and Fund accounting fees	74,501
Legal fees	18,245
Audit fees	31,745
Trustees’ fees and expenses	15,736
Reports to shareholders	25,764
Miscellaneous	11,961

Total expenses	1,657,086

NET INVESTMENT INCOME	2,804,306

NET REALIZED GAIN ON INVESTMENTS	4,093

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,808,399

See Notes to Financial Statements.

F-5

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	Years Ended December 31,
	2004	2003
NET ASSETS at beginning of year	$377,154,527	$704,804,637

Increase (decrease) in net assets resulting from operations:
Net investment income	2,804,306	4,286,757
Net realized gain on investments sold	4,093	76,830

Net increase in net assets resulting from operations	2,808,399	4,363,587

Distributions to shareholders from:
Net investment income	(2,804,306)	(4,286,757)
Net realized gain on investments	—	(37,465)

Total distributions	(2,804,306)	(4,324,222)

Capital share transactions:
Net proceeds from sales of shares	105,887,642	181,842,312
Issued to shareholders in reinvestment of distributions	2,804,306	4,324,222
Cost of shares repurchased	(221,172,001)	(513,856,009)

Net decrease from capital share transactions	(112,480,053)	(327,689,475)

Total decrease in net assets	(112,475,960)	(327,650,110)

NET ASSETS at end of year	$264,678,567	$377,154,527

Undistributed net investment income	$20,750	$—

OTHER INFORMATION:

Share transactions:
Sold	105,887,642	181,842,312
Issued to shareholders in reinvestment of distributions	2,804,306	4,324,222
Repurchased	(221,172,001)	(513,856,009)

Net decrease in shares outstanding	(112,480,053)	(327,689,475)

See Notes to Financial Statements.

F-6

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year

							Ratios /Supplemental Data
								Ratios To Average Net Assets
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income	Dividends from Net Investment Income	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Net Investment Income	Operating Expenses	Management Fee
Money Market Fund
2004	$1.000	$0.009	$(0.009)	$(0.009)	$1.000	0.91%	$264,679	0.88%	0.52%	0.32%
2003	1.000	0.008	(0.008)	(0.008)(1)	1.000	0.80%	377,155	0.82%	0.53%	0.30%
2002	1.000	0.016	(0.016)	(0.016)	1.000	1.66%	704,805	1.63%	0.45%	0.30%
2001	1.000	0.042	(0.042)	(0.042)	1.000	4.28%	604,657	4.11%	0.36%	0.31%
2000	1.000	0.062	(0.062)	(0.062)	1.000	6.40%	457,912	6.19%	0.31%	0.26%

(1)	Includes distribution from net realized capital gains of less than $.0005.

See Notes to Financial Statements.

F-7

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Allmerica Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. Allmerica Financial Corporation (“AFC”) has ceased all new sales of proprietary variable annuities and life insurance products. The Trust is comprised of nine managed investment portfolios (“Portfolios”). The accompanying financial statements and financial highlights are those of the Money Market Fund (the “Portfolio”).

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities of the Portfolio are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolio from investments in certain investment companies are recorded as interest income in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. The Portfolio intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Portfolio. The Portfolio declares and distributes all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Expenses: Expenses directly attributed to a portfolio are charged to the portfolio, while expenses which are attributable to more than one portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

Forward Commitments: The Portfolio may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time (“forward commitments”). If the Portfolio does so, it will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio generally will enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if its Sub-Adviser deems it appropriate to do so.

F-8

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase Agreements: The Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust’s Board of Trustees. The Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust’s Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3. INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Management Fees: Allmerica Financial Investment Management Services, Inc. (the “Manager”), a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”), serves as investment manager and administrator to the Trust. Allmerica Financial is a wholly-owned subsidiary of AFC. Under the terms of the management agreement, the Portfolio pays a management fee, calculated daily and payable monthly, at annual rates of 0.35% for the first $100,000,000 in average daily net assets, 0.30% for the next $400,000,000 in average daily net assets, 0.25% for the next $250,000,000 in average daily net assets, and 0.20% for average daily net assets in excess of $750,000,000.

The Manager has entered into a Sub-Adviser Agreement for the management of the investments of the Portfolio. The Manager is solely responsible for the payment of all fees to the Sub-Adviser. The Sub-Adviser for the Portfolio is Opus Investment Management, Inc., a wholly-owned subsidiary of AFC.

Plan of Distribution and Service: The 12b-1 Plan permits the Portfolio to pay Allmerica Financial and First Allmerica Financial Life Insurance Company, a wholly-owned subsidiary of Allmerica Financial, for marketing and distribution expenses to support the sale and distribution of the Portfolio’s shares and the provision of services to maintain and retain accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. As directed by the Board of Trustees, the Portfolio pays a distribution fee at an annual rate of 0.15% of the Portfolio’s average daily net assets.

Custodian, Fund Accounting, and Administrative Fees: Investors Bank & Trust Company (“IBT”) provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolio and is entitled to receive an administrative fee and reimbursement of certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4. REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed 0.60% of average net assets, the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitation. Expense limitations may be removed or revised at any time after the Portfolio’s first fiscal year of operations without prior notice to existing shareholders.

F-9

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

5. SHARES OF BENEFICIAL INTEREST

The Trust’s Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolio, each without a par value.

6. FOREIGN SECURITIES

The Portfolio may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

F-10

ALLMERICA INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for the Major Class Concentration of Investments table), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund (one of the Portfolios constituting the Allmerica Investment Trust, hereafter referred to as the “Trust”) at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2005

F-11

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES (Unaudited)

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
P. Kevin Condron (59)	Trustee, Member of the Audit Committee, Fund Operations Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 1998	President and Chief Executive Officer, The Granite Group (wholesale plumbing and heating), 1997-present.	11	Director, Banknorth Group.

Jocelyn S. Davis (51)	Trustee, Member of the Audit Committee, Fund Operations Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 2001	President, Nelson Hart, LLC (consulting), 2002-present; Beers & Cutler (professional services), 2001-2002; Chief Financial Officer, AARP (non-profit), 1996-2001.	11	None

Cynthia A. Hargadon (50)	Trustee, Member of the Audit Committee, Fund Operations Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 1997	Chief Investment Officer, North Point Advisors LLC (consulting), 2003-present; President, Hargadon Associates (asset management consulting), 2002-2003; President, Potomac Asset Management, Inc., 2000-2002; Director of Investments, National Automobile Dealers Association, 1999-2000.	11	Director, Wilshire Target Funds, 2001- present.

Gordon Holmes (66)	Trustee, Chairman of the Audit Committee and Member of the Fund Operations Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 1991	Instructor at Bentley College, 1998-present; Certified Public Accountant; Retired Partner, Tofias, Fleishman, Shapiro & Co., P.C. (Accountants).	11	None

Attiat F. Ott (69)	Trustee, Chairman of the Fund Operations Committee and Member of the Audit Committee, Investment Operations Committee and Governance Committee	1 Year Term Served Since 1982	Professor of Economics and Director of the Institute for Economic Studies, Clark University, 950 Main Street, Worcester, MA 01910.	11	None

Ranne P. Warner (60)	Trustee, Chairman of the Governance Committee and Member of the Audit Committee, Fund Operations Committee and Investment Operations Committee	1 Year Term Served Since 1991	President, Centros Properties, USA; Owner, Ranne P. Warner and Company; Blackstone Exchange LLC (real estate) 2001-present.	11	Director, Wainwright Bank & Trust Co. (commercial bank).

*John P. Kavanaugh (50)	Chairman, Trustee and President, Chairman of the Investment Operations Committee	1 Year Term Served Since 1995	President, Opus Investment Management, Inc. (“OIM”); Vice President, Director, Chief Investment Officer, First Allmerica Financial Life Insurance Company (“First Allmerica”) and Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial Life”).	11	None

*Edward J. Parry, III (45)	Trustee, Member of the Investment Operations Committee	1 Year Term Served Since 2004	Executive Vice President, Director, Chief Financial Officer, Allmerica Financial Corporation, First Allmerica and Allmerica Financial Life.	11	None

*	Messrs. Kavanaugh and Parry are “interested persons”, as defined in the Investment Company Act of 1940 as amended, of the Trust and of Allmerica Financial Corporation (“AFC”) because of their affiliations with AFC.

(1)	The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

(2)	Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

The Statement of Additional Information of Allmerica Investment Trust (“SAI”) contains additional information about the Board of Trustees and is available without charge upon request. You may request a copy of the SAI by contacting us at the phone number listed on the back cover of this report.

F-12

ALLMERICA INVESTMENT TRUST

REGULATORY DISCLOSURES (Unaudited)

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund (the “Portfolio”) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Securities issued by some U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), are not backed by the full faith and credit of the U.S. Government. No assurances can be given that the U.S. Government would provide financial support to a U.S. Government-sponsored instrumentality if not obligated to do so.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolio and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company and Allmerica Investment Trust which include important information related to charges and expenses.

Allmerica Investment Trust (the “Trust”) files complete schedules of portfolio holdings of the Portfolios of the Trust with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

During the most recent 12-month period ended June 30, the Portfolio did not vote proxies relating to its portfolio securities because the Portfolio invests exclusively in non-voting securities.

CLIENT NOTICES (Unaudited)

This report includes financial statements for the Money Market Fund of Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

F-13

Intentionally Left Blank

THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc.

Allmerica Financial Alliance Insurance Company • Allmerica Financial Benefit Insurance Company • AMGRO, Inc.

Financial Profiles, Inc. • VeraVest Investments, Inc. • VeraVest Investment Advisors, Inc. • Opus Investment Management, Inc.

First Allmerica Financial Life Insurance Company • Allmerica Financial Life Insurance and Annuity Company (all states except NY)

440 Lincoln Street, Worcester, Massachusetts 01653

www.allmerica.com

05-0119

Item 2.	Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial/principal accounting officer.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Gordon Holmes, who is an “independent” Trustee (as such term is defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)), qualifies as an “audit committee financial expert” (as such term has been defined in the SEC Regulations).

The SEC has stated that the designation or identification of a person as an audit financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

	Audit Fees	Types of Services	Percentage of Services Approved by the Audit Committee under the De Minimus Exception (defined below)
2004	$328,000		—
2003	$304,000		—

	Audit -Related Fees
2004	$0		0%
2003	$0		0%

	Tax Fees
2004	$36,400	Tax return review	0%
2003	$41,000	Tax return review	0%

	All Other Fees
2004	$0		0%
2003	$0		0%

All fees disclosed above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” represent fees billed for services that were required to be pre-approved, and which were so pre-approved, by the registrant’s Audit Committee in accordance with the Audit Committee’s Policy for Pre-Approval of Services Provided by Independent Auditors.

For the last two fiscal years of the registrant, the independent accountants billed aggregate non-audit fees in the following amounts to the registrant and Allmerica Financial Investment Management Services, Inc. (“AFIMS”), the Trust’s investment adviser:

2004	$36,400
2003	$41,000

The registrant’s Audit Committee has determined that the provision by the registrant’s independent accountants of non-audit services that were rendered to AFIMS and that were not pre-approved by the Audit Committee were compatible with maintaining the independence of such accountants.

The following table presents fees billed by the registrant’s independent accountants for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

	Audit-Related Fees	Tax Fees	All Other Fees	Total Non- Audit Fees	Percentages of services approved by Audit Committee
2004	$0	$0	$0	$0	—
2003	$0	$0	$0	$0	—

The Audit Committee has adopted certain policies and procedures for pre-approval of services provided by the independent accountants. On an annual basis, certain types of recurring audit, audit-related and other services are pre-approved by the Committee, including, among other things, the list of required audits and projects presented by the independent accountants; consultation and advisory services related to accounting/reporting and risk management/control matters provided in the normal course of business; and assistance with SEC and other regulatory filings and tax services incurred in the normal course of business. This pre-approval will occur concurrently with the approval of the annual audit fees and will apply to all individual projects meeting the criteria discussed above and which are expected to result in total fees less than $400,000. For individual projects outside the scope of the fiscal year audits and tax return filings expected to be $25,000 or greater, specific pre-approval will be necessary.

Pre-approvals for all other services will occur if and when the need for any such services arises. This pre-approval will be initiated by AFIMS and will be requested from the Chairman or, in the event the Chairman is unavailable, any other member of the Audit Committee. Any services approved by the Chairman, or other Audit Committee member, at any time other than during an Audit Committee meeting will be reported to the full Audit Committee at the next regularly scheduled meeting. Expenses permitted under Rule 2-01(c)(7)(i)(C) of Regulation S-X (the “De Minimis Exception”) will not require pre-approval.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

The Schedule referenced in this Item 6 of Form N-CSR is included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

Material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees: Not Applicable

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers have concluded that, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, such disclosure controls and procedures provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons.

(b)	Changes to internal control over financial reporting: Not Applicable

Item 12.	Exhibits

(a)	(1) Code of Ethics that applies to the registrant’s principal executive officer and principal financial/ principal accounting officer is attached as Exhibit 99.CODE.

(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Exhibit 99.CERT.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.CERTB.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allmerica Investment Trust

By:	/s/ John P. Kavanaugh
John P. Kavanaugh President and Chairman

Date: February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Kavanaugh
John P. Kavanaugh President and Chairman

Date: February 24, 2005

By:	/s/ Paul T. Kane
Paul T. Kane
Assistant Vice President and Treasurer (Principal Accounting Officer and Principal Financial Officer)

Date: February 24, 2005